As filed with the Securities and Exchange Commission on April 30, 1998.


                                                               File No. 33-44712
                                                               File No. 811-6509

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20546

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                              SECURITIES ACT OF 1933                         |_|
                         POST-EFFECTIVE AMENDMENT NO. 16                     |X|
                                       and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |_|
                                 AMENDMENT NO. 18                            |X|

                                The Pillar Funds
               (Exact Name of Registrant as Specified in Charter)

                                 2 Oliver Street
                           Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781

                                 Kevin P. Robins
                           c/o SEI Investments Company
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Richard W. Grant, Esquire
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103

  It is proposed that this filing will become effective (check appropriate box)

                |X| immediately upon filing pursuant to Paragraph (b) |_| on (date) pursuant to Paragraph (b)
                |_| 60 days after filing pursuant to Paragraph (a) |_| 75 days after filing pursuant to Paragraph (a) |_| on (date) pursuant to Paragraph (a) of Rule 485


================================================================================

                                THE PILLAR FUNDS
                              CROSS REFERENCE SHEET

PART A-Prime Obligation Money Market, U.S. Treasury Securities Money Market, Tax-Exempt Money Market, Fixed Income, Intermediate-Term Government Securities, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Equity Growth, Equity Value, Equity Income and Balanced Funds-Class A and B Shares


U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds-Class I Shares


N-1A ITEM NO.                                                            LOCATION
Item 1.   Cover Page.................................................    Cover Page
Item 2.   Synopsis ..................................................    Summary
Item 3.   Condensed Financial Information ...........................    Financial Highlights
Item 4.   General Description of Registrant .........................    The Trust; Investment Objectives and
                                                                            Policies; Investment Limitations;
                                                                            Description of Permitted Investments
Item 5.   Management of the Trust ...................................    The Advisor; The Administrator; The
                                                                            Shareholder Servicing Agent; The
                                                                            Distributor; General Information--The
                                                                            Trust; General Information--Trustees
                                                                            of the Trust
Item 5A.  Management's Discussion of Fund Performance ...............                       *
Item 6.   Capital Stock and Other Securities ........................    Taxes; General Information--Dividends
Item 7.   Purchase of Securities Being Offered ......................    Cover Page; The Distributor; Purchase
                                                                            and Redemptions of Shares
Item 8.   Redemption or Repurchase ..................................    Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings .................................    Not Applicable

             PART A-International Growth Fund-Class A and B Shares

                    International Growth Fund-Class I Shares

N-1A ITEM NO.                                                            LOCATION
Item 1.   Cover Page ................................................    Cover Page
Item 2.   Synopsis ..................................................    Summary
Item 3.   Condensed Financial Information ...........................    Financial Highlights



Item 4.   General Description of Registrant ..........................   The Trust; Investment Objective and
                                                                            Policies; Investment Limitations;
                                                                            Description of Permitted Investments
Item 5.   Management of the Trust ....................................   The Advisor; The Sub-Advisor; The
                                                                            Administrator; The Shareholder
                                                                            Servicing Agent; The Distributor;
                                                                            General Information--The Trust;
                                                                            General Information--Trustees of the
                                                                            Trust
Item 5A.  Management's Discussion of Fund Performance ................         *
Item 6.   Capital Stock and Other Securities .........................   Taxes; General Information--Dividends
Item 7.   Purchase of Securities Being Offered .......................   Cover Page; The Distributor; Purchase
                                                                            and Redemptions of Shares
Item 8.   Redemption or Repurchase ...................................   Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings ..................................   Not Applicable


          PART A-U.S. Treasury Securities Money Market-Class A Shares,
                     Prime Obligation Money Market-Class S
               Shares and Tax-Exempt Money Market-Class A Shares
           U.S. Treasury Securities Money Market and Prime Obligation
                        Money Market Funds-Class I Shares
                     Institutional Select Money Market Fund




                 U.S. Treasury Securities Plus Money Market Fund


N-1A ITEM NO.                                                                 LOCATION

Item 1.   Cover Page .................................................   Cover Page
Item 2.   Synopsis ...................................................   Summary
Item 3.   Condensed Financial Information ............................   Financial Highlights
Item 4.   General Description of Registrant ..........................   The Trust; Investment Objectives and
                                                                            Policies; Investment Limitations;
                                                                            Description of Permitted Investments
Item 5.   Management of the Trust ....................................   The Advisor; The Administrator; The
                                                                            Shareholder Servicing Agent; The
                                                                            Distributor; General Information--The
                                                                            Trust; General Information--Trustees
                                                                            of the Trust
Item 5A.  Management's Discussion of Fund Performance ................      *
Item 6.   Capital Stock and Other Securities .........................   Taxes; General Information--Dividends


Item 7.   Purchase of Securities Being Offered........................   Cover Page; The Distributor; Purchase
                                                                            and Redemption of Shares
Item 8.   Redemption or Repurchase....................................   Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings...................................   Not Applicable


                                PART B--All Funds

Item 10.  Cover Page..................................................   Cover Page
Item 11.  Table of Contents...........................................   Table of Contents
Item 12.  General Information and History.............................   General Information and History--The
                                                                            Trust
Item 13.  Investment Objectives and Policies..........................   Investment Objectives and Policies--
                                                                            Description of Permitted Investments;
                                                                            Investment Objectives and Policies--
                                                                            Investment Limitations
Item 14.  Management of the Registrant................................   General Information--Trustees of the
                                                                            Trust (Prospectus); Management of
                                                                            the Trust--Trustees and Officers of the
                                                                            Trust; Management of the Trust--The
                                                                            Administrator
Item 15.  Control Persons and Principal Holders of
            Securities................................................   Management of the Trust--Trustees and
                                                                            Officers of the Trust
Item 16.  Investment Advisory and Other Services......................   Management of the Trust--The Advisor;
                                                                            Management of the Trust--The Sub-
                                                                            Advisor: Management of the Trust--
                                                                            The Administrator; The Distributor
                                                                            and Distribution Plans; Shareholder
                                                                            Services; Experts
Item 17.  Brokerage Allocation and Other Practices....................   Fund Transactions--General; Fund
                                                                            Transactions--Trading Practices and
                                                                            Brokerage
Item 18.  Capital Stock and Other Securities..........................   General Information and History--
                                                                            Description of Shares
Item 19.  Purchase, Redemption, and Pricing of
            Securities Being Offered..................................   Purchase and Redemption of Shares
                                                                            (Prospectus and Statement of
                                                                            Additional Information);
                                                                            Determination of Net Asset Value


Item 20.  Tax Status..................................................   Taxes (Prospectus and Statement of
                                                                            Additional Information)
Item 21.  Underwriters................................................   The Distributor and Distribution Plans
Item 22.  Calculation of Performance Data.............................   Performance--Computation of Yield;
                                                                            Performance--Calculation of Total
                                                                            Return
Item 23.  Financial Statements........................................   Financial Information


PART C Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

----------
* Information required by Item 5A is contained in the 1997 Annual Report to Shareholders.

                                The Pillar Funds

                           Your Investment Foundation


                                   PROSPECTUS

                              Class A and B Shares

                                 April 30, 1998

Table of Contents

Summary ...................................................................    2

Expense Summary ...........................................................    5

Financial Highlights ......................................................   14

The Trust .................................................................   17

Investment Objectives and Policies ........................................   17

Investment Limitations ....................................................   25

The Advisor ...............................................................   27

The Administrator .........................................................   28

The Transfer Agent ........................................................   29

The Shareholder Servicing Agent ...........................................   29

The Distributor ...........................................................   29

Purchase and Redemption of Shares .........................................   30

Performance ...............................................................   41

Taxes .....................................................................   42

General Information .......................................................   45

Description of Permitted Investments ......................................   46


The Pillar Funds and Pillar are registered service marks of Summit Bank. Your Investment Foundation and the stylized "P" logo are service marks of Summit Bank. Reach Higher, Summit, Summit Bancorp and Summit Financial Services Group are registered service marks of Summit Bancorp. Summit Bank is a service mark of Summit Bancorp.

--------------------------------------------------------------------------------
                                                                  April 30, 1998


THE PILLAR FUNDS

CLASS A AND CLASS B SHARES

Investment Advisor:
SUMMIT BANK INVESTMENT MANAGEMENT DIVISION,
A DIVISION OF SUMMIT BANK

THE PILLAR FUNDS (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to shares of the following funds (each, a "Fund," and collectively, the "Funds"):

                                 MONEY MARKET FUNDS
                                 o U.S. Treasury Securities Money Market Fund
                                 o Prime Obligation Money Market Fund
                                 o Tax-Exempt Money Market Fund


     FIXED INCOME FUNDS                              EQUITY AND BALANCED FUNDS
     o Fixed Income Fund                             o Equity Growth Fund
     o Intermediate-Term Government Securities Fund  o Equity Value Fund
     o New Jersey Municipal Securities Fund          o Equity Income Fund
     o Pennsylvania Municipal Securities Fund        o Balanced Fund






The Trust's Class A Shares and Class B Shares are offered to all persons. Persons who own Class A Shares or Class B Shares of a Fund are referred to herein as "Shareholders." This Prospectus offers Class A Shares of the U.S. Treasury Securities Money Market, Tax-Exempt Money Market, Intermediate-Term Government Securities, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds and Class A Shares and Class B Shares of the other Funds. Class A Shares and Class B Shares differ with respect to the method of paying distribution costs through sales charges, and distribution and service fees.



|    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR        |
|    INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING           |
|    SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE       |
|    OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION        |
|    (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.        |


Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that a Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing to the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 30, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary


The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about Class A Shares and Class B Shares of the Trust's Prime Obligation Money Market Fund, U.S. Treasury Securities Money Market Fund (Class A Shares only), Tax-Exempt Money Market Fund (Class A Shares only) (the "Money Market Funds"); Fixed Income Fund, Intermediate-Term Government Securities Fund (Class A Shares only), New Jersey Municipal Securities Fund (Class A Shares only) and Pennsylvania Municipal Securities Fund (Class A Shares only) (the "Fixed Income Funds"); Equity Growth Fund, Equity Value Fund and Equity Income Fund (the "Equity Funds"); and the Balanced Fund (together with the Money Market, Fixed Income and Equity Funds, the "Funds").


WHAT ARE THE INVESTMENT OBJECTIVES?

The Money Market Funds: Each Money Market Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Tax-Exempt Money Market Fund also seeks to provide current income that is exempt from federal income tax. There can be no assurance that a Money Market Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis.


The Fixed Income Funds: The Fixed Income Fund seeks a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital; the Intermediate-Term Government Securities Fund seeks preservation of principal value and a high degree of liquidity while providing current income; the New Jersey Municipal Securities Fund seeks current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital; and the Pennsylvania Municipal Securities Fund seeks current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital.

The Equity and Balanced Funds: The Equity Growth Fund seeks long-term growth of capital; the Equity Value Fund seeks growth of both capital and income; the Equity Income Fund seeks growth of capital consistent with an emphasis on current income; and the Balanced Fund seeks growth of capital consistent with current income.


There is no assurance that a Fund will meet its investment objective. See "Investment Objectives and Policies."

WHAT ARE THE PERMITTED INVESTMENTS?


The Money Market Funds: The U.S. Treasury Securities Money Market Fund invests exclusively in short-term U.S. Treasury obligations. The Prime Obligation Money Market Fund invests in short-term, U.S. dollar denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. The Tax-Exempt Money Market Fund invests primarily in short-term, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. See "Investment Objectives and Policies" and "Description of Permitted Investments."


The Fixed Income Funds: The Fixed Income Fund invests at least 65% of its assets in U.S. and Canadian Government obligations, corporate debt securities, short-term bank obligations and repurchase agreements.


The Intermediate-Term Government Securities Fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.


The New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds invest at least 80% of their assets in municipal obligations which produce interest that, in the opinion of bond counsel for the issuer, is exempt from federal income tax, and at least 65% of their assets in obligations which produce interest that is exempt from applicable state income taxes.


The investments of the Fixed Income Funds are subject to market and interest rate fluctuations which may affect the value of a Fund's shares. The greater the Fund's dollar-weighted average portfolio maturity, the greater the fluctuations are likely to be. In addition, certain securities, such as mortgage-backed securities, are subject to the risk of prepayment during periods of declining interest rates which may affect a Fund's ability to lock-in longer term rates


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

                                                                 April 30, 1998



and manage portfolio maturity during such periods. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."


Are There Additional Risk Factors for the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds? The concentration of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds in municipal securities issued primarily by or on behalf of the states of New Jersey and Pennsylvania, respectively, subjects these Funds to special investment risks, such as the possible adverse effects of changes in economic conditions and governmental policies of the states or their underlying governmental units. See "Additional Risk Factors For New Jersey Municipal Securities" and "Additional Risk Factors For Pennsylvania Municipal Securities."


The Equity and Balanced Funds: Each of the Equity and Balanced Funds may invest in equity securities consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; and (iv) American Depositary Receipts ("ADRs"). In addition, the Balanced Fund invests in certain fixed income and money market securities. The Equity Growth Fund may also invest in European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs") and certain fixed income securities. Because securities fluctuate in value, the shares of each Fund will also fluctuate in value. In addition, the value of shares of the Equity Growth and Balanced Funds are subject to market and interest rate fluctuations that affect the value of their fixed income investments. The Equity Growth Fund may also invest in options, futures and currency transactions. The Funds' investments in securities of foreign issuers will subject the Funds to risks associated with foreign investments. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."

Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."


Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust.

Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."


Who is the Distributor? SEI Investments Distribution Co. acts as distributor (the "Distributor") of the Trust's shares. The Trust has adopted distribution plans (the "Plans") on behalf of the Class A Shares and Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Distributor."


How do I Purchase and Redeem Shares? Shares may be purchased and redeemed directly from the Trust's Distributor or through an investment professional of a securities broker or other financial institution, such as Summit Bank, that has entered into a selling agreement with the Trust or the Distributor.


The Trust has also authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to accept purchase orders and redemption requests up to the times mentioned below on behalf of the Funds.

The Money Market Funds: A purchase order for a Money Market Fund will be effective as of the "Business Day" received by the Distributor if the Distributor (or Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day. A "Business Day" for a Money Market Fund is any day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open. A redemption order for a Money Market Fund will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business

--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------

Day and the proceeds are to be sent in federal funds. See "Purchase and Redemption of Shares."



The Non-Money Market Funds: Purchases and redemptions of Non-Money Market Fund shares may be made through the Distributor on any "Business Day." A "Business Day" for a Non-Money Market Fund is any day that the New York Stock Exchange is open for trading. A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time). The purchase price of Class A Shares of a Non-Money Market Fund is the net asset value next determined after the purchase order is effective plus any applicable sales load. The purchase price of Class B Shares is the net asset value next determined after the purchase order is effective. Redemption orders must be placed before the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, reduced by any applicable contingent deferred sales charge, for Class B Shares, and for certain Class A Shares that were purchased without an initial sales load. See "Purchase and Redemption of Shares."



All Funds: The U. S. Treasury Securities Money Market, Tax-Exempt Money Market, Intermediate-Term Government Securities, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds each offer only Class A Shares to the general public. Each of the other Funds offers two classes of shares to the general public: Class A Shares and Class B Shares.



Class A Shares of the Equity Funds are offered at net asset value per share plus a maximum initial sales charge of 5.50%; Class A Shares of the Fixed Income Fund are offered at net asset value per share plus a maximum initial sales charge of 4.25%; Class A Shares of the Intermediate-Term Government Securities Fund are offered at net asset value per share plus a maximum initial sales charge of 4.00%; and Class A Shares of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds are offered at net asset value per share plus a maximum initial sales charge of 3.00%. Class A Shares of the Money Market Funds are offered without a sales charge. Certain Class A Share purchases are subject to reduced or waived sales charges and certain Class A Share redemptions may be subject to a 1.00% contingent deferred sales charge.


Class B Shares of the Funds are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 5.50% of redemption proceeds during the first year, declining each year thereafter to 0% after the sixth year. Class B Shares of the Funds pay annual distribution and service fees of 1.00% of their average daily net assets. Only participants in the Systematic Exchange Program may purchase Class B Shares of the Prime Obligation Money Market Fund directly.

HOW ARE DIVIDENDS PAID?

The Money Market Funds: The net investment income (exclusive of capital gains) of each Money Market Fund is determined and declared on each Business Day as a dividend for Shareholders as of the close of business on that day.

The Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month.


The Equity and Balanced Funds: Substantially all of the net investment income (exclusive of capital gains) of the Equity Growth, Equity Value, Equity Income and Balanced Funds is declared and distributed quarterly in the form of dividends to Shareholders on the next to last Business Day of each quarter.


All Funds: Any capital gains will be distributed at least annually. Dividends are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                                                                  April 30, 1998

Expense Summary


MONEY MARKET FUNDS
CLASS A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                      Class A
--------------------------------------------------------------------------------
     Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)                                 None
    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price)                                 None
    Maximum Contingent Deferred Sales Charge
    (as a percentage of original purchase price or
    redemption proceeds, as applicable)                                 None
    Wire Redemption Fee                                                 $10
    Exchange Fee                                                        None


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                                       PRIME           U.S. TREASURY
                                                                    OBLIGATION         SECURITIES          TAX-EXEMPT
                                                                   MONEY MARKET       MONEY MARKET        MONEY MARKET
                                                                       FUND               FUND                FUND
----------------------------------------------------------------------------------------------------------------------
    Advisory Fees (after fee waivers)(1), (2)                         .34%                .35%               .33%
    12b-1 Fees                                                        .25%                .25%               .25%
    Other Expenses                                                    .31%                .30%               .32%
----------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (after fee waivers)(2)                   .90%                .90%               .90%
----------------------------------------------------------------------------------------------------------------------




(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of each Money Market Fund to not more than .90% of average daily net assets of that Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Absent a fee waiver for the Prime Obligation Money Market Fund, U.S. Treasury Securities Money Market Fund and Tax-Exempt Money Market Fund, the Advisory Fee would be .35% for each Fund, respectively, and Total Operating Expenses would be .91%, .90% and .92%, respectively, of such Fund's average daily net assets.

EXAMPLE--CLASS A SHARES

An investor in a Money Market Fund would pay the following expenses on a $1,000 investment assuming:
(1) a 5% annual return; and (2) redemption at the end of each time period:
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                     1 YR.         3 YRS.         5 YRS.         10 YRS.
------------------------------------------------------------------------------------------------------------------------
Each Money Market Fund......................................          $ 9           $29            $ 50           $111




THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE CLASS A SHARES OF THE MONEY MARKET FUNDS. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."



--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------

Expense Summary
PRIME OBLIGATION MONEY MARKET FUND
CLASS B SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                        Class B
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                                      None
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                      None
Maximum Contingent Deferred Sales Charge
(as a percentage of original purchase price or redemption
proceeds, as applicable)                                                 5.50%*
Wire Redemption Fee                                                      $ 10
Exchange Fee                                                             None

* Class B Shares of the Fund may be obtained only through exchange or through purchases by participants in the Systematic Exchange Program.


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                                Prime Obligation
                                                                  Money Market
                                                                      Fund
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1),(2)...........................    .34%
12b-1/Shareholder Servicing Fees...................................   1.00%
Other Expenses.....................................................    .31%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)....................   1.65%
--------------------------------------------------------------------------------

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class B Shares of the Prime Obligation Money Market Fund to not more than 1.65% of average daily net assets of the Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.


(2) Absent a fee waiver, the Advisory Fee would be .35% and Total Operating Expenses for Class B Shares would be 1.66% of the Fund's average daily net assets.

EXAMPLE--CLASS B SHARES

An investor in the Class B Shares of the Prime Obligation Money Market Fund would pay the following expenses on a $1,000 investment assuming: (1) imposition of the maximum sales charge; (2) a 5% annual return; and (3) redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------
         PRIME OBLIGATION MONEY MARKET FUND                         1 YR.         3 YRS.         5 YRS.         10 YRS.
------------------------------------------------------------------------------------------------------------------------
Assuming a complete redemption at end of period............         $72           $92             $110            $157
Assuming no redemption.....................................         $17           $52             $ 90            $157

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS B SHARES OF THE PRIME OBLIGATION MONEY MARKET FUND. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, sales are reduced for longer-term investors. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum sales charges otherwise permitted by the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. (the "NASD"). The Trust intends to operate the Class B Distribution Plan in accordance with its terms and with the NASD Conduct Rules concerning sales charges.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

                                                                  April 30, 1998


FIXED INCOME FUNDS
CLASS A SHARES

SHAREHOLDER TRANSACTION EXPENSES



------------------------------------------------------------------------------------------------------------------
                                                                                      NEW JERSEY      PENNSYLVANIA
                                                               INTERMEDIATE-TERM        MUNICIPAL       MUNICIPAL
                                                   FIXED          GOVERNMENT           SECURITIES       SECURITIES
                                               INCOME FUND     SECURITIES FUND           FUND             FUND
------------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)               4.25%             4.00%                3.00%             3.00
Maximum Sales Load Imposed on Reinvested
  Dividends
(as a percentage of offering price)               None              None                  None             None
Maximum Contingent Deferred Sales Charge
as a percentage of original purchase price
 or redemption proceeds, as applicable)           None              None                  None             None
Wire Redemption Fee                               $ 10             $ 10                   $ 10            $ 10
Exchange Fee                                      None              None                  None             None

ANNUAL OPERATING EXPENSES -- CLASS A SHARES
(As a percentage of average net assets)

                                                                                      NEW JERSEY      PENNSYLVANIA
                                                               INTERMEDIATE-TERM       MUNICIPAL       MUNICIPAL
                                                   FIXED          GOVERNMENT          SECURITIES       SECURITIES
                                               INCOME FUND     SECURITIES FUND           FUND             FUND
------------------------------------------------------------------------------------------------------------------
    Advisory Fees (after fee waivers)(1), (2)      .49%             .46%                 .46%            .45%
    12b-1 Fees                                     .25%             .25%                 .25%            .25%
    Other Expenses                                 .31%             .34%                 .34%            .35%(3)
----------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (after fee
    waivers)(2)                                   1.05%            1.05%                1.05%           1.05%
---------------------------------------------------------------------------------------------------------------------------------


(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of each Fixed Income Fund to not more than 1.05% of average daily net assets. The Advisor reserves the right to terminate its fee waivers at any time in its sole discretion.


(2) Absent fee waivers, Advisory Fees for each Fixed Income Fund would be .60%, and Total Operating Expenses would be as follows: Fixed Income Fund 1.16%, Intermediate-Term Government Securities Fund 1.19%, New Jersey Municipal Securities Fund 1.19%, and Pennsylvania Municipal Securities Fund 1.20%. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

(3) Other expenses and Total Operating Costs have been restated to reflect current expenses.


--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------

EXAMPLE--CLASS A SHARES

An investor would pay the following expenses on a $1,000 investment in a Fund assuming: (1) imposition of the maximum sales load; (2) a 5% annual return; and
(3) redemption at the end of each time period:


----------------------------------------------------------------------------------------------------------------
                                                             1 YR.         3 YRS.         5 YRS.         10 YRS.
----------------------------------------------------------------------------------------------------------------
Fixed Income Fund...................................          $53           $74            $98            $165
Intermediate-Term Government Securities Fund........          $50           $72            $96            $163
New Jersey Municipal Securities Fund................          $40           $62            $86            $154
Pennsylvania Municipal Securities Fund..............          $40           $62            $86            $154


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS A SHARES OF THE FIXED INCOME FUNDS. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for a waiver or reduction of sales charges. See "Purchase and Redemption of Shares."


Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the NASD Conduct Rules. The Trust intends to operate the Class A Distribution Plan in accordance with its terms and with the NASD Conduct Rules concerning sales charges.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

                                                                  April 30, 1998


Expense Summary

FIXED INCOME FUND
CLASS B SHARES

SHAREHOLDER TRANSACTION EXPENSES
                                                                        FIXED
                                                                     INCOME FUND
--------------------------------------------------------------------------------
    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price)                                 None
    Maximum Contingent Deferred Sales Charge
    (as a percentage of original purchase price or
    redemption proceeds, as applicable)                                 5.50%
    Wire Redemption Fee                                                 $ 10
    Exchange Fee                                                        None

ANNUAL OPERATING EXPENSES -- CLASS B SHARES
(As a percentage of average net assets)


                                                                        FIXED
                                                                     INCOME FUND
--------------------------------------------------------------------------------
   Advisory Fees (after fee waivers)(1), (2).                           .49%
   12b-1/Shareholder Servicing Fees........................            1.00%
    Other Expenses..........................................            .31%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2).                       1.80%
--------------------------------------------------------------------------------
(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class B Shares of the Fixed Income Fund to not more than 1.80% of average daily net assets. The Advisor reserves the right to terminate its fee waivers at any time in its sole discretion.
(2) Absent fee waivers, Advisory Fees for the Fixed Income Fund would be .60% and Total Operating Expenses would be 1.91%. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."



EXAMPLE--

CLASS B SHARES


An investor would pay the following expenses on a $1,000 investment in the Fund assuming: (1) imposition of the maximum applicable sales load; (2) a 5% annual return; and (3) redemption at the end of each time period as indicated:

------------------------------------------------------------------------------------------------------------------------
                     FIXED INCOME FUND                               1 YR.         3 YRS.         5 YRS.         10 YRS.
------------------------------------------------------------------------------------------------------------------------
Assuming a complete redemption at end of period.............          $73           $97            $117           $174
Assuming no redemptions.....................................          $18           $57            $ 97           $174

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS B SHARES OF THE FIXED INCOME FUND. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, sales charges are reduced for longer-term investors. See "Purchase and Redemption of Shares."


Long-term Shareholders may pay more than the equivalent of the maximum sales charges otherwise permitted by the NASD Conduct Rules. The Trust intends to operate the Class B Distribution Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expense Summary

EQUITY AND BALANCED FUNDS
CLASS A SHARES

SHAREHOLDER TRANSACTION EXPENSES


                                                                 EQUITY       EQUITY       EQUITY
                                                                 GROWTH       VALUE        INCOME     BALANCED
                                                                  FUND         FUND         FUND        FUND
--------------------------------------------------------------------------------------------------------------
    Maximum Sales Load Imposed on Purchases*
    (as a percentage of offering price)                            5.50%       5.50%       5.50%        5.50%
    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price)                            None        None        None         None
    Maximum Contingent Deferred Sales Charge
    (as a percentage of original purchase price or
    redemption proceeds, as applicable)                            None        None        None         None
    Wire Redemption Fee                                            $ 10        $ 10        $ 10         $ 10
    Exchange Fee                                                   None        None        None         None

* The percentage shown is the maximum initial sales load. In certain circumstances, shareholders may receive sales load waivers or reductions.
  Purchases of $1,000,000 or more are at net asset value and shares redeemed prior to 12 months from the date such shares were purchased are subject to a contingent deferred sales charge of 1.00%.


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                                 EQUITY       EQUITY       EQUITY
                                                                 GROWTH       VALUE        INCOME     BALANCED
                                                                  FUND         FUND         FUND        FUND
--------------------------------------------------------------------------------------------------------------
    Advisory Fees (after fee waivers)(1), (2)                     .48%         .49%         .46%          .41%
    12b-1 Fees                                                    .25%         .25%         .25%          .25%
    Other Expenses                                                .32%         .31%         .34%          .39%
---------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (after fee waivers)(2)              1.05%        1.05%        1.05%         1.05%
------------------------------------------------------------------------------------------------------------------


(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of each Fund to not more than 1.05% of average daily net assets. The Advisor reserves the right to terminate its fee waivers at any time in its sole discretion.



(2) Absent fee waivers for the Equity Growth, Equity Value, Equity Income and Balanced Funds, Advisory Fees would be .75% for each Fund, and Total Operating Expenses would be 1.32%, 1.31%, 1.34% and 1.39%, respectively, of such Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

                                                                  April 30, 1998


EXAMPLE

An investor in a Fund would pay the following expenses on a $1,000 investment assuming: (1) imposition of the maximum sales load; (2) a 5% annual return; and
(3) redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------
                                                                     1 YR.         3 YRS.         5 YRS.         10 YRS.
------------------------------------------------------------------------------------------------------------------------
Each Equity Fund............................................          $65           $ 87           $110           $176
Balanced Fund...............................................          $65           $ 87           $110           $176



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE EQUITY AND BALANCED FUNDS. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for a waiver or reduction of sales charges. See "Purchase and Redemption of Shares."


Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the NASD Conduct Rules. The Trust intends to operate the Class A Distribution Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expense Summary

EQUITY AND BALANCED FUNDS
CLASS B SHARES

SHAREHOLDER TRANSACTION EXPENSES





                                                                     EQUITY         EQUITY         EQUITY
                                                                     GROWTH         VALUE          INCOME         BALANCED
                                                                      FUND           FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------------
    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price)                               None           None           None            None

    Maximum Contingent Deferred Sales Charge
    (as a percentage of original purchase price or
    redemption proceeds, as applicable)                               5.50%          5.50%          5.50%           5.50%
    Wire Redemption Fee                                               $ 10           $ 10           $ 10            $ 10
    Exchange Fee                                                      None           None           None            None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                                     EQUITY         EQUITY         EQUITY
                                                                     GROWTH         VALUE          INCOME         BALANCED
                                                                      FUND           FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------------
    Advisory Fees (after fee waivers)(1), (2)                          .48%           .49%           .46%            .41%
    12b-1/Shareholder Servicing Fees                                  1.00%          1.00%          1.00%           1.00%
    Other Expenses                                                     .32%           .31%           .34%            .39%
--------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (after fee waivers)(2)                   1.80%          1.80%          1.80%           1.80%
--------------------------------------------------------------------------------------------------------------------------



(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class B Shares of each Fund to not more than 1.80% of its average daily net assets. The Advisor reserves the right to terminate its fee waivers at any time in its sole discretion.





(2) Absent fee waivers for the Equity Growth, Equity Value, Equity Income and Balanced Funds, Advisory Fees would be .75% for each Fund and Total Operating Expenses would be 2.07%, 2.06%, 2.09% and 2.14%, respectively, of such Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

                                                                  April 30, 1998


EXAMPLE -- CLASS B SHARES

An investor would pay the following expenses on a $1,000 investment in a Fund assuming: (1) imposition of the maximum sales charge; (2) a 5% annual return; and (3) redemption at the end of each time period:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       1 YR.            3 YRS.            5 YRS.            10 YRS.
-----------------------------------------------------------------------------------------------------------------------------------
EACH EQUITY FUND
Assuming a complete redemption at end of period............             $73              $ 97              $117              $174
Assuming no redemptions....................................             $18              $ 57              $ 97              $174
BALANCED FUND
Assuming a complete redemption at end of period............             $73              $ 97              $117              $174
Assuming no redemptions....................................             $18              $ 57              $ 97              $174






THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS B SHARES OF THE EQUITY AND BALANCED FUNDS. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, sales charges are reduced for longer-term investors. See "Purchase and Redemption of Shares."


Long-term Shareholders may pay more than the equivalent of the maximum sales charges otherwise permitted by the NASD Conduct Rules. The Trust intends to operate the Class B Distribution Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------

Financial Highlights

THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 6, 1998 on the Trust's financial statements as of December 31, 1997, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. These tables should be read in conjunction with the Trust's financial statements and notes thereto.


                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset                Net Assets
                         Value        Net        Gains or      from Net      Distributions     Value      Total         End of
                       Beginning   Investment   Losses on     Investment     from Capital     End of     Return         Period
                       of Period     Income     Securities      Income           Gains        Period       (+)           (000)
--------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $ 1.00       $ 0.05           --        $(0.05)             --        $ 1.00       4.75%       $17,514
1996                      1.00         0.04           --         (0.04)             --          1.00       4.58         11,347
1995                      1.00         0.05           --         (0.05)             --          1.00       5.14          6,925
1994                      1.00         0.03           --         (0.03)             --          1.00       3.40          3,281
1993                      1.00         0.02           --         (0.02)             --          1.00       2.40            377
1992(1)                   1.00         0.02           --         (0.02)             --          1.00       2.60*           243
CLASS B
1997(2)                 $ 1.00           --           --            --              --        $ 1.00       5.48%*      $    10

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio     Average
                        Average     to Average   (Excluding    (Excluding   Turnover     Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate         Rate++
-------------------------------------------------------------------------------------------------------------
CLASS A
1997                      0.90%        4.67%        0.91%         4.66%          --            --
1996                      0.90         4.48         0.92          4.46           --            --
1995                      0.90         5.01         0.91          5.00           --            --
1994                      0.87         3.89         0.87          3.89           --            --
1993                      0.89         2.38         0.89          2.38           --            --
1992(1)                   0.89         2.43         1.01          2.31           --            --
CLASS B
1997(2)                   1.65%        8.53%        3.01%         7.17%          --            --


                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset                Net Assets
                         Value        Net        Gains or      from Net      Distributions     Value      Total         End of
                       Beginning   Investment   Losses on     Investment     from Capital     End of     Return         Period
                       of Period     Income     Securities      Income           Gains        Period       (+)           (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $ 1.00       $ 0.04           --        $(0.04)             --        $ 1.00       4.28%       $12,492
1996                      1.00         0.04           --         (0.04)             --          1.00       4.27          3,503
1995                      1.00         0.05           --         (0.05)             --          1.00       4.80          3,532
1994                      1.00         0.03           --         (0.03)             --          1.00       3.17            633
1993                      1.00         0.02           --         (0.02)             --          1.00       2.21            834
1992(1)                   1.00         0.02           --         (0.02)             --          1.00       2.56*           436


                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio     Average
                        Average     to Average   (Excluding    (Excluding   Turnover     Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate         Rate++
---------------------------------------------------------------------------------------------------------------------
CLASS A
1997                      0.90%        4.22%        0.90%         4.22%          --            --
1996                      0.90         4.19         0.90          4.19           --            --
1995                      0.90         4.66         0.90          4.66           --            --
1994                      0.87         3.07         0.87          3.07           --            --
1993                      0.89         2.17         0.89          2.17           --            --
1992(1)                   0.90         2.27         0.95          2.22           --            --
---------------------------------------------------------------------------------------------------------------------


                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset                Net Assets
                         Value        Net        Gains or      from Net      Distributions     Value      Total         End of
                       Beginning   Investment   Losses on     Investment     from Capital     End of     Return         Period
                       of Period     Income     Securities      Income           Gains        Period       (+)           (000)
--------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $ 1.00       $ 0.03           --        $(0.03)             --        $ 1.00       2.84%       $ 8,509
1996                      1.00         0.03           --         (0.03)             --          1.00       2.70          3,852
1995                      1.00         0.03           --         (0.03)             --          1.00       3.17          5,238
1994                      1.00         0.02           --         (0.02)             --          1.00       2.02          2,790
1993                      1.00         0.02           --         (0.02)             --          1.00       1.74          3,866
1992(3)                   1.00         0.02           --         (0.02)             --          1.00       2.17*         2,273

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio     Average
                        Average     to Average   (Excluding    (Excluding   Turnover     Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate         Rate++
---------------------------------------------------------------------------------------------------------------------
CLASS A
1997                      0.90%        2.82%        0.92%         2.80%          --            --
1996                      0.90         2.65         0.93          2.62           --            --
1995                      0.90         3.14         0.96          3.08           --            --
1994                      0.90         1.97         0.92          1.95           --            --
1993                      0.90         1.72         0.94          1.68           --            --
1992(3)                   0.90         2.07         1.04          1.93           --            --


                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset                Net Assets
                         Value        Net        Gains or      from Net      Distributions     Value      Total         End of
                       Beginning   Investment   Losses on     Investment     from Capital     End of     Return         Period
                       of Period     Income     Securities      Income           Gains        Period       (+)           (000)
--------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $10.20       $ 0.57       $ 0.16        $(0.57)             --        $10.36       7.41%       $ 4,526
1996                     10.48         0.55        (0.28)        (0.55)             --         10.20       2.68          4,830
1995                      9.44         0.56         1.04         (0.56)             --         10.48      17.36          5,844
1994                     10.68         0.56        (1.18)        (0.56)         $(0.06)         9.44      (5.90)         5,525
1993                     10.38         0.58         0.52         (0.58)          (0.22)        10.68      10.76          6,519
1992(1)                  10.00         0.47         0.44         (0.47)          (0.06)        10.38      11.39*         1,214
CLASS B
1997(4)                 $10.11       $ 0.31       $ 0.28        $(0.31)             --        $10.39       9.41%       $ 1,268



                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio     Average
                        Average     to Average   (Excluding    (Excluding   Turnover     Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate         Rate++
---------------------------------------------------------------------------------------------------------------------
CLASS A
1997                      1.05%        5.60%        1.16%         5.49%       80.34%           --
1996                      1.05         5.35         1.17          5.23        40.56            --
1995                      1.05         5.58         1.16          5.47        35.49            --
1994                      1.05         5.65         1.15          5.55        15.24            --
1993                      1.05         5.24         1.13          5.16        49.49            --
1992(1)                   1.05         5.93         1.20          5.78        23.86            --
CLASS B
1997(4)                  1.80%         5.02%        1.86%         4.96%       80.34%           --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

                                                                  April 30, 1996




                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset                Net Assets
                         Value        Net        Gains or      from Net      Distributions     Value      Total         End of
                       Beginning   Investment   Losses on     Investment     from Capital     End of     Return         Period
                       of Period     Income     Securities      Income           Gains        Period       (+)          (000)
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $10.16       $ 0.55       $ 0.10        $(0.55)             --        $10.26       6.60%       $ 1,397
1996                     10.37         0.52        (0.22)        (0.51)             --         10.16       3.01          2,578
1995                      9.51         0.51         0.86         (0.51)             --         10.37      14.71          3,665
1994                     10.53         0.49        (1.01)        (0.49)         $(0.01)         9.51      (5.09)         2,372
1993                     10.24         0.49         0.31         (0.49)          (0.02)        10.53       7.94          4,903
1992(1)                  10.00         0.39         0.25         (0.39)          (0.01)        10.24       7.86*         2,190
--------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $10.70       $ 0.49       $ 0.17        $(0.47)             --        $10.89       6.31%       $18,651
1996                     10.79         0.41        (0.09)        (0.41)             --         10.70       3.08         20,247
1995                      9.93         0.44         0.86         (0.44)             --         10.79      13.30         25,954
1994                     10.85         0.45        (0.92)        (0.45)             --          9.93      (4.35)        21,195
1993                     10.29         0.46         0.56         (0.46)             --         10.85      10.09         22,061
1992(5)                  10.00         0.29         0.29         (0.29)             --         10.29       8.29*         5,424
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $10.17       $ 0.43       $ 0.23        $(0.43)         $(0.02)       $10.38       6.63%       $   404
1996                     10.22         0.42        (0.05)        (0.42)             --         10.17       3.74            344
1995                      9.55         0.38         0.67         (0.38)             --         10.22      11.15            269
1994                     10.17         0.33        (0.62)        (0.33)             --          9.55      (2.83)           336
1993(6)                   9.98         0.20         0.19         (0.20)             --         10.17       6.28*           289
--------------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997(7)                 $10.00       $(0.01)      $ 1.24            --          $(1.98)       $ 9.25      14.13%*      $   432
CLASS B
1997(8)                 $10.41       $(0.02)      $ 0.77            --          $(1.98)       $ 9.18      13.01%*      $   357
--------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $13.35       $ 0.15       $ 3.20        $(0.14)         $(3.66)       $12.90      25.51%       $13,923
1996                     12.83         0.19         2.51         (0.18)          (2.00)        13.35      21.15         10,000
1995                     10.21         0.21         3.47         (0.22)          (0.84)        12.83      36.35          7,644
1994                     11.12         0.18        (0.83)        (0.18)          (0.08)        10.21      (5.83)         3,031
1993                     10.66         0.16         0.46         (0.16)             --         11.12       5.85          2,741
1992(1)                  10.00         0.09         0.67         (0.10)             --         10.66      10.35*         1,562
CLASS B
1997(9)                 $14.81       $ 0.04       $ 1.73        $(0.05)         $(3.66)       $12.87      19.17%*      $ 5,072
--------------------------------------------------------------------------------------------------------------------------------

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio     Average
                        Average     to Average   (Excluding    (Excluding   Turnover     Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate         Rate++
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                     1.05%         5.40%        1.19%         5.26%       57.82%          n/a
1996                      1.05         5.01         1.12          4.94        40.60           n/a
1995                      1.05         5.08         1.30          4.83        68.29           n/a
1994                      1.05         4.83         1.20          4.68        40.27           n/a
1993                      1.05         4.59         1.23          4.41        31.69           n/a
1992(1)                   1.05         5.00         1.36          4.69        12.38           n/a
--------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                      1.05%        4.35%        1.19%         4.21%       22.85%          n/a
1996                      0.92         3.88         1.18          3.62        13.93           n/a
1995                      0.66         4.18         1.18          3.66         2.83           n/a
1994                      0.52         4.40         1.18          3.74        16.81           n/a
1993                      0.45         4.34         1.23          3.54        23.83           n/a
1992(6)                   0.62         4.44         1.39          3.67         2.23           n/a
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                      1.05%        4.18%        1.21%         4.02%       71.89%          n/a
1996                      0.94         4.19         1.74          3.39        25.88           n/a
1995                      1.05         3.80         1.55          3.30        36.92           n/a
1994                      1.05         3.42         1.92          2.55        38.20           n/a
1993(6)                   1.05         3.24         1.48          2.81        16.51           n/a
--------------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997(7)                  1.05%        (0.28)%       1.32%        (0.55)%     114.51%        .0591
CLASS B
1997(8)                  1.80%        (1.08)%       2.09%        (1.37)%     114.51%        .0591
--------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                      1.05%        0.98%        1.31%         0.72%       80.24%        .0609
1996                      1.05         1.42         1.33          1.14        85.30         .0950
1995                      1.05         1.83         1.32          1.56        61.88           n/a
1994                      1.05         1.67         1.31          1.41        44.98           n/a
1993                      1.05         1.51         1.30          1.26        89.91           n/a
1992(1)                   1.05         1.64         1.36          1.33        45.68           n/a
CLASS B
1997(9)                  1.80%         0.09%        2.07%        (0.18)%      80.24%        .0609
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset                Net Assets
                         Value        Net        Gains or      from Net      Distributions     Value      Total         End of
                       Beginning   Investment   Losses on     Investment     from Capital     End of     Return         Period
                       of Period     Income     Securities      Income           Gains        Period       (+)          (000)
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $13.35       $ 0.29       $ 2.94        $(0.28)         $(3.08)       $13.22      24.68%       $16,686
1996                     13.08         0.31         2.34         (0.29)          (2.09)        13.35      20.70         12,444
1995                     10.27         0.28         3.29         (0.28)          (0.48)        13.08      35.21          9,612
1994                     11.17         0.29        (0.80)        (0.29)          (0.10)        10.27      (4.56)         5,657
1993                     10.73         0.28         0.78         (0.27)          (0.35)        11.17       9.94          4,421
1992(1)                  10.00         0.15         0.77         (0.19)             --         10.73      12.43*           585
CLASS B
1997(10)                $14.34       $ 0.15       $ 1.94        $(0.18)         $(3.08)       $13.17      22.87%*      $ 7,862
--------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                    $11.40       $ 0.26       $ 1.92        $(0.29)         $(1.27)       $12.02      19.46%       $ 9,901
1996                     12.07         0.43         1.17         (0.44)          (1.83)        11.40      13.39          9,095
1995                      9.92         0.42         2.28         (0.42)          (0.13)        12.07      27.53          8,452
1994                     10.79         0.35        (0.87)        (0.35)             --          9.92      (4.87)         6,737
1993                     10.36         0.37         0.42         (0.36)             --         10.79       7.62          8,122
1992(1)                  10.00         0.20         0.40         (0.24)             --         10.36       8.15*         2,990
CLASS B
1997(10)                $11.93       $ 0.15       $ 1.34        $(0.18)         $(1.27)       $11.97      19.45%*      $ 4,447
--------------------------------------------------------------------------------------------------------------------------------

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio     Average
                        Average     to Average   (Excluding    (Excluding   Turnover     Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate         Rate++
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                      1.05%        2.05%        1.34%         1.76%       76.67%        .0694
1996                      1.05         2.30         1.34          2.01        85.47         .1095
1995                      1.05         2.36         1.35          2.06        42.97           n/a
1994                      1.05         2.71         1.33          2.43        37.76           n/a
1993                      1.05         2.42         1.35          2.12        89.89           n/a
1992(1)                   1.05         2.54         1.40          2.19        58.41           n/a
CLASS B
1997(10)                 1.80%         1.27%        2.13%         0.94%       76.67         .0694
--------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                      1.05%        2.44%        1.39%         2.10%       93.85%        .0959
1996                      1.05         3.43         1.36          3.12        43.80         .1165
1995                      1.05         3.64         1.36          3.33        41.63           n/a
1994                      1.05         3.39         1.34          3.10        27.15           n/a
1993                      1.05         3.47         1.38          3.14        63.03           n/a
1992(1)                   1.05         3.59         1.45          3.19        82.76           n/a
CLASS B
1997(10)                 1.80%         1.23%        2.28%         0.75%       93.85%        .0959
--------------------------------------------------------------------------------------------------------------------------------



   *  Annualized.

(+)   Total Return does not reflect sales loads on Class A Shares.

(++) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

(1)   The Prime Obligation Money Market, U.S. Treasury Securities Money Market,
      Fixed Income, Intermediate-Term Government Securities, Equity Value,
      Equity Income and Balanced Funds (Class A Shares) commenced operations on
      April 1, 1992. Ratios for this period have been annualized.

(2) The Prime Obligation Money Market Fund (Class B Shares) commenced operations on December 30, 1997. Ratios for this period have been annualized.

(3)   The Tax-Exempt Money Market Fund (Class A Shares) commenced operations on
      April 6, 1992. Ratios for this period have been annualized.

(4)   The Fixed Income Fund (Class B Shares) commenced operations on May 16,
      1997. Ratios for this period have been annualized.

(5) The New Jersey Municipal Securities Fund (Class A Shares) commenced operations on May 4, 1992. Ratios for this period have been annualized.

(6) The Pennsylvania Municipal Securities Fund (Class A Shares) commenced operations on May 13, 1993. Ratios for this period have been annualized.

(7)   The Equity Growth Fund (Class A Shares) commenced operations on February
      3, 1997. Ratios for this period have been annualized.

(8)   The Equity Growth Fund (Class B Shares) commenced operations on May 21,
      1997. Ratios for this period have been annualized.

(9)   The Equity Value Fund (Class B Shares) commenced operations on May 12,
      1997. Ratios for this period have been annualized.

(10) The Equity Income and Balanced Funds (Class B Shares) commenced operations on May 8, 1997. Ratios for this period have been annualized.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

                                                                  April 30, 1998



THE TRUST



The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in fifteen separate investment portfolios. The Trust offers shares of the portfolios in up to four separate classes of shares (Class A, Class B, Class S and Class I) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class A Shares of the Trust's U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund and Tax-Exempt Money Market Fund (the "Money Market Funds"); the Fixed Income Fund, Intermediate-Term Government Securities Fund, New Jersey Municipal Securities Fund and Pennsylvania Municipal Securities Fund (the "Fixed Income Funds"); the Equity Growth Fund, Equity Value Fund and Equity Income Fund (the "Equity Funds"); and the Balanced Fund (each, a "Fund," and collectively, the "Funds"); and Class B Shares of the Prime Obligation Money Market Fund, Fixed Income Fund, Equity Funds and Balanced Fund. Each of the Funds is a diversified mutual fund, except for the New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund and International Growth Fund, which are non-diversified mutual funds. Information regarding the Trust's other portfolios and the Class I and S Shares of the Trust's portfolios is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.



INVESTMENT OBJECTIVES AND POLICIES



The investment objective and policies of each Fund are described below. For additional information regarding risks and permitted investments of the Funds, see "Risk Factors," "General Investment Policies" and "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of any Fund will be met.



The Money Market Funds


The investment objective of each Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax.



Each Money Market Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a Money Market Fund. Under these regulations, each Money Market Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less.



THE U.S. TREASURY SECURITIES MONEY MARKET FUND


The U.S. Treasury Securities Money Market Fund will invest exclusively in (i) bills, notes and bonds issued by the U.S. Treasury; (ii) separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system ("U.S. Treasury Obligations"); and (iii) repurchase agreements involving U.S.

--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------

Treasury Obligations. The Fund may also engage in securities lending.



THE PRIME OBLIGATION MONEY MARKET FUND


The Prime Obligation Money Market Fund will invest in eligible securities consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the Federal Deposit Insurance Company ("FDIC") (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (iii) U.S. Treasury Obligations; (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government ("U.S. Government Agencies"); and (v) repurchase agreements involving any such obligations. In addition, the Fund may also engage in securities lending.



THE TAX-EXEMPT MONEY MARKET FUND


The Tax-Exempt Money Market Fund will invest at least 80% of its total assets in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). The Fund will primarily purchase municipal bonds, notes and tax-exempt commercial paper rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization (an "NRSRO") in accordance with SEC regulations at the time of investment or, if not rated, as determined by the Advisor to be of comparable quality. Because the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.



The Tax-Exempt Money Market Fund may purchase municipal obligations with demand features including floating or variable rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when-issued" basis, and reserves the right to purchase securities subject to a standby commitment. The Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax. The Fund may also engage in securities lending.



The Fixed Income Funds



THE FIXED INCOME FUND

The investment objective of this Fund is to provide a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.



At least 65% of the Fund's assets will be invested in (i) U.S. Treasury Obligations; (ii) U.S. Government Agencies; (iii) corporate debt obligations rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment;
(v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

                                                                  April 30, 1998


provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury Obligations;
(viii) obligations subject to federal income tax issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Taxable Municipal Securities"), which are rated A or higher by an NRSRO or determined by the Advisor to be of comparable quality; and (ix) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings. In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers.

The remaining 35% of the Fund's assets may be invested in (i) mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by an NRSRO and which are backed solely by Government National Mortgage Association ("GNMA") certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO.


The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Funds may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.



The Fund expects to maintain a dollar-weighted average portfolio maturity that will not exceed fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.



INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND


The objective of this Fund is to preserve principal value and maintain a high degree of liquidity while providing current income.


The Fund will be fully invested in U.S. Treasury Obligations and U.S. Government Agencies.

The Fund will maintain a dollar-weighted average portfolio maturity of three to ten years. Under normal circumstances, the Advisor anticipates that the Fund's dollar-weighted average maturity will be approximately five years; however, the Advisor may vary this average maturity substantially in anticipation of a change in the interest rate environment.

THE NEW JERSEY MUNICIPAL SECURITIES FUND

The investment objective of this Fund is to provide current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital.


The New Jersey Municipal Securities Fund will invest at least 80% of its net assets in municipal securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in municipal securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from the New Jersey gross income tax ("New Jersey Municipal Securities"). The Fund will primarily purchase (i) municipal bonds rated in one


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------


of the three highest rating categories by an NRSRO; (ii) municipal notes rated in one of the two highest rating categories by an NRSRO; (iii) commercial paper rated in one of the two highest short-term rating categories by an NRSRO; (iv) any of the foregoing determined by the Advisor to be of comparable quality at the time of investment; or (v) securities of closed-end investment companies traded on a national securities exchange. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings.



The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.


The New Jersey Municipal Securities Fund reserves the right to engage in "put" transactions, although it has no present intention to do so. In addition, the Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be as fully invested as possible in securities exempt from federal income tax and not subject to the federal alternative minimum tax.

The New Jersey Municipal Securities Fund is a non-diversified investment company. See "Risk Factors--Non-Diversification" for a discussion of the additional risks of non-diversification.

THE PENNSYLVANIA MUNICIPAL SECURITIES FUND

The investment objective of this Fund is to provide current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital.

At least 80% of the Fund's assets will be invested in Municipal Securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Pennsylvania income tax ("Pennsylvania Municipal Securities"). The Portfolio may invest up to 10% of its assets in securities the income tax from which is subject to the federal alternative minimum tax. Although permitted to do so, the Fund has no present intention to invest in repurchase agreements or purchase securities subject to the federal alternative minimum tax.

Municipal Securities that the Fund may purchase include (i) municipal bonds which are rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; (ii) municipal notes which are rated at least SP-1 by S&P or MIG-1 or V-MIG-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics.

The Fund may invest in commitments to purchase such securities on a "when issued" basis, and reserves the right to engage in "put" transactions. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above.


The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.



The Pennsylvania Municipal Securities Fund is a non-diversified investment company. See "Risk


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                                                                  April 30, 1998

Factors--Non-Diversification" for a discussion of the additional risks of non-diversification.


GENERAL INVESTMENT POLICIES--FIXED INCOME FUNDS

For temporary defensive purposes when the Advisor determines that market conditions warrant, each Fixed Income Fund may invest up to 100% of its assets in the money market instruments described in the "Description of Permitted Investments" and may hold a portion of its assets in cash. To the extent a Fixed Income Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.


Both the Fixed Income and Intermediate-Term Government Securities Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. These Funds may also invest in mortgage-backed securities issued by private issuers rated in one of the two highest rating categories by an NRSRO and backed by mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Each of the Fixed Income Funds may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so.

If, after purchase, the rating of a security held by a Fixed Income Fund drops below the prescribed investment quality, such security shall be sold at a time when, in the judgment of the Advisor, it is not in the Fund's interest to continue to hold such security.

RISK FACTORS--FIXED INCOME FUNDS

The market value of each Fixed Income Fund's fixed income investments will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.


Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fixed Income Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield on which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Fund. Because of prepayments, it is difficult to predict the actual maturity of mortgage-backed securities, which may increase the difficulty of managing the average weighted maturity of the Funds.


Investments in securities of foreign issuers may subject the Fixed Income Fund to different risks than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

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                                                                              21

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ADDITIONAL RISK FACTORS FOR NEW JERSEY MUNICIPAL SECURITIES

New Jersey Municipal Securities are primarily issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities. The concentration in obligations of New Jersey issuers by the New Jersey Municipal Securities Fund subjects the Fund to special investment risks. In particular, changes in economic conditions and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see "New Jersey Municipal Securities and Special Considerations Relating Thereto" in the Statement of Additional Information.

ADDITIONAL RISK FACTORS FOR PENNSYLVANIA MUNICIPAL SECURITIES

Under normal conditions the Pennsylvania Municipal Securities Fund will be fully invested in obligations that produce interest income exempt from federal income tax and Pennsylvania state income tax. Accordingly, the Fund will have considerable investments in Pennsylvania Municipal Securities. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Pennsylvania obligations than a mutual fund which does not have as great a concentration in Pennsylvania Municipal Securities.

An investment in the Fund will be affected by the many factors that affect the financial condition of the Commonwealth of Pennsylvania. For example, financial difficulties of the Commonwealth, its counties, municipalities and school districts that hinder efforts to borrow and lower credit ratings are factors which may affect the Fund. See "Pennsylvania Municipal Securities and Special Considerations Relating Thereto" in the Statement of Additional Information.

The Equity and Balanced Funds

THE EQUITY GROWTH FUND

The investment objective of the Fund is long-term growth of capital.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks that are convertible into common stocks and ADRs, EDRs, CDRs and GDRs. The Advisor will invest in companies that it expects will demonstrate greater long-term earnings growth than the average company included in the Standard & Poor's 500 Composite Index (the "S&P 500 Index"). This method of investing is based upon the premise that growth in a company's earnings will eventually translate into growth in the price of its stock.

To the extent that the Fund is not invested in equity securities, the Fund may invest in the following fixed income securities for cash management purposes: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); corporate bonds and debentures rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase, except that as part of its investment strategy, the Fund may invest up to 5% of its total assets in lower rated bonds, commonly referred to as "junk bonds," rated B or higher by an NRSRO or determined to be of comparable quality by the Advisor; mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables that are rated in one of the top two rating categories by an NRSRO. The

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                                                                  April 30, 1998


Fund may also employ certain hedging and risk management techniques, including the purchase and sale of exchange-listed and over-the-counter ("OTC") options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities and other financial indices. The Fund may write options and invest in futures only on a covered basis.

THE EQUITY VALUE FUND

The investment objective of this Fund is growth of both capital and income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase.

THE EQUITY INCOME FUND

The investment objective of this Fund is growth of capital consistent with an emphasis on current income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.

THE BALANCED FUND

The investment objective of this Fund is growth of capital consistent with current income.

The Fund seeks to achieve growth of capital and current income by investing in a balanced portfolio of equity securities, fixed income securities and money market securities. The actual blend will vary according to market and economic conditions. However, under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. This investment policy may be changed by the Trust's Board of Trustees (the "Trustees") at any time; however, Shareholders will be notified of any such change in advance.

The Fund may invest in the following equity securities: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.


The Fund may invest in the following fixed income securities: (i) U.S. Government Securities; (ii) corporate bonds and debentures rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; (iii) mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (iv) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories by an NRSRO. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings.



The Fund may invest in the money market securities described in "Description of Permitted Investments."



GENERAL INVESTMENT POLICIES--EQUITY AND BALANCED FUNDS


For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Equity and Balanced Fund may invest up to 100% of its assets in the money market securities described in the "Description of Permitted Investments" and may hold cash for liquidity purposes. To the extent an Equity or Balanced Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.


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                                                                              23

--------------------------------------------------------------------------------

Each of the Equity Value, Equity Income and Balanced Funds seeks to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Equity and Balanced Funds may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.


In addition, each Equity and Balanced Fund reserves the right to engage in securities lending. The Equity and Balanced Funds will purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, each of these four Funds reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no intention to do so.



RISK FACTORS--EQUITY AND BALANCED FUNDS



The value of the shares of the Equity and Balanced Funds will fluctuate due to the underlying securities in which these Funds invest. The market value of the convertible securities purchased by each Equity and Balanced Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions.



The market value of the Equity Growth and Balanced Funds' fixed income securities will fluctuate in response to interest rate changes and other factors. See "Risk Factors--Fixed Income Funds" above for a discussion of the risks associated with fixed income investments.



Each Equity and Balanced Fund's investments in securities of foreign issuers may subject that Fund to risks different than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards applicable in foreign countries, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on an Equity or Balanced Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.



The Equity Growth Fund may invest in lower rated bonds, which are commonly referred to as "junk bonds." These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds. The debt securities purchased by the Fund will be rated at least B by an NRSRO or determined to be of comparable quality by the Advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal.



The Equity Growth Fund may invest in options and futures. There are various risks associated with options and futures, including (i) the success of a hedging strategy may depend on an ability to accurately predict movements in security prices, interest rates or currency exchange rates; (ii) there may be little correlation between the changes in a security's value and the price of futures or options; (iii) a related future or option may not be liquid;


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                                                                              24
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                                                                  April 30, 1998



(iv) an exchange may impose trading restrictions or limitations; (v) government regulations may restrict trading in futures and options; and (vi) the possible lack of full participation in a rise in the market value of the underlying security.

RISK FACTORS--NON-DIVERSIFICATION



The New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds are non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and each therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. Each of the Funds intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting its investments so that, at the close of each quarter of the taxable year: (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer; and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.



PORTFOLIO TURNOVER RATE



It is anticipated that the long-term average annual portfolio turnover rate for each Fixed Income, Equity and Balanced Fund will not exceed 100%; however, there may be times that the Advisor will sell securities depending on market conditions and opportunities, and the portfolio turnover rate for each Fund may reach higher levels. Higher portfolio turnover may increase the distributions which a Fund is required to make to Shareholders and, therefore, lead to higher tax liability for Shareholders with taxable accounts. Higher levels of portfolio turnover will also lead to higher trading costs, which are reflected in each Funds' operating expenses. With respect to the Balanced Fund, portfolio turnover applies only to its investments in equity securities and non-money market, fixed income securities, which are calculated separately. The historical portfolio turnover rates for each Non-Money Market Fund are set forth in the Financial Highlights above.



INVESTMENT LIMITATIONS



Money Market Funds: The investment objective and the following investment limitations are fundamental policies of each Money Market Fund. In addition, it is a fundamental policy of each Money Market Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance the Fund will be able to do so. It is also a fundamental policy of the Tax-Exempt Money Market Fund to invest at least 80% of its assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.



EACH MONEY MARKET FUND MAY NOT:



1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. See "Description of Permitted Investments--Restraint on Investments by Money Market Funds."


2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

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                                                                              25

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3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.


The foregoing percentage limitations apply at the time of the purchase of a security.



It is a non-fundamental policy of each Money Market Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").



Additional investment limitations are set forth in the Statement of Additional Information.


Non-Money Market Funds: The investment objective and the following investment limitations are fundamental policies of each Non-Money Market Fund. In addition, it is a fundamental policy of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds to invest at least 80% of their respective total assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

EACH NON-MONEY MARKET FUND MAY NOT:


1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds.


2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities or, with respect to the Fixed Income Funds only, to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) with respect to the Equity and Balanced Funds only, supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) with respect to the Equity and Balanced Funds only, governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.


The foregoing percentage limitations apply at the time of the purchase of a security.



It is a non-fundamental policy of each Non-Money Market Fund to invest no more than 15% of its net assets in illiquid securities (as defined below under "Description of Permitted Investments").



Additional investment limitations are set forth in the Statement of Additional Information.


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26

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                                                                  April 30, 1998


THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.


Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.



Summit Bank is a wholly-owned subsidiary of Summit Bancorp, an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997.



Fixed Income Fund--Joseph Markovich is a Vice President of the Advisor and currently manages the Fixed Income Fund. Mr. Markovich has managed the Fixed Income Fund since January 1, 1997. Prior to January, 1997, Mr. Markovich managed the Fixed Income Common Trust Funds for Summit Bank. Mr. Markovich has had investment responsibility for equity and fixed income portfolios since joining Summit Bank in 1985.



Intermediate-Term Government Securities Fund--Frances M. Tendall is a Vice President and Regional Manager (Princeton) of the Advisor. Mrs. Tendall has managed the Intermediate-Term Government Securities Fund since its inception in April, 1992 and co-manages the U.S. Treasury Securities Money Market Fund. Mrs. Tendall joined Summit Bank in 1982.

New Jersey Municipal Securities and Tax-Exempt Money Market Funds--Charlene P. Palmer is a Vice President of the Advisor and has managed the New Jersey Municipal Securities Fund since its inception in May, 1992 and the Tax-Exempt Money Market Fund since June, 1996. Mrs. Palmer's experience has emphasized tax-exempt bonds. She joined Summit Bank in 1981.


Pennsylvania Municipal Securities Fund--Randolph E. Lestyk is Vice President and Regional Manager (Pennsylvania) of the Advisor and has managed the Pennsylvania Municipal Securities Fund since its inception in May, 1993. Prior to joining Summit Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.


Equity Growth Fund--John Guarino is a Vice President and Regional Manager (Summit) of the Advisor and has managed the Equity Growth Fund since its inception in February, 1997 and co-managed the Fund with Chris Clark since July, 1997. Since February, 1997, he has also been co-manager of the Trust's Mid Cap Fund. Mr. Guarino joined Summit Bank in April, 1985.



Mr. Clark is an investment portfolio manager with the Advisor and has co-managed the Equity Growth Fund since July, 1997. Mr. Clark joined Summit Bank in 1995 and prior to that was an investment portfolio manager with Merrill Lynch.



Equity Income Fund--Richard H. Caro is a Vice President of the Advisor and has


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                                                                              27

--------------------------------------------------------------------------------


managed the Equity Income Fund since January, 1996. Since February 1997, he has also been a co-manager of the Trust's Mid Cap Fund. Mr. Caro joined Summit Bank in April, 1993 and currently has responsibility for managing both equity and fixed income portfolios in the Investment Department.


Equity Value Fund--Fernando Garip is a Vice President and Regional Manager (Hackensack) of the Advisor and has managed the Equity Value Fund since January, 1996. Mr. Garip joined Summit Bank in 1982.

Balanced Fund--Edward Kasperavich is a Vice President of the Advisor and has managed the Balanced Fund since January, 1997. Mr. Kasperavich joined Summit Bank in 1985.


U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds--Judith Wolk is a Vice President of the Advisor and has managed the Pillar taxable money market funds since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience in money market instruments with a large regional bank.



The Advisor is entitled to a fee from each Fund, which is calculated daily and paid monthly at the annual rate of each respective Fund's average daily net assets as set forth in the following table. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of each Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees each Fund paid to the Advisor (shown as a percentage of average daily net assets) for the fiscal year ended December 31, 1997.


                                            Maximum Total     Fees Received
                            Contractual   Operating Expense   In Fiscal Year
                                Fee       After Fee Waiver         1997
----------------------------------------------------------------------------
                                          Class A   Class B
----------------------------------------------------------------------------
Prime Obligation Money
Market Fund                     .35%        .90%     1.65%         .34%
U.S. Treasury Securities
Money Market Fund               .35%        .90%      N/A          .35%
Tax-Exempt Money Market
Fund                            .35%        .90%      N/A          .33%
Fixed Income Fund               .60%       1.05%     1.80%         .49%
Intermediate-Term
Government Securities Fund      .60%       1.05%      N/A          .46%
New Jersey Municipal
Securities Fund                 .60%       1.05%      N/A          .46%
Pennsylvania Municipal
Securities Fund                 .60%       1.05%      N/A          .45%
Equity Growth Fund              .75%       1.05%     1.80%         .48%
Equity Value Fund               .75%       1.05%     1.80%         .49%
Equity Income Fund              .75%       1.05%     1.80%         .46%
Balanced Fund                   .75%       1.05%     1.80%         .41%



Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.


THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

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                                                                  April 30, 1998


THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin Street, Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT


Boston Financial Data Services, Two Heritage Drive North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares.


The Class A Shares of each Fund are subject to a distribution plan dated February 28, 1992 ("Class A Plan"). As provided in the Distribution Agreement and the Class A Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class A Shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Board of Trustees of the Trust has approved and adopted a distribution plan dated February 20, 1997 for Class B Shares of the Funds (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class B Plan, the Distributor is entitled to receive from the Funds an annual distribution fee of
 .75% of the average daily net assets of each Fund's Class B Shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or
b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Additionally, the Class B Plan provides that Class B Shares are subject to a service fee at an annual rate of .25% of the average daily net assets of each Fund's Class B Shares. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.


Class A Shares and Class B Shares of each Fund are offered to all persons. (The U.S. Treasury Securities Money Market, Tax-Exempt Money Market, Intermediate-Term Government Securities, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds offer Class A Shares only). Consequently, it is possible that individuals and institutions may offer different classes of shares of a Fund to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Each


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Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.



The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives in the form of cash or other compensation, including merchandise, gifts and prizes, and payment of travel expenses, meals and lodging, to all dealers selling shares of the Funds. Such promotional incentives will be offered uniformly to all dealers and predicated upon the number of shares of the Trust's portfolios sold by the dealer.


PURCHASE AND REDEMPTION OF SHARES

Alternative Sales Charge Options

You may purchase shares of a Fund at a price equal to its net asset value per share plus a sales charge which, at your election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or
(ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). The U.S. Treasury Securities Money Market, Tax-Exempt Money Market, Intermediate-Term Government Securities, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds, however, offer Class A Shares only. Each class represents a portion of a Fund's interest in a portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class A Shares and Class B Shares bear different distribution and service fees resulting from their respective sales arrangements, (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B Shareholders may vote on any increase in distribution fees imposed on Class A Shares so long as Class B Shares convert into Class A Shares), (iii) only Class B Shares carry a conversion feature and (iv) each class has different exchange privileges.



As a result of each class's differing sales arrangements, Class A Shares are not subject to a shareholder service fee and are subject to a lower distribution fee than Class B Shares, and accordingly, Class A Shares pay higher dividends per share. The Trust adds front-end sales charges to the net asset value of Class A Shares of the Non-Money Market Funds and, therefore, unless a sales charge waiver is available, an initial investment in Class A Shares will cost more per share than Class B Shares. Class A Shareholders therefore would own fewer shares than they would have owned if they had invested an identical sum in Class B Shares.


Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Class A or Class B Shares.


How to Choose the Right Class of Shares
The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of investment. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge might consider Class B Shares. For more information about these sales arrangements, consult the Distributor or your investment professional who is a salesperson, financial planner, investment advisor or trust officer of an entity, other than the Distributor, that has entered into a selling agreement with the Trust or the Distributor ("Investment Professional"). Shares may only be exchanged for shares of the same class of another Pillar Fund. See "Exchanges."


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                                                                  April 30, 1998


Front-End Sales Charge--Class A

All of the Funds offer Class A Shares. The public offering price of Class A Shares equals the net asset value of the shares plus any applicable initial sales charge. The Money Market Funds are not subject to a sales charge. The sales charge as a percentage of an investment decreases as the amount invested reaches the succeeding levels set forth in the following tables. The tables show the initial sales charge on Class A Shares of the Funds to a "single purchaser" (defined below), the reallowance paid to dealers and the agency commission paid to brokers (collectively, the "commission"):


FIXED INCOME FUND:

                                              Sales Charge    Reallowance and
                              Sales Charge        as a           Brokerage
                                  as a        Percentage of    Commission as
                             Percentage of     Net Amount      Percentage of
Amount of Purchase           Offering Price     Invested      Offering Price
-----------------------------------------------------------------------------
$0-99,999                        4.25%            4.44%            4.00%
$100,000-249,999                 3.75%            3.90%            3.50%
$250,000-499,999                 2.75%            2.83%            2.50%
$500,000-999,999                 2.00%            2.04%            1.75%
$1,000,000 and above*            0.00%            0.00%            0.00%**


INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND:



                                              Sales Charge    Reallowance and
                              Sales Charge        as a           Brokerage
                                  as a        Percentage of    Commission as
                             Percentage of     Net Amount      Percentage of
Amount of Purchase           Offering Price     Invested      Offering Price
-----------------------------------------------------------------------------
$0-99,999                        4.00%            4.17%            3.50%
$100,000-249,999                 3.00%            3.09%            2.70%
$250,000-499,999                 2.00%            2.04%            1.80%
$500,000-999,999                 1.00%            1.01%            0.90%
$1,000,000 and above             0.00%            0.00%            0.00%


NEW JERSEY MUNICIPAL SECURITIES AND PENNSYLVANIA MUNICIPAL SECURITIES FUNDS:

                                              Sales Charge    Reallowance and
                              Sales Charge        as a           Brokerage
                                  as a        Percentage of    Commission as
                             Percentage of     Net Amount      Percentage of
Amount of Purchase           Offering Price     Invested      Offering Price
-----------------------------------------------------------------------------
$0-249,999                       3.00%            3.10%            2.70%
$250,000-499,999                 2.00%            2.05%            1.80%
$500,000-999,999                 1.00%            1.01%            0.90%
$1,000,000 and above*            0.00%            0.00%            0.00%**

EQUITY AND BALANCED FUNDS:

                                              Sales Charge    Reallowance and
                              Sales Charge        as a           Brokerage
                                  as a        Percentage of    Commission as
                             Percentage of     Net Amount      Percentage of
Amount of Purchase           Offering Price     Invested      Offering Price
-----------------------------------------------------------------------------
$0-49,999                        5.50%            5.82%            5.00%
$50,000-99,999                   4.75%            4.99%            4.25%
$100,000-249,999                 3.75%            3.90%            3.25%
$250,000-499,999                 2.75%            2.83%            2.50%
$500,000-999,999                 2.00%            2.04%            1.75%
$1,000,000 and above*            0.00%            0.00%            0.00%**

------------------
 * Purchases of $1,000,000 or more are at net asset value. However, a contingent deferred sales charge will be imposed on such investments in the event such shares are redeemed within 12 months from the date they were purchased. The contingent deferred sales charge will be imposed at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares and is payable to the Distributor. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed.

** There is no initial sales charge on purchases of $1,000,000 or more; however, the Distributor may pay a dealer concession and/or advance a service fee on such transactions.


The commissions shown in the tables above apply to sales through financial institutions. From time to time, some financial institutions, including Summit Bank and its affiliates, may be reallowed up to the entire sales charge imposed on the purchase of Class A Shares. Firms that receive a reallowance of the entire sales charge may be considered underwriters for purposes of federal securities laws. Commission rates may vary among the Funds.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Funds. Such promotional incentives will be predicated upon the amount of shares of the Funds sold by the dealer. The amount of the entire sales charge will be paid to financial institutions. Financial institutions that receive more than 90% of the sales charge may be considered "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.


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SALES CHARGE REDUCTIONS FOR PURCHASES OF CLASS A SHARES

Right of Accumulation
A "single purchaser" (defined below) may benefit from the reduced sales charges set forth in the foregoing tables for current purchases by adding the amount of any current purchase with the market value of the Fund that the purchaser already owns. The calculation of the sales charge for the current purchase will be based on the combined amount. A single purchaser can also combine purchases of Class A Shares of different Funds if those Funds are subject to a sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Funds for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must identify eligible accounts at the time of purchase and provide the account number(s) of the investor and, if applicable, the investor and spouse, their minor children, as well as the ages of such children. The Trust may amend or terminate this right of accumulation at any time prior to subsequent purchases.

Letter of Intent
A single purchaser may obtain a reduced sales charge by means of a written Letter of Intent (a "Letter") that expresses the investor's intention to invest a specified amount within a 13-month period, which if invested at one time, would qualify for a reduced sales charge.

A Letter is not a binding obligation upon the investor to purchase the full amount indicated. An investor must invest, or have already invested, at least $1,000 in Class A Shares of each applicable Fund when the Letter is submitted. Only those Funds which are subject to a sales charge are eligible to be counted towards the amount indicated in the Letter. Five percent of the shares purchased under a Letter will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge that would have been applicable to the shares actually purchased if the investor fails to purchase the amount indicated in the Letter. In such a case, escrowed shares will be involuntarily redeemed to pay any additional sales charge. When the full amount indicated in the Letter has been purchased, the escrowed shares will be released. A Letter may include purchases of shares made within 90 days prior to the date the investor signs the Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase.

Waiver of Class A Sales Charges

No sales charge is imposed on Class A Shares of a Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales arrangement with the Distributor, for their own account or for retirement plans for their employees; (iii) sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iv) sold to present or retired employees of Summit Bancorp, or one of its affiliates and/or the spouses of such employees; (v) sold to present employees of any entity that is a current service provider to the Trust;
(vi) sold to any qualified customer who has entered into an agreement with Summit Bank, its affiliates or correspondent banks; (vii) sold to present or retired Trustees of the Trust and their immediate families; (viii) sold to present or retired Directors of Summit Bancorp or its affiliates, and their immediate families; (ix) sold to beneficial owners of Class I Shares whose interests are converted into Class A Shares; or (x) purchased within 90 days of a redemption


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                                                                  April 30, 1998



of Class A Shares of a non-money market fund (only to the amount of such redemption) sold to 401(k) plans that have entered into service arrangements with Summit Bank, its affiliates or correspondent banks.


Deferred Sales Charges--Class B

Each of the Funds, except the U.S. Treasury Securities Money Market, Tax-Exempt Money Market, New Jersey Municipal Securities, Pennsylvania Municipal Securities and Intermediate-Term Government Securities Funds, offers Class B Shares. In addition, Class B Shares of the Prime Obligation Money Market Fund may be purchased directly only by participants in the Systematic Exchange Program, which is described below.



Class B Shares are offered at their net asset value per share. If you sell shares within six years of purchase, a contingent deferred sales charge (a "CDSC") is assessed at the rates set forth below. The CDSC is assessed on the lesser of the current market value or the initial purchase price of the shares being redeemed. As a result, no sales charge will be imposed on increases in the net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.


                CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
                       OF DOLLAR AMOUNT SUBJECT TO CHARGE

Years Since Purchase           CDSC
-------------------------------------------
          1                   5.50%
          2                   5.00%
          3                   4.00%
          4                   3.00%
          5                   2.00%
          6                   1.00%
          7                   0.00%
          8                   0.00%

Aging Schedule
In determining whether a particular redemption is subject to a CDSC, it is assumed that Class B Shares are redeemed in the following order: (i) shares held for over six years or shares acquired through reinvested dividends or capital gain distributions and (ii) shares held longest during the six year period. This method should result in the lowest possible sales charge.

Purchases will age based on the trade date of purchase. For example, a purchase made on January 5 will be one year old on January 5 of the following year.

Waivers of Class B Sales Charges

The CDSC is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a Shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a Shareholder who has attained the age of 70 1/2. In addition, Shareholders who automatically reinvest their dividends and distributions may redeem up to 10% of the value of their shares each year without imposition of the CDSC. A Shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption that the Shareholder is eligible for these waivers.


The CDSC is also waived on redemptions of shares held by Trustees, employees and sales representatives of the Trust, the Distributor, or affiliates of the Trust or the Distributor, and their immediate family members; employees of any financial institution that sells shares of the Trust pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Also, no CDSC will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement

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plans where the third party administrator has entered into certain arrangements with the Distributor or any other financial institution, to the extent that no payments were advanced for purchases made through such entities.

Additionally, shareholders of any mutual fund not affiliated with the Trust who have paid a sales charge in that mutual fund may purchase Class B Shares of the Trust, in an amount equal to the proceeds of the redemption of such unaffiliated shares, by submitting such proceeds to the Distributor together with evidence of the payment of a sales charge and the source of such proceeds. Purchases must take place within 30 days of the redemption of the unaffiliated shares. Class B Shares issued pursuant to this offer will not be subject to a CDSC.

Automatic Conversion of Class B Shares
Class B Shares of a Fund will automatically convert into Class A Shares of that Fund without a sales charge after eight years from the acquisition of the Class B Shares. The conversion will take place at the respective net asset values of each of the classes. At that time the Shares will no longer be subject to the higher distribution and service fees. When Class B Shares of a Fund convert, any other Class B Shares that were acquired by the reinvestment of dividends and distributions attributable to such Shares will also convert into Class A Shares. Conversions are not taxable events to Shareholders.

How to Purchase Shares

Shares may be purchased directly from the Fund's Distributor or through an investment professional of a securities broker or other financial institution, such as Summit Bank, that has entered into a selling agreement with the Trust or the Distributor. Shares of each Fund are sold on a continuous basis and may be purchased on any business day that the New York Stock Exchange is open for trading (a "Business Day"). However, with respect to a Money Market Fund, a "Business Day" will, in addition, exclude days when the Federal Reserve Bank is closed.


A purchase order for shares of a Fund will be executed at a per share price equal to the net asset value next determined after the purchase order is effective (plus any applicable sales charge in the case of Class A Shares of the Non-Money Market Funds) (the "offering price").

The net asset value per share of each class of a Fund is determined by dividing the total value of its investments and other assets that are allocated to that class, less any liabilities that are allocated to that class, by the class's total outstanding shares. Although the methodology and procedures are identical, the net asset value per share of classes within a Fund may differ because of the classes' different distribution and shareholder service expenses.


The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, a Fund or its Shareholders to accept such order. Investment Strategy Account Agreement customers (Qualified Customers) should call the Transfer Agent for information regarding requirements for purchase and redemption orders.



The Money Market Funds: A purchase order for a Money Market Fund will be effective as of the Business Day received by the Distributor (or Authorized Broker-Dealer discussed below) if the Distributor (or Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value, normally 12:00 noon, Eastern time. All other purchase orders will be effective on the next Business Day.



The net asset value per share for a Money Market Fund is calculated as of the earlier of 12:00 noon, Eastern time, or the regularly-scheduled close of normal trading on the New York Stock Exchange each Business Day based on the amortized cost method as described under "Determination of Net Asset Value" in the Statement of Additional Information.


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                                                                  April 30, 1998



Purchased shares of a Money Market Fund begin earning dividends on the Business Day the purchase order for those shares is effective.


Non-Money Market Funds: A purchase order for a Non-Money Market Fund will be effective as of the Business Day received by the Distributor if the Distributor (or Authorized Broker-Dealer) receives the order and payment before the Fund calculates its net asset value, normally 4:00 p.m., Eastern time. All other purchase orders accompanied by payment, except those of certain types of investors as described below, will be effective the next Business Day. Certain institutional investors and financial institutions, such as Summit Bank, that have entered into a settlement agreement with the Distributor, may make payment in federal funds for purchases of Non-Money Market Funds to the Distributor by 12:00 noon, Eastern time, the Business Day following the effective date of the trade. A purchase order may be canceled if the Distributor does not receive federal funds before 12:00 noon, Eastern time, the next Business Day.



The net asset value per share of the Non-Money Market Funds is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) each Business Day. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security.


Purchases Through Investment Professionals


A customer who purchases shares of a Fund through an Investment Professional should contact that Investment Professional for information about purchasing shares. Investment Professionals may charge fees for their services that are in addition to, and unrelated to, the fees and expenses charged by the Funds. In addition, the Trust has approved Authorized Broker-Dealers to act as the Funds' agent for the purposes of accepting purchase orders. The Funds will be deemed to have received a purchase order upon receipt of the order by an Authorized Broker-Dealer. Other Investment Professionals may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.


Investment Requirements


The minimum initial investment is $1,000; however, the minimum initial investment may be waived at the Distributor's discretion. All subsequent investments must be at least $100. For investments made through the Automatic Investment Plan, the minimum initial and subsequent investments must be at least $50. All purchases made by check must be in U. S. dollars and made payable to "The Pillar Funds," or in the case of a retirement account, to either the Custodian or the retirement plan trustee. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check or Automated Clearing House ("ACH") transfer, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 Business Days. If the check does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred.


No certificates representing shares will be issued. Customers must specify whether they intend to purchase Class A or Class B Shares at the time of investment. If a selection is not made, the investment will be made in Class A Shares.

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INVESTING DIRECTLY

Investing by Mail
Investors may purchase shares of a Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) to:

                                The Pillar Funds
                                 P.O. Box 8523
                             Boston, MA 02266-8523

The following address may be used for overnight delivery:

                                The Pillar Funds
                       c/o Boston Financial Data Services



                               Two Heritage Drive

                          North Quincy, MA 02171-2144

Investors may obtain Account Application forms by calling the Distributor at 1-800-932-7782.

Investing by Telephone

Purchases may be made to an existing account by calling the Distributor at 1-800-932-7782. While telephone transaction privileges are automatic, Shareholders may specifically request that no telephone transactions be accepted for their account(s). This election may be made on the Account Application form at the time of purchase or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

By Wire: Shareholders must call the Distributor before wiring funds. Federal funds should be wired to:

   State Street Bank and Trust Company
   ABA #011000028
   For Credit To DDA Account #9905-150-0
   For Further Credit To Account # (insert account number, Shareholder name, and control number assigned by the Distributor)

The Trust does not impose a fee for purchase wire transactions, although the Shareholder's financial institution may charge a fee for this service.

Shares cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

Orders will not be executed until payment has been received by the Distributor.


By ACH: This service allows the purchase of additional shares through an electronic transfer of money from a checking or savings account. When an additional purchase is made by telephone, the Transfer Agent will automatically debit the pre-designated bank account for the desired amount. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option.



By Automatic Investment Plan: A Shareholder may also arrange for periodic additional investments in the Funds through automatic deductions by ACH transfer by completing an Optional Services Form. The minimum pre-authorized investment amount is $50 per month. Customers may call 1-800-932-7782 to request an Optional Services Form to establish an Automatic Investment Plan.



Any employee of Summit Bancorp or any of its affiliates who elects to participate in the Trust's Automatic Investment Plan for the purchase of Class A shares of any of the Trust's portfolios, excluding the Money Market Funds, through an investment counselor of Summit Bank's Summit Financial Services Group will receive $50 worth of shares of the portfolio of the Trust selected by the investor. The offer is subject to the following additional conditions: (i) limited to one payment per household and to one payment in the case of joint accounts; (ii) Summit Bank must furnish to the Distributor the names and addresses of each purchaser; and (iii) the offer may be terminated (as to persons who have not yet purchased shares at the time of termination) at


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                                                                  April 30, 1998



any time by the Distributor without prior notice. The Distributor will not be reimbursed by the Trust for any payment made pursuant to this offer.


Retirement Plans
The Funds may be used as part of a retirement portfolio. Investors can establish their account under one of several tax-sheltered plans. Investors should contact their Investment Professional or the Distributor at 1-800-932-7782 for details regarding an IRA or other retirement plan.

How to Exchange Shares
Each portfolio of the Trust, other than the U.S. Treasury Securities Plus Money Market Fund, (collectively, the "Eligible Funds") is eligible for exchange with any other Eligible Fund.

Class A Shares of an Eligible Fund may be exchanged only for Class A Shares of another Eligible Fund, usually without paying an additional sales charge. However, exchanges from Class A Shares of an Eligible Money Market Fund, which were purchased directly, to Class A Shares of an Eligible Non-Money Market Fund are made at net asset value plus the appropriate sales load for that Eligible Non-Money Market Fund.


Class B Shares of one Eligible Fund may be exchanged only for Class B Shares of another Eligible Fund. Exchanges are made at relative net asset value per share without the imposition at that time of a CDSC. For purposes of determining the "age" of exchanged shares, exchanges will be treated as a transaction involving a redemption of the original Eligible Fund followed by a purchase of the new Eligible Fund and shares will be exchanged in the same order as determined by the aging hierarchy above (See "Aging Schedule"). The aging of Class B Shares will continue uninterrupted regardless of an exchange.


If an exchange request is received in good order by the Transfer Agent by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss depending on the original cost of the shares exchanged.

To exchange shares, several conditions must be met:

1. After the exchange is complete, the Shareholder must have at least $1,000 (the minimum account balance) in the new Eligible Fund.

2. Shares of Eligible Funds can only be exchanged between accounts with identical registrations and tax identification numbers.

3. Shares in the original Eligible Fund must be held at least 10 Business Days before an exchange can be made. Shares can be exchanged on any Business Day.

4. Shares of the new Eligible Fund selected for exchange must be available for sale in the Shareholder's state of residence.


5. Shareholders should have received the prospectus for the new Eligible Fund prior to initiating an exchange.


6. The prospectuses of both Eligible Funds involved in the exchange must offer the exchange privilege.

By Mail: An exchange will be honored by a written letter of request to the Transfer Agent if signed by all registered owners of the account.


By Telephone: Telephone exchange requests may be made by Shareholders either by calling the Transfer Agent at 1-800-932-7782 or contacting their Investment Professional. See "Investing Directly--Investing by Telephone" above for a description of telephone transaction privileges.


Systematic Exchange Program

Shares of the Funds also may be exchanged through automatic monthly deductions from an investor's account for the same class of shares of the Trust.

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Under the Systematic Exchange Program, an investor initially purchases Class A or Class B Shares of the Prime Obligation Money Market Fund in an amount equal to the total amount of the investment the investor desires to make in the same class of shares of a different portfolio of the Trust. On a monthly basis, a specified dollar amount of the Prime Obligation Money Market Fund shares is exchanged for shares of the same class of a specified Eligible Fund. Exchange of Class A Shares will be subject to the applicable sales charge imposed by the Eligible Fund and, accordingly, it may be beneficial for an investor to execute a Letter in connection with a Class A Shares Systematic Exchange Program. Exchanges of Class B Shares are not subject to a CDSC. The Systematic Exchange Program of investing a fixed dollar amount at regular intervals over time in an Eligible Fund may have the effect of reducing the average cost per share of the shares of the Eligible Fund acquired. This effect may also be achieved through the Trust's Automatic Investment Plan, which is described in the applicable prospectuses. A Shareholder may apply for participation in the Systematic Exchange Program through the Distributor or his or her Investment Professional. Shares purchased through the Systematic Exchange Program are subject to the conditions listed under "How to Exchange Shares," however, such shares are not subject to the Trust's minimum investment limitations. Exchanges are considered taxable events for Shareholders. If a Shareholder redeems, rather than exchanges, Class B Shares of the Prime Obligation Money Market Fund, such shares will be subject to the applicable CDSC.


How to Redeem Shares

Shares may be redeemed on any Business Day directly from the Transfer Agent or through an Investment Professional. Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price less any applicable CDSC. In such cases, an investor may incur brokerage costs in converting such securities to cash.


When purchases are made by check or by ACH transfer, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 Business Days. Otherwise, payment to Shareholders for shares redeemed will be made as promptly as possible and, in any event, within seven days after the Transfer Agent receives the redemption request in good order. A Shareholder may request that the redemption proceeds are paid by check, by federal funds wire or by ACH transfer.


A redemption order for shares of a Fund will be executed at a price per share equal to the net asset value next determined after receipt of the redemption order by the Transfer Agent (minus any applicable CDSC).


Money Market Funds: A redemption order for a Money Market Fund will be effective as of the Business Day received by the Transfer Agent (or Authorized Broker-Dealer discussed below) if the Transfer Agent (or Authorized Broker-Dealer) receives the order before the Fund calculates its net asset value (normally, 12:00 noon, Eastern time) on such Business Day and the proceeds are to be sent in federal funds. Redemption orders received after the Fund calculates its net asset value or that request proceeds to be delivered by check or ACH transfer will be effective the following Business Day.



Non-Money Market Funds: A redemption order for a Non-Money Market Fund will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time). Requests received after the Fund calculates its net asset value will be effective on the next Business Day.


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38

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                                                                  April 30, 1998


Redemptions Through Investment Professionals

Shareholders should contact their Investment Professional for information about redeeming shares of a Fund and any charges for services provided by the Investment Professional. In addition, the Trust has approved Authorized Broker-Dealers to act as the Funds' agent for the purposes of accepting redemption requests. The Funds will be deemed to have received a redemption request upon receipt of the request by an Authorized Broker-Dealer. Other Investment Professionals may impose an earlier cut-off for receipt of redemption orders directed through them to allow time for processing and transmittal of these orders to the Transfer Agent for effectiveness the same Business Day.


By Mail: Shareholders may redeem shares of a Fund by mailing a letter of instruction signed by all registered owners exactly as their names appear in the registration to:

                                The Pillar Funds
                                 P.O. Box 8523
                             Boston, MA 02266-8523

The following address may be used for overnight delivery:

                                The Pillar Funds
                       c/o Boston Financial Data Services



                               Two Heritage Drive

                          North Quincy, MA 02171-2144


A signature guarantee is required if any of the following conditions apply: (i) the redemption is for more than $10,000 worth of shares, (ii) the redemption check is payable to other than the Shareholder(s) of record, (iii) the redemption check is mailed to other than the Shareholder(s) address of record, or (iv) the redemption proceeds are to be forwarded by federal funds wire or ACH transfer to a financial institution not pre-designated on the account. A signature guarantee can be obtained from a commercial bank, a trust company, a member firm of a domestic stock exchange or a member of a securities transfer association medallion program. A signature guarantee cannot be provided by a notary public. A signature guarantee is designed to protect the Shareholders, the Trust and its agents from fraud.


To determine if any additional documentation may be required to consider a redemption request in good order, Shareholders should contact their Investment Professional or the Transfer Agent.

By Telephone: To redeem shares by telephone, Shareholders should call the Transfer Agent at 1-800-932-7782. See "Investing Directly--Investing by Telephone" above for a description of telephone transaction privileges. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

By Check: Shares may be redeemed by check to the address of record for most requests under $10,000. Requests received by the Transfer Agent by 4:00 p.m., Eastern time, will be processed that Business Day, and the check will be mailed the following Business Day. For more information, call the Transfer Agent at 1-800-932-7782.

By Wire: Shares may be redeemed by federal funds wire and sent to a pre-designated bank account. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option.


For the Money Market Funds, a wire will be sent the Business Day that the redemption request is effective. For Non-Money Market Funds, a wire will be sent the Business Day after the redemption request is effective.


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                                                                              39

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The Trust reserves the right to assess a wire redemption charge, currently
$10.00, for this transaction, which will be deducted from the redemption proceeds. The Shareholder's receiving financial institution may also impose a fee.

By ACH: Shares may be redeemed by ACH transfer and sent to a pre-designated financial institution account. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option. ACH transfers of redemption proceeds may take up to two Business Days to credit to the Shareholder's financial institution.

The Trust does not charge for ACH transfers, but the Shareholder's receiving financial institution may charge for this service.


By Systematic Withdrawal Plan: Shareholders with an account value of at least $2,000 may elect to receive automatic distributions of $50 or more by establishing a Systematic Withdrawal Plan. Distributions can be received either by check or ACH transfer on a monthly, quarterly, semi-annual or annual basis. To participate in a Systematic Withdrawal Plan, Shareholders must elect to have all dividends and distributions reinvested in additional shares.


Shareholders who have attained the age of 70 1/2 may want to establish a Systematic Withdrawal Plan as a convenient means to satisfy mandatory distribution requirements from a retirement plan.

It is not generally in the best interest of a Shareholder to participate in a Systematic Withdrawal Plan at the same time that he or she is purchasing additional Class A Shares if those purchases are subject to a sales load. In addition, it may not be in the best interest of a Class B Shareholder to participate in a Systematic Withdrawal Plan when Class B Shares are subject to a CDSC.

Shareholders may obtain an Optional Services Form to establish a Systematic Withdrawal Plan by calling the Transfer Agent at 1-800-932- 7782.

Checkwriting Privilege

A Shareholder in the Class A Shares of a Money Market Fund may redeem shares by writing checks for $500 or more on an existing account. Once a Shareholder has signed and returned a signature card, a supply of checks will be issued. The checks may be made payable to any person or entity and the Shareholder's account will continue to earn dividends until the check clears.


Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. There is no fee for the Checkwriting Privilege, but if payment on a check is stopped upon the Shareholder's request, or if the check cannot be honored because of insufficient funds or other valid reasons, the Trust reserves the right to assess a fee against the Shareholder's account for any expenses incurred by the Trust.

Minimum Balance Requirements
Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem (with the exception of a retirement account) the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder in that Fund has a value of less than $1,000, the minimum initial purchase amount. Before a Fund exercises its right to redeem such shares and sends the proceeds to the Shareholder, the Shareholder will be given 60 days' notice to reestablish the minimum balance. If the balance does not increase within 60 days, the account may be closed and the proceeds mailed to the address of record. Shares will be redeemed at the last calculated net asset value on the day the account is closed.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

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40

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                                                                  April 30, 1998
PERFORMANCE


Computation of Yield
From time to time, the Money Market Funds may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Money Market Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The Fixed Income Funds may also advertise yield and total return (described below). The yield of a Fixed Income Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the respective Fund's yield, assuming certain tax brackets for a Shareholder.

Computation of Total Return
Each of the Fixed Income, Equity and Balanced Funds may also advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, net of any initial or contingent deferred sales charge, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.


A Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.


A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

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                                                                              41

--------------------------------------------------------------------------------

TAXES


The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares. Capital gains distributions also will not qualify for the dividends received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.


Certain securities purchased by the Funds (such as STRIPs, TRs, TIGRs and CATs, defined under "Description of Permitted Investments -- Derivatives") are sold at original issue discount and thus generally do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor or Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

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42

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                                                                  April 30, 1998



Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than eighteen months, mid-term if the share has been held for more than twelve, but not more than eighteen months and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a loss from the sale or exchange of a capital asset held for more than twelve months to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.


The Tax-Exempt Money Market Fund--Additional Considerations




The Fund does not expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses). To the extent that it does, however, it intends to distribute such gains to Shareholders. Distributions of net capital gains will not qualify for the dividends-received deduction for corporate Shareholders and will be treated as long-term capital gain, a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares.


Additional Considerations for the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds
The New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds will each distribute all of their net investment income (including net short-term capital gain) to their respective Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes, but may have collateral consequences.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a Shareholder in order to purchase or carry shares of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity

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                                                                              43

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bonds. Such persons should consult their tax advisors before purchasing shares.
A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

New Jersey Tax Considerations
Investors of the New Jersey Municipal Securities Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ("Federal Securities") held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: 1) maintaining its registration as a registered investment company with the SEC; 2) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Securities or Federal Securities at the close of each quarter of the tax year; 3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures, forward contracts or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and 4) complying with certain continuing reporting requirements.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable. Gain on the disposition of shares is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

Pennsylvania Tax Considerations
For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Pennsylvania Municipal Securities Fund from its investments in Pennsylvania Municipal Securities or Federal Securities are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions paid by the Fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Securities and Federal Securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the Fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Securities and Federal Securities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock or franchise tax.

Shares purchased as an investment in the Pennsylvania Municipal Securities Fund are exempt

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44

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                                                                  April 30, 1998


from Pennsylvania county personal property taxes to the extent that the Fund's investments consist of obligations which are themselves exempt from taxation in Pennsylvania.

The Fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the Fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the Fund's distributions will be subject to Pennsylvania Personal Income Tax.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated Sep-tember 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust currently consists of the U.S. Treasury Securities Plus Money Market Fund, Institutional Select Money Market Fund, International Growth Fund and Mid Cap Fund. Shares of the portfolios are offered through up to four separate classes of Shares (Class A, B, I and S). All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.


Each Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Funds. From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.

Trustees of the Trust
The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights
Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and

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                                                                              45

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information to the Shareholders requesting the meeting.

Reporting
The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries
Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends

Cash Sweep Shareholders automatically receive all income dividends and capital gain distributions in cash. All other Shareholders automatically receive all income dividends and capital gain distributions in Class A Shares or Class B Shares, as appropriate, at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Cash Sweep Shareholders should refer to the Trust's cash sweep prospectus for more information. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.


Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The amount of dividends payable on Class A Shares and Class B Shares will be less than the dividends payable on Class I Shares because of the distribution expenses charged to Class A and Class B Shares.

The Money Market Funds: The net investment income (exclusive of capital gains) of each Money Market Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Funds on or about the first Business Day of the following month. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

The Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased begin earning dividends on the Business Day following the date of purchase, and accrue dividends through and including the effective date of redemption.


The Equity and Balanced Funds: Substantially all of the net investment income (not including capital gains) of each Equity and Balanced Fund is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter.


Counsel and Independent Public Accountants
Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")--ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a

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similar ownership arrangement. Generally, ADRs are designed for trading in the
U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.



CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

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DERIVATIVES--Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only class ("IOs") and principal-only class ("POs")), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.


EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.




FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A Fund may enter into contracts for the purchase or sale of securities, including index contracts. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month. When a futures contract on securities is sold, a Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. A Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.


A Fund may also purchase and write options to buy or sell futures contracts. A Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.


When a Fund enters into a futures transaction it must deliver to the futures commission merchant

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selected by the Fund an amount referred to as "initial margin." This amount is maintained in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, a Fund will segregate liquid assets and/or cash in an amount equal to its obligations under such contract. A Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.


Options and futures can be volatile investments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.


ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the net assets of a Money Market Fund or 15% of the net assets of a Non-Money Market Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.


A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.


JUNK BONDS--Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.


MONEY MARKET SECURITIES--Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as

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of the end of their most recent fiscal year; and repurchase agreements involving such securities.


MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.


Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.



CMOs: CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.



REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are

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supported by the full faith and credit of the U.S. Treasury.


Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.


Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an IO while the other class may receive all of the principal payments and is thus termed the PO. The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.


Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. Municipal bonds include general

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obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.


A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund pays a premium for purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.


A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.


Call options on securities or foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of liquid assets and/or cash in an amount equal to the amount the Fund would be required to pay upon exercise of the put.


A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars

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multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.


All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing liquid assets and/or cash with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). Investments in second tier securities (second tier conduit securities for the Tax-Exempt Money Market Fund) are subject to the further constraint that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may hold more than 5% of its assets in the first tier securities of a single issuer for three business days. A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The Advisor will determine

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that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.


SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.

SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TAXABLE MUNICIPAL SECURITIES--Taxable Municipal Securities are municipal securities the interest on which is not exempt from federal income tax. Taxable Municipal Securities include "private activity bonds" that are issued by or on behalf of states or their political subdivisions to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of, and facilities for, charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots and low income housing. The payment of principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's operator to meet its financial obligations, and may be secured by a pledge of the financed real and/or personal property.


TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.



U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal

--------------------------------------------------------------------------------
54

--------------------------------------------------------------------------------

                                                                  April 30, 1998

Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates st on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid assets and/or cash in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.


--------------------------------------------------------------------------------

                                The Pillar Funds
                              Class A and B Shares

                       Prime Obligation Money Market Fund
                   U.S. Treasury Securities Money Market Fund*
                          Tax-Exempt Money Market Fund*
                                Fixed Income Fund
                  Intermediate-Term Government Securities Fund*
                      New Jersey Municipal Securities Fund*
                     Pennsylvania Municipal Securities Fund*
                               Equity Growth Fund
                                Equity Value Fund
                               Equity Income Fund
                                  Balanced Fund

*Class A Shares only

                                    Advisor:


                                     [LOGO]


                                  Distributor:
                        SEI Investments Distribution Co.
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782


PIL-F-025-02

                                     [LOGO]
                                The Pillar Funds
                           Your Investment Foundation


                                   PROSPECTUS


                                 Class I Shares

                                 April 30, 1998

--------------------------------------------------------------------------------
Table of Contents

Summary                                                       2

Expense Summary                                               5

Financial Highlights                                          8

The Trust                                                    10

Investment Objectives and Policies                           10

Investment Limitations                                       18

The Advisor                                                  19

The Administrator                                            21

The Transfer Agent                                           21

The Shareholder Servicing Agent                              21

The Distributor                                              21

Purchase and Redemption of Shares                            21

Performance                                                  23

Taxes                                                        24

General Information                                          27


Description of Permitted Investments                         29





The Pillar Funds and Pillar are registered service marks of Summit Bank. Your Investment Foundation and the stylized "P" logo are service marks of Summit Bank. Reach Higher, Summit, Summit Bancorp and Summit Financial Services Group are registered service marks of Summit Bancorp. Summit Bank is a service mark of Summit Bancorp.

                                                                  April 30, 1998

THE PILLAR FUNDS

CLASS I SHARES

Investment Advisor:
SUMMIT BANK INVESTMENT MANAGEMENT DIVISION,
A DIVISION OF SUMMIT BANK

THE PILLAR FUNDS (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Class I Shares of the following funds (each a "Fund," and collectively, the "Funds"):

                        MONEY MARKET FUNDS
                        o U.S. Treasury Securities Money
                        Market Fund
                        o Prime Obligation Money Market Fund
                        o Tax-Exempt Money Market Fund


    FIXED INCOME FUNDS                                 EQUITY AND BALANCED FUNDS
    o Fixed Income Fund                                o Equity Growth Fund
    o Intermediate-Term Government Securities Fund     o Equity Value Fund
    o New Jersey Municipal Securities Fund             o Equity Income Fund
    o Pennsylvania Municipal Securities Fund           o Mid Cap Fund
                                                          o Balanced Fund



The Trust's Class I Shares are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) any individual or institution (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity, if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any "qualified customer" who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers"). Persons who own Class I Shares of a Fund are referred to herein as "Shareholders." This Prospectus does not contain information regarding the procedures for purchasing and redeeming shares held in cash sweep accounts with Summit Bank. Please call the number below for a cash sweep prospectus.



    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION
    (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.



An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that a Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.



This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing to the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 30, 1998




--------------------------------------------------------------------------------

Summary


The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class I Shares of the Trust's U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds (the "Money Market Funds"); Fixed Income, Intermediate-Term Government Securities, New Jersey Municipal Securities, Pennsylvania Municipal Securities Funds (the "Fixed Income Funds"); Equity Growth, Equity Value, Equity Income and Mid Cap Funds (the "Equity Funds"); and the Balanced Fund (the "Balanced Fund," and together with the Money Market, Fixed Income and Equity Funds, the "Funds").


WHAT ARE THE INVESTMENT OBJECTIVES?

The Money Market Funds: Each Money Market Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Tax-Exempt Money Market Fund also seeks to provide current income that is exempt from federal income tax. There can be no assurance that a Money Market Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis.


The Fixed Income Funds: The Fixed Income Fund seeks a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital; the Intermediate-Term Government Securities Fund seeks preservation of principal value and a high degree of liquidity while providing current income; the New Jersey Municipal Securities Fund seeks current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital; and the Pennsylvania Municipal Securities Fund seeks current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital;



The Equity and Balanced Funds: The Equity Growth Fund seeks long-term growth of capital; the Equity Value and Mid Cap Funds seek growth of both capital and income; the Equity Income Fund seeks growth of capital consistent with an emphasis on current income; and the Balanced Fund seeks growth of capital consistent with current income.


There is no assurance that a Fund will meet its investment objective. See "Investment Objectives and Policies."

WHAT ARE THE PERMITTED INVESTMENTS?


The Money Market Funds: The U.S. Treasury Securities Money Market Fund invests exclusively in short-term U.S. Treasury obligations. The Prime Obligation Money Market Fund invests in short-term, U.S. dollar denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. The Tax-Exempt Money Market Fund invests primarily in short-term, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. See "Investment Objectives and Policies" and "Description of Permitted Investments."


The Fixed Income Funds: The Fixed Income Fund invests at least 65% of its assets in U.S. and Canadian Government obligations, corporate debt securities, short-term bank obligations and repurchase agreements.

The New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds invest at least 80% of their assets in municipal obligations which produce interest that, in the opinion of bond counsel for the issuer, is exempt from federal income tax, and at least 65% of their assets in obligations which produce interest that is exempt from applicable state income taxes.

The Intermediate-Term Government Securities Fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.


The investments of the Fixed Income Funds are subject to market and interest rate fluctuations which may affect the value of a Fund's shares. These fluctuations may be greater for the Fixed Income, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds which expect to maintain


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
                                                                  April 30, 1997

dollar-weighted average maturities greater than the other Fixed Income Funds. In addition, certain securities, such as mortgage-backed securities, are subject to the risk of prepayment during periods of declining interest rates which may affect a Fund's ability to lock-in longer term rates and manage portfolio maturity during such periods. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."


Are There Additional Risk Factors for the New Jersey and Pennsylvania Municipal Securities Funds? The concentration of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds in municipal securities issued primarily by or on behalf of the states of New Jersey and Pennsylvania, respectively, subjects these Funds to special investment risks, such as the possible adverse effects of changes in economic conditions and governmental policies of the states or their underlying governmental units. See "Additional Risk Factors For New Jersey

Municipal Securities" and "Additional Risk Factors For Pennsylvania Municipal Securities."


The Equity and Balanced Funds: Each of the Equity and Balanced Funds may invest in equity securities consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; and (iv) American Depositary Receipts ("ADRs"). In addition, the Balanced Fund invests in certain fixed income and money market securities. The Equity Growth Fund may also invest in European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs") and certain fixed income securities. Because securities fluctuate in value, the shares of each Fund will also fluctuate in value. The Mid Cap Fund may experience greater fluctuation because it will invest primarily in small to medium capitalization companies. In addition, the value of shares of the Equity Growth and Balanced Funds are subject to market and interest rate fluctuations that affect the value of their fixed income investments. The Equity Growth Fund may also invest in options, futures and currency transactions. The Funds' investments in securities of foreign issuers will subject the Funds to risks associated with foreign investments. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."



Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."


Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."


Who is the Distributor? SEI Investments Distribution Co. acts as distributor (the "Distributor") of the Trust's shares. See "The Distributor."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How do I Purchase and Redeem Shares?


In addition to the Distributor, the Trust has also authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to accept purchase orders and redemption requests up to the times mentioned below on behalf of the Funds.



The Money Market Funds: A purchase order for a Money Market Fund will be effective as of the "Business Day" received by the Distributor (or Authorized Broker-Dealer) if the Distributor (or Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day. A "Business Day" for a Money Market Fund is any day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open. A redemption order for a Money Market Fund will be effective as of the Business Day received by the Transfer Agent (or Authorized Broker-Dealer) if the Transfer Agent (or Authorized Broker-Dealer) receives the order before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day and the proceeds are to be sent in federal funds. See "Purchase and Redemption of Shares."



The Non-Money Market Funds: Purchases and redemptions of Non-Money Market Fund shares may be made through the Distributor on any "Business Day." A "Business Day" for a Non-Money Market Fund is any day that the New York Stock Exchange is open for trading. A purchase order will be effective as of the Business Day received by the Distributor (or Authorized Broker-Dealer) if the Distributor (or Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time). Redemption orders must be placed before the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time), on any Business Day for the order to be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."


HOW ARE DIVIDENDS PAID?

The Money Market Funds: The net investment income (exclusive of capital gains) of each Money Market Fund is determined and declared on each

Business Day as a dividend for Shareholders as of the close of business on that day.

The Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month.


The Equity and Balanced Funds: Substantially all of the net investment income (exclusive of capital gains) of the Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds is declared and distributed quarterly in the form of dividends to Shareholders on the next to last Business Day of each quarter.



All Funds: Any capital gains will be distributed at least annually. Dividends are paid to shareholders who are cash sweep customers of Summit Bank ("Cash Sweep Shareholders") in cash. Dividends are paid to all other Shareholders in additional shares, unless the Shareholder has elected to take the payments in cash. See "Dividends."


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                                                                  April 30, 1997



Expense Summary

MONEY MARKET FUNDS
CLASS I SHARES

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                          U.S. TREASURY
                                                           SECURITIES             PRIME
                                                              MONEY            OBLIGATION          TAX-EXEMPT
                                                             MARKET           MONEY MARKET        MONEY MARKET
                                                              FUND                FUND                FUND
--------------------------------------------------------------------------------------------------------------
      Advisory Fees (after fee waivers) (1),(2)                .35%                .34%               .33%
      Other Expenses                                           .30%                .31%               .32%
--------------------------------------------------------------------------------------------------------------
      Total Operating Expenses (after fee
        waivers)(2)                                            .65%                .65%               .65%
--------------------------------------------------------------------------------------------------------------


(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class I Shares of each Money Market Fund to not more than .65% of average daily net assets of that Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Absent a fee waiver for the U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund and Tax-Exempt Money Market Fund, the Advisory Fee would be .35% for each Fund and Total Operating Expenses would be .65, .66% and .67% respectively, of each Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


EXAMPLE--CLASS I SHARES

An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:

----------------------------------------------------------------------------------------------------------------
                                                             1 YR.         3 YRS.         5 YRS.         10 YRS.
----------------------------------------------------------------------------------------------------------------
      U.S. Treasury Securities Money Market Fund              $7            $21            $36             $81
      Prime Obligation Money Market Fund                      $7            $21            $36             $81
      Tax-Exempt Money Market Fund                            $7            $21            $36             $81

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Money Market Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense Summary

FIXED INCOME FUNDS
CLASS I SHARES

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                           FIXED          NEW JERSEY              PENNSYLVANIA           INTERMEDIATE-TERM
                                           INCOME          MUNICIPAL          MUNICIPAL SECURITIES          GOVERNMENT
                                            FUND        SECURITIES FUND               FUND                SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
      Advisory Fees (after fee
         waivers)(1),(2)                    .49%              .46%                    .45%                      .46%
      Other Expenses                        .31%              .34%                    .35%(3)                   .34%
--------------------------------------------------------------------------------------------------------------------------
      Total Operating Expenses
         (after fee waivers)(2)             .80%              .80%                    .80%(3)                   .80%
--------------------------------------------------------------------------------------------------------------------------


(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class I Shares of each Fixed Income Fund to not more than .80% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Absent fee waivers, Advisory Fees for each Fixed Income Fund would be .60% and Total Operating Expenses would be as follows: Fixed Income Fund .91%, New Jersey Municipal Securities Fund .94%, Pennsylvania Municipal Securities Fund .95% and Intermediate-Term Government Securities Fund .94%. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


(3) Other Expenses and Total Operating Expenses have been restated to reflect current expenses.


EXAMPLE--CLASS I SHARES

An investor would pay the following expenses on a $1,000 investment in a Fund assuming (1) a 5% annual return and (2) redemption at the end of each time period:

----------------------------------------------------------------------------------------------------------------
                                                             1 YR.         3 YRS.         5 YRS.         10 YRS.
----------------------------------------------------------------------------------------------------------------

      Each Fixed Income Fund                                  $8            $26            $44             $99


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fixed Income Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."
--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

                                                                  April 30, 1998


Expense Summary

EQUITY AND BALANCED FUNDS
CLASS I SHARES

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                           EQUITY      EQUITY      EQUITY      MID
                                                           GROWTH      VALUE       INCOME      CAP       BALANCED
                                                            FUND        FUND        FUND       FUND        FUND
-----------------------------------------------------------------------------------------------------------------
      Advisory Fees (after fee waivers) (1),(2)             .48%        .49%        .46%       .46%        .41%
      Other Expenses                                        .32%        .31%        .34%       .34%        .39%
-----------------------------------------------------------------------------------------------------------------
      Total Operating Expenses (after fee waivers)(2)       .80%        .80%        .80%       .80%        .80%
-----------------------------------------------------------------------------------------------------------------






(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class I Shares of each Fund to not more than .80% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.


(2) Absent fee waivers for the Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds, Advisory Fees would be .75% for each Fund and Total Operating Expenses would be 1.07%, 1.06%, 1.09%, 1.09% and 1.14%, respectively, of such Funds' average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


EXAMPLE--CLASS I SHARES

An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:


----------------------------------------------------------------------------------------------------------------
                                                                   1 YR.       3 YRS.       5 YRS.       10 YRS.
----------------------------------------------------------------------------------------------------------------
      Each Equity Fund                                              $ 8         $26          $44          $ 99
      Balanced Fund                                                 $ 8         $26          $44          $ 99






THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Equity and Balanced Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights

THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 6, 1998 on the Trust's financial statements as of December 31, 1997, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. These tables should be read in conjunction with the Trust's financial statements and notes thereto.


                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset
                         Value        Net        Gains or      from Net      Distributions     Value                Net Assets
                       Beginning   Investment   Losses on     Investment     from Capital     End of      Total    End of Period
                       of Period     Income     Securities      Income           Gains        Period     Return        (000)
--------------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997(1)                 $10.00       $0.01        $ 1.22        $(0.01)         $(1.98)       $ 9.24      14.17%*    $177,801
--------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $13.35       $0.18        $ 3.20        $(0.18)         $(3.66)       $12.89      25.71%     $242,881
1996                     12.81        0.22          2.54         (0.22)          (2.00)        13.35      21.69       116,715
1995                     10.19        0.25          3.46         (0.25)          (0.84)        12.81      36.71        82,677
1994                     11.10        0.21         (0.83)        (0.21)          (0.08)        10.19     (5.61)        61,407
1993                     10.64        0.18          0.46         (0.18)         --             11.10       6.12        67,383
1992(2)                  10.00        0.14          0.64         (0.14)         --             10.64      10.51*       62,116
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $13.32       $0.32        $ 2.95        $(0.32)         $(3.08)       $13.19      25.04%     $131,968
1996                     13.07        0.33        $ 2.35         (0.34)          (2.09)        13.32      21.01        58,035
1995                     10.26        0.31          3.29         (0.31)          (0.48)        13.07      35.55        44,202
1994                     11.17        0.32         (0.81)        (0.32)          (0.10)        10.26     (4.42)        34,514
1993                     10.72        0.29          0.80         (0.29)          (0.35)        11.17      10.27        38,237
1992(2)                  10.00        0.22          0.72         (0.22)         --             10.72      12.72*       32,538
--------------------------------------------------------------------------------------------------------------------------------
MID CAP FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $13.33       $0.04        $ 2.65        $(0.04)         $(1.18)       $14.80      20.49%     $ 46,125
1996                     12.55        0.09          1.59         (0.09)          (0.81)        13.33      13.56        45,556
1995                     10.83        0.15          1.95         (0.15)          (0.23)        12.55      19.49        42,375
1994                     12.32        0.12         (1.27)        (0.12)          (0.22)        10.83     (9.34)        33,448
1993                     10.99        0.11          1.33         (0.11)         --             12.32      13.22        35,648
1992(2)                  10.00        0.07          0.99         (0.07)         --             10.99      14.30*       29,507
--------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $11.39       $0.32        $ 1.88        $(0.32)         $(1.27)       $12.00      19.68%     $ 24,362
1996                     12.05        0.48          1.16         (0.47)          (1.83)        11.39      13.77        19,243
1995                      9.91        0.44          2.27         (0.44)          (0.13)        12.05      27.76        32,145
1994                     10.78        0.37         (0.86)        (0.38)         --              9.91     (4.61)        26,921
1993                     10.35        0.38          0.43         (0.38)         --             10.78       7.89        25,712
1992(2)                  10.00        0.29          0.34         (0.28)         --             10.35       8.53*       16,899
--------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $10.21       $0.60        $ 0.17        $(0.60)         --            $10.38       7.78%     $206,810
1996                     10.49        0.57         (0.28)        (0.57)         --             10.21       2.94       100,129
1995                      9.44        0.59          1.05         (0.59)         --             10.49      17.76       113,509
1994                     10.68        0.59         (1.18)        (0.59)         $(0.06)         9.44     (5.66)        96,558
1993                     10.38        0.61          0.52         (0.61)          (0.22)        10.68      11.05       113,892
1992(2)                  10.00        0.49          0.44         (0.49)          (0.06)        10.38      11.60*       89,701

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio     Average
                        Average     to Average   (Excluding    (Excluding   Turnover     Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate         Rate+

EQUITY GROWTH FUND
------------------------------------------------------------------------------------------------------
CLASS I
1997(1)                   0.80%        0.07%         1.07%       (0.20)%     114.51%       $.0591
------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------
CLASS I
1997                      0.80%        1.26%         1.06%        1.00%       80.24%       $.0609
1996                      0.80         1.67          1.08         1.39        85.30         0.950
1995                      0.80         2.08          1.07         1.81        61.88           n/a
1994                      0.80         1.92          1.06         1.66        44.98           n/a
1993                      0.80         1.74          1.07         1.47        89.91           n/a
1992(2)                   0.80         1.82          1.10         1.52        45.68           n/a
------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------
CLASS I
1997                      0.80%        2.34%         1.09%        2.05%       76.67%       $.0694
1996                      0.80         2.55          1.09         2.26        85.47         .1095
1995                      0.80         2.61          1.10         2.31        42.97           n/a
1994                      0.80         2.96          1.08         2.68        37.76           n/a
1993                      0.80         2.65          1.10         2.35        89.89           n/a
1992(2)                   0.80         2.88          1.14         2.54        58.41           n/a
------------------------------------------------------------------------------------------------------
MID CAP FUND
------------------------------------------------------------------------------------------------------
CLASS I
1997                      0.80%        0.30%         1.09%        0.01%       59.80%       $.0847
1996                      0.80         0.66          1.10         0.36        41.41         .1010
1995                      0.80         1.28          1.10         0.98        32.96           n/a
1994                      0.80         1.06          1.08         0.78        13.82           n/a
1993                      0.80         1.03          1.10         0.73        24.49           n/a
1992(2)                   0.80         0.98          1.15         0.63         9.29           n/a
------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------
CLASS I
1997                      0.80%        2.67%         1.14%        2.33%       93.85%       $.0959
1996                      0.80         3.68          1.11         3.37        43.80         .1165
1995                      0.80         3.89          1.11         3.58        41.63           n/a
1994                      0.80         3.64          1.09         3.35        27.15           n/a
1993                      0.80         3.75          1.14         3.41        63.03           n/a
1992(2)                   0.80         3.88          1.20         3.48        82.76           n/a
------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
------------------------------------------------------------------------------------------------------
CLASS I
1997                      0.80%        5.90%         0.91%        5.79%       80.34%          n/a
1996                      0.80         5.60          0.92         5.48        40.56           n/a
1995                      0.80         5.83          0.91         5.72        35.49           n/a
1994                      0.80         5.91          0.90         5.81        15.24           n/a
1993                      0.80         5.59          0.91         5.48        49.49           n/a
1992(2)                   0.80         6.24          0.94         6.10        23.86           n/a


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

                                                                  April 30, 1998



                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset
                         Value        Net        Gains or      from Net      Distributions     Value                Net Assets
                       Beginning   Investment   Losses on     Investment     from Capital     End of      Total    End of Period
                       of Period     Income     Securities      Income           Gains        Period     Return        (000)
--------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $10.71       $0.49        $ 0.21        $(0.49)         --            $10.92       6.76%     $131,002
1996                     10.79        0.44         (0.08)        (0.44)         --             10.71       3.42        20,689
1995                      9.93        0.47          0.86         (0.47)         --             10.79      13.57        28,080
1994                     10.85        0.48         (0.92)        (0.48)         --              9.93      (4.12)       19,977
1993                     10.29        0.50          0.56         (0.50)         --             10.85      10.48        27,064
1992(3)                  10.00        0.30          0.29         (0.30)         --             10.29       9.01*        9,395
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $10.17       $0.45        $ 0.26        $(0.45)         $(0.02)       $10.41       7.18%     $ 42,134
1996                     10.23        0.44         (0.06)        (0.44)         --             10.17       3.89         3,665
1995                      9.55        0.40          0.68         (0.40)         --             10.23      11.53         3,345
1994                     10.17        0.36         (0.62)        (0.36)         --              9.55      (2.58)        2,734
1993(4)                  10.00        0.23          0.17         (0.23)         --             10.17       6.01         2,922
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $10.16       $0.58        $ 0.11        $(0.58)         --            $10.27       6.96%     $ 31,739
1996                     10.37        0.53         (0.21)        (0.53)         --             10.16       3.26        24,679
1995                      9.51        0.54          0.86         (0.54)         --             10.37      15.00        28,877
1994                     10.53        0.51         (1.01)        (0.51)         $(0.01)         9.51      (4.85)       26,277
1993                     10.23        0.52          0.32         (0.52)          (0.02)        10.53       8.32        34,075
1992(2)                  10.00        0.41          0.24         (0.41)          (0.01)        10.23       7.95*       16,327
--------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $ 1.00       $0.04         --           $(0.04)         --            $ 1.00       4.55%     $487,196
1996                      1.00        0.04         --            (0.04)         --              1.00       4.53       504,729
1995                      1.00        0.05         --            (0.05)         --              1.00       5.05       463,531
1994                      1.00        0.03         --            (0.03)         --              1.00       3.44       465,125
1993                      1.00        0.02         --            (0.02)         --              1.00       2.46       420,947
1992(2)                   1.00        0.02         --            (0.02)         --              1.00       2.81*      387,960
--------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $ 1.00       $0.05         --           $(0.05)         --            $ 1.00       5.02%     $400,689
1996                      1.00        0.05         --            (0.05)         --              1.00       4.83       401,423
1995                      1.00        0.05         --            (0.05)         --              1.00       5.40       259,667
1994                      1.00        0.04         --            (0.04)         --              1.00       3.67       157,378
1993                      1.00        0.03         --            (0.03)         --              1.00       2.65       129,780
1992(2)                   1.00        0.02                       (0.02)         --              1.00       2.85*      124,811
--------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $ 1.00       $0.03         --           $(0.03)         --            $ 1.00       3.10%     $ 75,097
1996                      1.00        0.03         --            (0.03)         --              1.00       2.94        67,082
1995                      1.00        0.03         --            (0.03)         --              1.00       3.42        63,628
1994                      1.00        0.02         --            (0.02)         --              1.00       2.27        37,745
1993                      1.00        0.02         --            (0.02)         --              1.00       1.99        32,994
1992(5)                   1.00        0.02         --            (0.02)         --              1.00       2.42*       22,963
--------------------------------------------------------------------------------------------------------------------------------

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio    Average
                        Average     to Average   (Excluding    (Excluding   Turnover    Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate        Rate+
-----------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
-----------------------------------------------------------------------------------------------------
CLASS I
1997                      0.80%        4.68%         0.94%        4.54%       22.85%         n/a
1996                      0.67         4.13          0.93         3.87        13.93          n/a
1995                      0.41         4.43          0.93         3.91         2.83          n/a
1994                      0.27         4.65          0.93         3.99        16.81          n/a
1993                      0.20         4.57          1.00         3.77        23.83          n/a
1992(3)                   0.46         4.56          1.22         3.80         2.23          n/a
-----------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
-----------------------------------------------------------------------------------------------------
CLASS I
1997                      0.80%        4.47%         0.96%        4.31%       71.89%         n/a
1996                      0.69         4.42          1.49         3.62        25.88          n/a
1995                      0.80         4.05          1.27         3.58        36.92          n/a
1994                      0.80         3.67          1.61         2.86        38.20          n/a
1993(4)                   0.80         3.35          1.48         2.67        16.51          n/a
-----------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------
CLASS I
1997                      0.80%        5.69%         0.94%        5.55%       57.82%         n/a
1996                      0.80         5.26          0.87         5.19        40.60          n/a
1995                      0.80         5.33          1.05         5.08        68.29          n/a
1994                      0.80         5.13          0.95         4.98        40.27          n/a
1993                      0.80         4.87          1.00         4.67        31.69          n/a
1992(2)                   0.80         5.30          1.11         4.99        12.38          n/a
-----------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
CLASS I
1997                      0.65%        4.45%         0.66%        4.44%       --           --
1996                      0.65         4.44          0.65         4.44        --           --
1995                      0.65         4.92          0.65         4.92        --           --
1994                      0.62         3.39          0.62         3.39        --           --
1993                      0.64         2.42          0.64         2.42        --           --
1992(2)                   0.65         2.67          0.70         2.62        --           --
-----------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
CLASS I
1997                      0.65%        4.90%         0.66%        4.89%       --           --
1996                      0.65         4.73          0.67         4.71        --           --
1995                      0.65         5.26          0.66         5.25        --           --
1994                      0.62         3.68          0.62         3.68        --           --
1993                      0.64         2.63          0.64         2.63        --           --
1992(2)                   0.65         2.63          0.77         2.51        --           --
-----------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
CLASS I
1997                      0.65%        3.05%         0.67%        3.03%       --           --
1996                      0.65         2.90          0.68         2.87        --           --
1995                      0.65         3.37          0.72         3.30        --           --
1994                      0.65         2.27          0.68         2.24        --           --
1993                      0.65         1.97          0.69         1.93        --           --
1992(5)                   0.65         2.39          0.79         2.25        --           --
-----------------------------------------------------------------------------------------------------


  *Annualized.
(+) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.



(1) The Equity Growth Fund commenced operations on February 3, 1997. Ratios for this period have been annualized.


(2) The Equity Value, Equity Income, Mid Cap, Balanced, Fixed Income, Intermediate-Term Government Securities, U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds commenced operations on April 1, 1992. Ratios for this period have been annualized.

(3) The New Jersey Municipal Securities Fund commenced operations on May 4, 1992. Ratios for this period have been annualized.
(4) The Pennsylvania Municipal Fund (Class I Shares) commenced operations on May 3, 1993. Ratios for this period have been annualized.
(5) The Tax-Exempt Money Market Fund commenced operations on April 6, 1992. Ratios for this period have been annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE TRUST


The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in fifteen separate investment portfolios. The Trust offers shares of each portfolio through up to four separate classes of shares (Class A, Class B, Class I and Class S) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class I Shares of each of the Trust's portfolios other than the U.S. Treasury Securities Plus Money Market Fund, Institutional Select Money Market Fund and International Growth Fund. Each of the Funds described herein is a diversified mutual fund, except for the New Jersey Municipal Securities Fund and Pennsylvania Municipal Securities Fund, which are non-diversified mutual funds. Information regarding the Trust's other portfolios and the Class A Shares, Class B Shares and Class S Shares, if any, of the Funds is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.


INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each Fund are described below. For additional information regarding risks and permitted investments of the Funds, see "Risk Factors," "General Investment Policies" and "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of any Fund will be met.

The Money Market Funds
The investment objective of each Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax.

Each Money Market Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a Money Market Fund. Under these regulations, each Money Market Fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less.

THE U.S. TREASURY SECURITIES MONEY MARKET FUND

The U.S. Treasury Securities Money Market Fund will invest exclusively in (i) bills, notes and bonds issued by the U.S. Treasury; (ii) separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system ("U.S. Treasury Obligations"); and (iii) repurchase agreements involving U.S. Treasury Obligations. The Fund may also engage in securities lending.


THE PRIME OBLIGATION MONEY MARKET FUND

The Prime Obligation Money Market Fund will invest in eligible securities consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the Federal Deposit Insurance Company ("FDIC") (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (iii) U.S. Treasury Obligations; (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government ("U.S. Government Agencies"); and (v) repurchase agreements involving any of such


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

                                                                  April 30, 1998



obligations. In addition, the Fund may also engage in securities lending.


THE TAX-EXEMPT MONEY MARKET FUND

The Tax-Exempt Money Market Fund will invest at least 80% of its total assets in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). The Fund will primarily purchase municipal bonds, notes and tax-exempt commercial paper rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization (an "NRSRO") in accordance with SEC regulations at the time of investment or, if not rated, as determined by the Advisor to be of comparable quality. Because the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


The Tax-Exempt Money Market Fund may purchase municipal obligations with demand features including floating or variable rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when-issued" basis, and reserves the right to purchase securities subject to a standby commitment. The Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax. The Fund may also engage in securities lending.

The Fixed Income Funds

THE FIXED INCOME FUND
The investment objective of this Fund is to provide a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

At least 65% of the Fund's assets will be invested in (i) U.S. Treasury Obligations; (ii) U.S. Government Agencies; (iii) corporate debt obligations rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment;
(v) short-term bank obligations (certificates of deposit, time deposits and bankers acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury Obligations; (viii) obligations subject to federal income tax issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Taxable Municipal Securities"), which are rated A or higher by an NRSRO or determined by the Advisor to be of comparable quality; and
(ix) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade, but could be more vulnerable to adverse developments than obligations with higher ratings.
In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers.

The remaining 35% of the Fund's assets may be invested in (i) mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


("REMICs") that are rated in one of the top two rating categories by an NRSRO and which are backed solely by Government National Mortgage Association ("GNMA") certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO.


The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Funds may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.


The Fund expects to maintain a dollar-weighted average portfolio maturity that will not exceed fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.


THE INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND


The objective of this Fund is to preserve principal value and maintain a high degree of liquidity while providing current income.



The Fund will be fully invested in U.S. Treasury Obligations and U.S. Government Agencies.



The Fund will maintain a dollar-weighted average maturity of three to ten years. Under normal circumstances, the Advisor anticipates that the Fund's dollar-weighted average maturity will be approximately five years; however, the Advisor may vary this average maturity substantially in anticipation of a change in the interest rate environment.


THE NEW JERSEY MUNICIPAL SECURITIES FUND
The investment objective of this Fund is to provide current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital.

The New Jersey Municipal Securities Fund will invest at least 80% of its net assets in municipal securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from the New Jersey gross income tax ("New Jersey Municipal Securities"). The Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories by an NRSRO; (ii) municipal notes rated in one of the two highest rating categories by an NRSRO; (iii) commercial paper rated in one of the two highest short-term rating categories by an NRSRO; (iv) any of the foregoing determined by the Advisor to be of comparable quality at the time of investment; or (v) securities of closed-end investment companies traded on a national securities exchange. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings.


The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.


The New Jersey Municipal Securities Fund reserves the right to engage in "put" transactions, although it has no present intention to do so. In addition, the Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be as fully invested as possible in securities exempt from federal income tax.

The New Jersey Municipal Securities Fund is a non-diversified investment company. See "Risk Factors - Non-Diversification" for a discussion of the additional risks of non-diversification.

THE PENNSYLVANIA MUNICIPAL SECURITIES FUND
The investment objective of this Fund is to provide current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital.

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12
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                                                                  April 30, 1998


At least 80% of the Fund's assets will be invested in municipal securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in municipal securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Pennsylvania income tax ("Pennsylvania Municipal Securities"). The Portfolio may invest up to 10% of its assets in securities the income tax from which is subject to the federal alternative minimum tax. Although permitted to do so, the Fund has no present intention to invest in repurchase agreements or purchase securities subject to the federal alternative minimum tax.

Municipal securities that the Fund may purchase include (i) municipal bonds which are rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; (ii) municipal notes which are rated at least SP-1 by S&P or MIG-1 or V-MIG-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics.

The Fund may invest in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above.


The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.



The Pennsylvania Municipal Securities Fund is a non-diversified investment company. See "Risk Factors--Non-Diversification" for a discussion of the additional risks of non-diversification.


GENERAL INVESTMENT POLICIES--FIXED INCOME FUNDS

For temporary defensive purposes when the Advisor determines that market conditions warrant, each Fixed Income Fund may invest up to 100% of its assets in the money market instruments described in the "Description of Permitted Investments" and may hold a portion of its assets in cash. To the extent a Fixed Income Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.



Both the Fixed Income and Intermediate-Term Government Securities Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. These Funds may also invest in mortgage-backed securities issued by private issuers rated in one of the two highest rating categories by an NRSRO and backed by mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Each of the Fixed Income Funds may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so.

If, after purchase, the rating of a security held by a Fixed Income Fund drops below the prescribed investment quality, such security shall be sold at a time when, in the judgment of the Advisor, it is not in the Fund's interest to continue to hold such security.

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                                                                              13
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RISK FACTORS--FIXED INCOME FUNDS

The market value of each Fixed Income Fund's fixed income investments will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.


Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fixed Income Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield on which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Fund. Because of prepayments, it is difficult to predict the actual maturity of mortgage-backed securities, which may increase the difficulty of managing the average weighted maturity of the Funds.


Investments in securities of foreign issuers may subject the Fixed Income Fund to different risks than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

ADDITIONAL RISK FACTORS FOR NEW JERSEY MUNICIPAL SECURITIES
New Jersey Municipal Securities are primarily issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities. The concentration in obligations of New Jersey issuers by the New Jersey Municipal Securities Fund subjects the Fund to special investment risks. In particular, changes in economic conditions and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see "New Jersey Municipal Securities and Special Considerations Relating Thereto" in the Statement of Additional Information.

ADDITIONAL RISK FACTORS FOR PENNSYLVANIA MUNICIPAL SECURITIES
Under normal conditions the Pennsylvania Municipal Securities Fund will be fully invested in obligations that produce interest income exempt from federal income tax and Pennsylvania state income tax. Accordingly, the Fund will have considerable investments in Pennsylvania Municipal Securities. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Pennsylvania obligations than a mutual fund which does not have as great a concentration in Pennsylvania Municipal Securities.

An investment in the Fund will be affected by the many factors that affect the financial condition of the Commonwealth of Pennsylvania. For example, financial difficulties of the Commonwealth, its counties, municipalities and school districts that hinder efforts to borrow and lower credit ratings are factors which may affect the Fund. See "Pennsylvania Municipal Securities and Special Considerations Relating Thereto" in the Statement of Additional Information.

The Equity and Balanced Funds

THE EQUITY GROWTH FUND
The investment objective of the Fund is long-term growth of capital.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt

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14
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                                                                  April 30, 1998


securities and preferred stocks that are convertible into common stocks and ADRs, EDRs, CDRs and GDRs. The Advisor will invest in companies that it expects will demonstrate greater long-term earnings growth than the average company included in the Standard & Poor's 500 Composite Index (the "S&P 500 Index"). This method of investing is based upon the premise that growth in a company's earnings will eventually translate into growth in the price of its stock.

To the extent that the Fund is not invested in equity securities, the Fund may invest in the following fixed income securities for cash management purposes: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); corporate bonds and debentures rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase, except that as part of its investment strategy, the Fund may invest up to 5% of its total assets in lower rated bonds, commonly referred to as "junk bonds," rated B or higher by an NRSRO or determined to be of comparable quality by the Advisor; mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables that are rated in one of the top two rating categories by an NRSRO. The Fund may also employ certain hedging and risk management techniques, including the purchase and sale of exchange-listed and over-the-counter ("OTC") options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities and other financial indices. The Fund may write options and invest in futures only on a covered basis.

THE EQUITY VALUE FUND
The investment objective of this Fund is growth of both capital and income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase.

THE EQUITY INCOME FUND
The investment objective of this Fund is growth of capital consistent with an emphasis on current income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.

THE MID CAP FUND
The investment objective of this Fund is growth of both capital and income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs that, in the Advisor's opinion, are significantly undervalued relative to their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of mid cap issuers (i.e., companies with market capitalizations ranging between $700 million and $7 billion at the time of purchase). The Fund may also invest in equity securities of small cap issuers (i.e., companies with market capitalizations between $100 million and $700 million at the time of purchase).


The Advisor will attempt to maintain a highly diversified portfolio in order to reduce the risks associated with investments in smaller capitalization companies which may be subject to greater volatility


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                                                                              15

--------------------------------------------------------------------------------


than investments in companies with larger capitalizations.


THE BALANCED FUND
The investment objective of this Fund is growth of capital consistent with current income.

The Fund seeks to achieve growth of capital and current income by investing in a balanced portfolio of equity securities, fixed income securities and money market securities. The actual blend will vary according to market and economic conditions. However, under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. This investment policy may be changed by the Trust's Board of Trustees (the "Trustees") at any time; however, Shareholders will be notified of any such change in advance.

The Fund may invest in the following equity securities: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.


The Fund may invest in the following fixed income securities: (i) U.S. Government Securities; (ii) corporate bonds and debentures rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; (iii) mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (iv) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories by an NRSRO. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings.


The Fund may invest in the money market securities described in the "Description of Permitted Investments."

GENERAL INVESTMENT POLICIES--EQUITY AND BALANCED FUNDS

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Equity and Balanced Fund may invest up to 100% of its assets in the money market securities described in the "Description of Permitted Investments" and may hold cash for liquidity purposes. To the extent an Equity or Balanced Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.


Each of the Equity Value, Equity Income, Mid Cap and Balanced Funds seeks to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Equity and Balanced Funds may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.


In addition, each Equity and Balanced Fund reserves the right to engage in securities lending. The Equity and Balanced Funds will purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, each of these five Funds reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no present intention to do so.


RISK FACTORS--EQUITY AND BALANCED FUNDS

The value of the shares of the Equity and Balanced Funds will fluctuate due to the underlying securities in which these Funds invest. The market value of the convertible securities purchased by each Equity and Balanced Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Mid Cap Fund to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.



The market value of the Equity Growth and Balanced Funds' fixed income securities will fluctuate


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16
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                                                                  April 30, 1998



in response to interest rate changes and other factors. See "Risk Factors--Fixed Income Funds" above for a discussion of the risks associated with fixed income investments.



Each Equity and Balanced Fund's investments in securities of foreign issuers may subject that Fund to risks different than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards applicable in foreign countries, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on an Equity or Balanced Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.





The Equity Growth Fund may invest in lower rated bonds, which are commonly referred to as "junk bonds." These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds. The debt securities purchased by the Fund will be rated at least B by an NRSRO or determined to be of comparable quality by the Advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal.



The Equity Growth Fund may invest in options and futures. There are various risks associated with options and futures, including (i) that the success of a hedging strategy may depend on an ability to accurately predict movements in security prices, interest rates or currency exchange rates; (ii) there may be little correlation between the changes in a security's value and the price of futures or options; (iii) a related future or option may not be liquid; (iv) an exchange may impose trading restrictions or limitations; (v) government regulations may restrict trading in futures and options; and (vi) the possible lack of full participation in a rise in the market value of the underlying security.


RISK FACTORS--NON-DIVERSIFICATION

The New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds are non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and each therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. Each of the Funds intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting its investments so that, at the close of each quarter of the taxable year: (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer; and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.



PORTFOLIO TURNOVER RATE


It is anticipated that the long-term average annual portfolio turnover rate for each Fixed Income, Equity and Balanced Fund will not exceed 100%; however, there may be times that the Advisor will sell securities depending on market conditions and opportunities, and the portfolio turnover rate for each Fund may reach higher levels. Higher portfolio turnover may increase the distributions which a Fund is required to make to Shareholders and, therefore, lead to higher tax liability for Shareholders with taxable accounts. Higher levels of portfolio turnover will also lead to higher trading costs, which are reflected in each Funds' operating expenses. With respect to the Balanced Fund, portfolio turnover applies only to its investments in equity securities and non-money market, fixed income securities,


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                                                                              17

--------------------------------------------------------------------------------


which are calculated separately. The historical portfolio turnover rates for each Non-Money Market Fund are set forth in the Financial Highlights above.


INVESTMENT LIMITATIONS

Money Market Funds: The investment objective and the following investment limitations are fundamental policies of each Money Market Fund. In addition, it is a fundamental policy of each Money Market Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance any Fund will be able to do so. It is also a fundamental policy of the Tax-Exempt Money Market Fund to invest at least 80% of its assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

EACH MONEY MARKET FUND MAY NOT:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. See "Description of Permitted Investments -- Restraint on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax-exempt securities issued by governments or political subdivisions of governments.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.


The foregoing percentage limitations apply at the time of the purchase of a security.


It is a non-fundamental policy of each Money Market Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").


Additional investment limitations are set forth in the Statement of Additional Information.



Non-Money Market Funds: The investment objective and the following investment limitations are fundamental policies of each Non-Money Market Fund. In addition, it is a fundamental policy of the New Jersey and Pennsylvania Municipal Securities Funds to invest at least 80% of their respective total assets in municipal securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.


EACH NON-MONEY MARKET FUND MAY NOT:


1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds.


2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities or, with respect to the Fixed Income Funds only, to investments in tax-exempt securities issued by governments or political subdivisions of

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18

--------------------------------------------------------------------------------

                                                                  April 30, 1998


   governments. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) with respect to the Equity and Balanced Funds only, supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) with respect to the Equity and Balanced Funds only, governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.


The foregoing percentage limitations apply at the time of the purchase of a security.


It is a non-fundamental policy of each Non-Money Market Fund to invest no more than 15% of its net assets in illiquid securities (as defined below under "Description of Permitted Investments").


Additional investment limitations are set forth in the Statement of Additional Information.


THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.


Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.



Summit Bank is a wholly-owned subsidiary of Summit Bancorp, an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997.


Fixed Income Fund--Joseph Markovich is a Vice President of the Advisor and currently manages the Fixed Income Fund. Mr. Markovich has managed the Fixed Income Fund since January 1, 1997. Prior to January, 1997, Mr. Markovich managed the Fixed Income Common Trust Funds for Summit Bank. Mr. Markovich has had investment responsibility for equity and fixed income portfolios since joining Summit Bank in 1985.


Intermediate-Term Government Securities Fund--Frances M. Tendall is a Vice President and Regional Manager (Princeton) of the Advisor. Mrs. Tendall has managed the Intermediate-Term Government Securities Fund since its inception in April, 1992 and co-manages the U.S. Treasury Securities Money Market Fund. Mrs. Tendall joined Summit Bank in 1982.



New Jersey Municipal Securities and Tax-Exempt Money Market Funds--Charlene P. Palmer is a Vice President of the Advisor and has managed the New Jersey Municipal Securities Fund since its inception in May, 1992 and the Tax-Exempt Money Market Fund since June, 1996. Mrs. Palmer's experience has emphasized tax-exempt bonds. She joined Summit Bank in 1981.



Pennsylvania Municipal Securities and Mid Cap Funds--Randolph E. Lestyk is Vice President and Regional Manager (Pennsylvania) of the Advisor and has managed the Pennsylvania Municipal Securities Fund since its inception in May, 1993 and the Mid


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                                                                              19

--------------------------------------------------------------------------------


Cap Fund since January, 1996. Prior to joining Summit Bank in January 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.



Equity Growth and Mid Cap Funds--John Guarino is a Vice President and Regional Manager (Summit) of the Advisor and has managed the Equity Growth Fund since its inception in February, 1997 and co-managed the Fund with Chris Clark since July, 1997. Since February, 1997, he has also been a co-manager of the Mid Cap Fund. Mr. Guarino joined Summit Bank in 1985.



Mr. Clark is an investment portfolio manager with the Advisor and has co-managed the Equity Growth Fund since July, 1997. Mr. Clark joined Summit Bank in 1995 and prior to that was an investment portfolio manager with Merrill Lynch.



Equity Income and Mid Cap Funds--Richard H. Caro is a Vice President of the Advisor and has managed the Equity Income Fund since January, 1996. Since February, 1997, he has also been a co-manager of the Mid Cap Fund. Mr. Caro joined Summit Bank in 1993 and currently has responsibility for managing both equity and fixed income portfolios in the Investment Department.


Equity Value Fund--Fernando Garip is a Vice President and Regional Manager (Hackensack) of the Advisor and has managed the Equity Value Fund since January, 1996. Mr. Garip joined Summit Bank in 1982.

Balanced Fund--Edward Kasperavich is a Vice President of the Advisor and has managed the Balanced Fund since January, 1997. Mr. Kasperavich joined Summit Bank in 1985.


U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds--Judith Wolk is a Vice President of the Advisor and has managed the Pillar taxable money market funds since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience in money market instruments with a large regional bank.



The Advisor is entitled to a fee from each Fund, which is calculated daily and paid monthly at the annual rate of the respective Fund's average daily net assets as set forth in the following table. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of Class I Shares of each Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees each Fund paid to the Advisor (shown as a percentage of average daily net assets) for the fiscal year ended December 31, 1997.


                                            Maximum Total     Fees Received
                            Contractual   Operating Expense     In Fiscal
                                Fee       After Fee Waiver        1997
---------------------------------------------------------------------------

U.S. Treasury Securities
Money Market Fund               .35%             .65%              .35%
Prime Obligation Money
Market Fund                     .35%             .65%              .34%
Tax-Exempt Money Market
Fund                            .35%             .65%              .33%
Fixed Income Fund               .60%             .80%              .49%
New Jersey Municipal
Securities Fund                 .60%             .80%              .46%
Pennsylvania Municipal
Securities Fund                 .60%             .80%              .45%
Intermediate-Term
Government Securities Fund      .60%             .80%              .46%
Equity Growth Fund              .75%             .80%              .48%
Equity Value Fund               .75%             .80%              .49%
Equity Income Fund              .75%             .80%              .46%
Mid Cap Fund                    .75%             .80%              .46%
Balanced Fund                   .75%             .80%              .41%



Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.


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20
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                                                                  April 30, 1998


THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin St., Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT


Boston Financial Data Services, Two Heritage Drive, North Quincy, Massachusetts, 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares. No compensation is paid to the Distributor for distribution services for the Class I Shares of the Funds. Class I Shares of the Funds are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) individuals and institutions (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any qualified customer who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers").



The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives in the form of cash or other compensation, including merchandise, gifts and prizes, and payment of travel expenses, meals and lodging, to all dealers selling shares of the Funds. Such promotional incentives will be offered uniformly to all dealers and predicated upon the number of shares of the Trust's portfolios sold by the dealer.


PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are sold on a continuous basis and may be purchased on any day that the New York Stock Exchange is open for trading (a "Business Day"). However, with respect to the Money Market Funds, a "Business Day" does not include days when the Federal Reserve Bank is closed. Generally, (i) an investor in the Class I Shares of a Fund must pay for shares by federal funds and (ii) checks (including third party and credit card checks), credit cards and cash will not be accepted for payment of Class I Shares.

A purchase or redemption order for shares of a Fund will be executed at a per share price equal to the net asset value next determined after the appropriate order is effective.


The net asset value per Class I Share of a Fund is determined by dividing the total value of the Fund's investments and other assets that are allocated to its Class I Shares, less any liabilities that are allocated to its Class I Shares, by the Fund's total outstanding Class I Shares. The net asset value per share for a Money Market Fund is calculated as of the earlier of 3:00 p.m., Eastern time, or the regularly-scheduled close of normal trading on the New York Stock Exchange each Business Day based on the amortized cost method as described under "Determination of Net Asset Value" in the Statement of Additional Information. The purchase and redemption prices for


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                                                                              21

--------------------------------------------------------------------------------


each Money Market Fund is expected to remain constant at $1.00 per share. The net asset value per share of the Non-Money Market Funds is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) each Business Day. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security.


No certificates representing shares will be issued.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.


The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, a Fund or its Shareholders to accept such order. Qualified Customers should call the Transfer Agent for information regarding requirements for purchase and redemption orders.



In addition, the Trust has approved Authorized Broker-Dealers to act as the Funds' agent for the purposes of accepting purchase orders and redemption requests. The Funds will be deemed to have received a purchase order or a redemption request upon receipt of the order or request by an Authorized Broker-Dealer.



Money Market Funds: A purchase order for a Money Market Fund will be effective as of the Business Day received by the Distributor (or Authorized Broker-Dealer discussed below) if the Distributor (or Authorized Broker-Dealer) receives the order and payment in federal funds before the time the Fund calculates its net asset value (normally 3:00 p.m., Eastern time). All other purchase orders will be effective on the next Business Day. Purchased shares begin earning dividends on the Business Day the purchase order for those shares is effective. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.



For redemption orders received before the time the Fund calculates its net asset value (normally 3:00 p.m., Eastern time), payment will normally be made the same day by the transfer of federal funds. Otherwise, payment will be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.



Non-Money Market Funds: A purchase order for a Non-Money Market Fund will be effective as of the Business Day received by the Distributor (or Authorized Broker-Dealer) if the Distributor (or Authorized Broker-Dealer) receives the order and payment in federal funds before the time the Fund calculates its net asset value (normally 4:00 p.m., Eastern time). All other purchase orders accompanied by payment, except those of certain types of investors as described below, will be effective the next Business Day. Certain institutional investors and financial institutions, such as Summit Bank, that have entered into a settlement agreement with the Distributor, may make payment in federal funds for purchases of Non-Money Market Funds to the Distributor by 3:00 p.m., Eastern time, the Business Day following the effective date of the trade. A purchase order may be canceled if the Distributor does not receive federal funds before 3:00 p.m., Eastern time, the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.





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22
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--------------------------------------------------------------------------------

                                                                  April 30, 1998






Shareholders who desire to redeem shares of a Non-Money Market Fund must place their redemption orders prior to the time the Fund calculates its net asset value (normally 4:00 p.m., Eastern time), on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of a Fund next determined after the redemption order is effective. Otherwise, payment on redemption will be made by the next Business Day transfer of federal funds as promptly as possible and, in any event, within seven days after the redemption order is effective.


Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

PERFORMANCE

Computation of Yield

From time to time the Money Market Funds may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Money Market Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The Fixed Income Funds may also advertise yield and total return (described below). The yield of a Fixed Income Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the respective Fund's yield, assuming certain tax brackets for a Shareholder.

Computation of Total Return
Each of the Fixed Income, Equity and Balanced Funds may also advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.


A Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


funds on the basis of risk adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.


A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES


The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares. Capital gains distributions also will not qualify for the dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.


Certain securities purchased by the Funds (such as STRIPs, TRs, TIGRs and CATs defined under "Description of Permitted Investments--Derivatives"), are sold at original issue discount and thus generally do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor or Sub-Advisor would not have chosen to


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24

--------------------------------------------------------------------------------

                                                                  April 30, 1998



sell such securities and which may result in a taxable gain or loss.


Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than eighteen months, mid-term if the share has been held for more than twelve, but not more than eighteen months and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a loss from the sale or exchange of a capital asset held for more than twelve months to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.


Additional Considerations for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds
The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds will each distribute all of their net investment income (including net short-term capital gain) to their respective Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes, but may have collateral consequences.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a Shareholder in order to purchase or carry shares of the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

The Tax-Exempt Money Market Fund--Additional Considerations

The Tax-Exempt Money Market Fund does not expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses). To the extent that it does, however, it intends to distribute such gains to Shareholders. Distributions of net capital gains will not qualify for the dividends-received deduction for corporate shareholders and will be treated as long-term capital gain. See the Statement of Additional Information for information regarding a Shareholder's ability to receive foreign tax credits with respect to any such taxes.


New Jersey Tax Considerations
Investors of the New Jersey Municipal Securities Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ("Federal Securities") held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: 1) maintaining its registration as a registered investment company with the SEC; 2) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Securities or Federal Securities at the close of each quarter of the tax year; 3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures, forward contracts or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and 4) complying with certain continuing reporting requirements.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable. Gain on the disposition of shares is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

Pennsylvania Tax Considerations
For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Pennsylvania Municipal Securities Fund from its investments in Pennsylvania Municipal Securities or Federal Securities are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions paid by the Fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Securities and Federal Securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the Fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Securities and Federal

--------------------------------------------------------------------------------
26
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                                                                  April 30, 1998


Securities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock or franchise tax.


Shares purchased as an investment in the Pennsylvania Municipal Securities Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's investments consist of obligations which are themselves exempt from taxation in Pennsylvania.


The Fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the Fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the Fund's distributions will be subject to Pennsylvania Personal Income Tax.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust currently consists of the Institutional Select Money Market Fund, U.S. Treasury Securities Plus Money Market Fund and International Growth Fund. Shares of the portfolios are offered through up to four separate classes of Shares (Class A, B, I and S). All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.


Each Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

--------------------------------------------------------------------------------

The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Funds. From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.

Trustees of the Trust
The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights
Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting
The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries
Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends

Cash Sweep Shareholders automatically receive all income dividends and capital gain distributions in cash. All other Shareholders automatically receive all income dividends and capital gain distributions in additional Class I Shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Cash Sweep Shareholders should refer to the Trust's cash sweep prospectus for more information. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.


Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Money Market Funds: The net investment income (exclusive of capital gains) of each Money Market Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Money Market Funds on or about the first

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28
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                                                                  April 30, 1998


Business Day of the following month. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased begin earning dividends on the Business Day following the date of purchase, and accrue dividends through and including the effective date of redemption.


Equity and Balanced Funds: Substantially all of the net investment income (not including capital gain) of each Equity and Balanced Fund is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter.


Counsel and Independent Public Accountants
Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:


AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")--ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-

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backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.



CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.


DERIVATIVES--Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, interest-only ("IOs") and principal-only ("POs")), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.


EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover,

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                                                                  April 30, 1998


while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A Fund may enter into contracts for the purchase or sale of securities, including index contracts. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month. When a futures contract on securities is sold, a Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. A Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.


A Fund may also purchase and write options to buy or sell futures contracts. A Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.


When a Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, a Fund will segregate liquid assets and/or cash in an amount equal to its obligations under such contract. A Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.



Options and futures can be volatile investments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.


ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the net assets of a Money Market Fund or 15% of the net assets of a Non-Money Market Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted


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securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.


A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.


JUNK BONDS--Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.


MONEY MARKET SECURITIES--Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.


MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.


Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC



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                                                                  April 30, 1998

now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.


Collateralized Mortgage Obligations ("CMOs"): CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.


Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.


Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an


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IO, while the other class may receive all of the principal payments and is thus termed the PO. The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.


Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.


A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund pays a premium for purchasing put and call options. If price movements in the underlying securities are such that exercise of


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                                                                  April 30, 1998



the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.


A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.


Call options on securities or foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of liquid assets and/or cash in an amount equal to the amount the Fund would be required to pay upon exercise of the put.


A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.


All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing liquid assets and/or cash with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


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Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). Investments in second tier securities (second tier conduit securities for the Tax-Exempt Money Market Fund) are subject to the further constraint that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may hold more than 5% of its assets in the first tier securities of a single issuer for three business days. A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.


SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers

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                                                                  April 30, 1998


available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.


SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TAXABLE MUNICIPAL SECURITIES--Taxable Municipal Securities are municipal securities the interest on which is not exempt from federal income tax. Taxable Municipal Securities include "private activity bonds" that are issued by or on behalf of states or their political subdivisions to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of, and facilities for, charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots and low income housing. The payment of principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's operator to meet its financial obligations, and may be secured by a pledge of the financed real and/or personal property.


TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.



U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the

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issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid assets and/or cash in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.


--------------------------------------------------------------------------------
38

                                The Pillar Funds
                                 Class I Shares

                   U.S. Treasury Securities Money Market Fund
                       Prime Obligation Money Market Fund
                          Tax-Exempt Money Market Fund
                                Fixed Income Fund
                  Intermediate-Term Government Securities Fund
                      New Jersey Municipal Securities Fund
                     Pennsylvania Municipal Securities Fund
                               Equity Growth Fund
                                Equity Value Fund
                               Equity Income Fund
                                  Mid Cap Fund
                                  Balanced Fund


                                    Advisor:

                               [SUMMIT BANK LOGO]

                                  Distributor:
                        SEI Investments Distribution Co.
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782


PIL-F-022-02

                                     [LOGO]
                                The Pillar Funds
                           Your Investment Foundation

                                   PROSPECTUS

                              Class A and B Shares
                            International Growth Fund

                                 April 30, 1998

Table of Contents

Summary                                                       2

Expense Summary                                               4

Financial Highlights                                          8

The Trust                                                     9

Investment Objective and Policies                             9

Investment Limitations                                       12

The Advisor                                                  13

The Sub-Advisor                                              13

The Administrator                                            14

The Transfer Agent                                           14

The Shareholder Servicing Agent                              14

The Distributor                                              14

Purchase and Redemption of Shares                            15

Performance                                                  24

Taxes                                                        25

General Information                                          26

Description of Permitted Investments                         28





The Pillar Funds and Pillar are registered service marks of Summit Bank. Your Investment Foundation and the stylized "P" logo are service marks of Summit Bank. Reach Higher, Summit, Summit Bancorp and Summit Financial Services Group are registered service marks of Summit Bancorp. Summit Bank is a service mark of Summit Bancorp.

--------------------------------------------------------------------------------

                                                                  April 30, 1998


THE PILLAR FUNDS

CLASS A AND CLASS B SHARES

Investment Advisor:
SUMMIT BANK INVESTMENT MANAGEMENT DIVISION,
A DIVISION OF SUMMIT BANK


THE PILLAR FUNDS (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to shares of the following fund (the "Fund"):


                           O INTERNATIONAL GROWTH FUND





The Trust's Class A Shares and Class B Shares are offered to all persons. Persons who own Class A Shares or Class B Shares of the Fund are referred to herein as "Shareholders." This Prospectus offers Class A Shares and Class B Shares of the Fund. Class A Shares and Class B Shares differ with respect to the method of paying distribution costs through sales charges, and distribution and service fees.



    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION
    (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.



Amounts invested in the Fund are subject to investment risks, including possible loss of the principal amount invested.





This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing to the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 30, 1998




--------------------------------------------------------------------------------

Summary


The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about Class A Shares and Class B of the Trust's International Growth Fund (the "Fund").



WHAT IS THE INVESTMENT OBJECTIVE?





The Fund seeks long-term capital growth.



There is no assurance that the Fund will meet its investment objective. See "Investment Objective and Policies."


WHAT ARE THE PERMITTED INVESTMENTS?




The Fund may invest in equity securities of U.S. and non-U.S. issuers consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; (iv) American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"); and (v) foreign government debt securities. Because securities fluctuate in value, the shares of the Fund will also fluctuate in value. In addition, the value of shares of the Fund is subject to market and interest rate fluctuations that affect the value of its fixed income investments. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Fund may also invest in options, futures and currency transactions. The Fund's investments in securities of foreign issuers will subject the Fund to risks associated with foreign investments. See "Investment Objective and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."



Who are the Advisor and Sub-Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. Wellington Management Company, LLP serves as the sub-advisor (the "Sub-Advisor") to the Fund. See "The Advisor" and "The Sub-Advisor."


Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust.

Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."


Who is the Distributor? SEI Investments Distribution Co. acts as distributor (the "Distributor") of the Trust's shares. The Trust has adopted distribution plans (the "Plans") on behalf of the Class A Shares and Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Distributor."


How do I Purchase and Redeem Shares? Shares may be purchased and redeemed directly from the Trust's Distributor or through an investment professional of a securities broker or other financial institution, such as Summit Bank, that has entered into a selling agreement with the Trust or the Distributor.




The Trust has authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to accept purchase orders and redemption requests up to the times mentioned above on behalf of the Fund.



Purchases and redemptions of the Fund shares may be made through the Distributor or Authorized Broker-Dealer on any "Business Day." A "Business Day" for the Fund is any day that the New York Stock Exchange is open for trading. A purchase order will be effective as of the Business Day received by the Distributor or Authorized Broker-Dealer if the Distributor or Authorized Broker-Dealer receives the order and payment before the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time). The purchase price of Class A Shares of the Fund is the net asset value next determined after the purchase order is effective plus any applicable sales load. The purchase price of Class B Shares is the net asset value next determined after the purchase order is effective. Redemption orders must be placed before the Fund calculates its net


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

                                                                  April 30, 1998



asset value (normally, 4:00 p.m., Eastern time), on any Business Day for the order to be effective that day. All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, reduced by any applicable contingent deferred sales charge, for Class B Shares, and forcertain Class A Shares that were purchased without an initial sales load. See "Purchase and Redemption of Shares."



The Fund offers two classes of shares to the general public: Class A Shares and Class B Shares. Class A Shares of the Fund are offered at net asset value per share plus a maximum initial sales charge of 5.50%. Certain Class A Share purchases are subject to reduced or waived sales charges and certain Class A Share redemptions may be subject to a 1.00% contingent deferred sales charge.



Class B Shares of the Fund are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 5.50% of redemption proceeds during the first year, declining each year thereafter to 0% after the sixth year. Class B Shares pay annual distribution and service fees of 1.00% of their average daily net assets.


HOW ARE DIVIDENDS PAID?




Substantially all of the net investment income (exclusive of capital gains) of the Fund is declared and distributed annually in the form of dividends to Shareholders.



Any capital gains will be distributed at least annually. Dividends are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."


--------------------------------------------------------------------------------

Expense Summary




CLASS A SHARES


SHAREHOLDER TRANSACTION EXPENSES





                                                                  INTERNATIONAL
                                                                     GROWTH
                                                                      FUND
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases*
(as a percentage of offering price)                                   5.50%
aximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                   None
Maximum Contingent Deferred Sales Charge*
(as a percentage of original purchase price or redemption
proceeds, as applicable)                                              1.00%
Wire Redemption Fee                                                   $ 10
Exchange Fee                                                          None


* The percentage shown is the maximum initial sales load. In certain circumstances, shareholders may receive sales load waivers or reductions. Purchases of $1,000,000 or more are at net asset value and shares redeemed prior to 12 months from the date such shares were purchased are subject to a contingent deferred sales charge of 1.00%.


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                                  INTERNATIONAL
                                                                     GROWTH
                                                                      FUND
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1), (2)                             .80%
12b-1 Fees                                                            .25%
Other Expenses                                                        .70%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)                      1.75%
--------------------------------------------------------------------------------


(1) The Advisor and Sub-Advisor have agreed to voluntarily waive a portion of their fees in an amount that operates to limit Total Operating Expenses of Class A Shares of the Fund to not more than 1.75% of average daily net assets. The Advisor and Sub-Advisor each reserve the right to terminate their fee waivers at any time in their sole discretion.


(2) Absent fee waivers for the Fund, Advisory Fees would be 1.00%, and Total Operating Expenses would be 1.95% of the Fund's average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                                                                  April 30, 1998


EXAMPLE

An investor in a Fund would pay the following expenses on a $1,000 investment assuming: (1) imposition of the maximum sales load; (2) a 5% annual return; and
(3) redemption at the end of each time period:

---------------------------------------------------------------------------------------------------------------
                                                            1 YR.         3 YRS.         5 YRS.         10 YRS.
---------------------------------------------------------------------------------------------------------------
International Growth Fund..........................          $72           $107           $145           $250





THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE FUND. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."


The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for a waiver or reduction of sales charges. See "Purchase and Redemption of Shares."


Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. (the "NASD"). The Trust intends to operate the Class A distribution plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.


--------------------------------------------------------------------------------

Expense Summary



CLASS B SHARES

SHAREHOLDER TRANSACTION EXPENSES





                                                                   INTERNATIONAL
                                                                      GROWTH
                                                                       FUND
--------------------------------------------------------------------------------

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                                     None
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                     None
Maximum Contingent Deferred Sales Charge
(as a percentage of original purchase price or redemption
proceeds, as applicable)                                                5.50%
Wire Redemption Fee                                                     $ 10
Exchange Fee                                                            None


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                                   INTERNATIONAL
                                                                      GROWTH
                                                                       FUND
--------------------------------------------------------------------------------

Advisory Fees (after fee waivers)(1), (2)                              .80
12b-1/Shareholder Servicing Fees                                      1.00%
Other Expenses                                                         .70%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)                       2.50
--------------------------------------------------------------------------------

(1) The Advisor and Sub-Advisor have agreed to voluntarily waive a portion of their fees in an amount that operates to limit Total Operating Expenses of Class B Shares of the Fund to not more than 2.50% of average daily net assets. The Advisor and Sub-Advisor each reserve the right to terminate their fee waivers at any time in their sole discretion.

(2) Absent fee waivers for the Fund, Advisory Fees would be 1.00%, and Total Operating Expenses would be 2.70% of the Fund's average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

                                                                  April 30, 1998


EXAMPLE -- CLASS B SHARES

An investor would pay the following expenses on a $1,000 investment in a Fund assuming: (1) imposition of the maximum sales charge; (2) a 5% annual return; and (3) redemption at the end of each time period:


---------------------------------------------------------------------------------------------------------------
                                                            1 YR.         3 YRS.         5 YRS.         10 YRS.
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Assuming a complete redemption at end of period....          $80           $118           $153           $251
Assuming no redemptions............................          $25           $ 78           $133           $251






THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS B SHARES OF THE FUND. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."


The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, sales charges are reduced for longer-term investors. See "Purchase and Redemption of Shares."


Long-term Shareholders may pay more than the equivalent of the maximum sales charges otherwise permitted by the NASD Conduct Rules. The Trust intends to operate the Class B distribution plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.


--------------------------------------------------------------------------------

Financial Highlights

THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 6, 1998 on the Trust's financial statements as of December 31, 1997, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.


                                        Realized
                                          and                                                              Net      Ratio of
              Net Asset                Unrealized   Distributions                   Net Asset             Assets    Expenses
                Value        Net        Gains or      from Net      Distributions     Value      Total    End of       to
              Beginning   Investment   Losses on     Investment     from Capital     End of     Return    Period    Average
              of Period     Income     Securities      Income           Gains        Period       (+)     (000)    Net Assets
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
1997           $11.22       $ 0.05       $(0.04)       $(0.05)         $(0.85)       $10.33       0.00%    $655       1.75%
1996            10.73         0.09         1.06         (0.04)          (0.62)        11.22      10.88      788       1.75
1995(1)         10.00         0.01         0.75         (0.01)          (0.02)        10.73       7.64      621       1.75
CLASS B
1997(2)        $11.45       $(0.03)      $(0.23)       $(0.04)         $(0.85)       $10.30      (3.39)%*  $118       2.50%
-----------------------------------------------------------------------------------------------------------------------------

                            Ratio of      Ratio of
                            Expenses     Net Income
               Ratio of    to Average    to Average
              Net Income   Net Assets    Net Assets   Portfolio     Average
              to Average   (Excluding    (Excluding   Turnover     Commission
              Net Assets    Waivers)      Waivers)      Rate         Rate++
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
CLASS A
1997             0.70%        1.95%         0.50%       71.22%       $.0052
1996             0.70         1.98          0.47        67.03         .0051
1995(1)          0.45*        2.38*        (0.18)*      14.32           n/a
CLASS B
1997(2)         (0.60)%       2.70%        (0.80)%      71.22%       $.0052
--------------------------------------------------------------------------------



   *  Annualized.
 (+) Total Return does not reflect sales loads on Class A Shares. (++) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.
 (1) The International Growth Fund (Class A Shares) commenced operations on May 4, 1995. Ratios for this period have been annualized.
 (2) The International Growth Fund (Class B Shares) commenced operations on May 7, 1997. Ratios for this period have been annualized.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

                                                                  April 30, 1998

THE TRUST


The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in fifteen separate investment portfolios. The Trust offers shares of the portfolios in up to four separate classes of shares (Class A, Class B, Class I and Class S) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class A Shares and Class B Shares of the International Growth Fund (the "Fund"). The Fund is a non-diversified mutual fund. Information regarding the Trust's other portfolios and the Class I Shares of the Trust's Fund is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.



INVESTMENT OBJECTIVE AND POLICIES



The investment objective and policies of the Fund are described below. For additional information regarding risks and permitted investments of the Funds, see "Risk Factors," "General Investment Policies" and "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of the Fund will be met.





The investment objective of the Fund is long-term capital growth.



The Fund will normally invest at least 65% of its total assets in the following equity securities of non-U.S. issuers: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, EDRs, CDRs and GDRs ("Depositary Receipts"). The Fund will purchase equity securities, including Depositary Receipts, that are traded in the United States on registered exchanges or the over-the-counter market and securities traded on foreign exchanges. Furthermore, the Fund may purchase equity securities in a foreign or domestic issuer's public offerings, including an initial public offering (an "IPO"). The Fund may also invest up to 35% of its assets in foreign government debt securities and securities issued by supranational agencies when the Sub-Advisor believes that they are compatible with the Fund's investment objective. Such securities will be rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. As part of its investment in foreign government debt securities, the Fund may invest up to 10% of its assets in such foreign government debt securities that are rated BB (or Ba) or B by a nationally recognized statistical rating organization (an "NRSRO"), or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. In addition, the Fund may invest in money market instruments as defined in "General Investment Policies" below.


The Fund will invest in securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers from countries that are considered to be lesser-developed countries by the international financial community, but that have securities markets meeting acceptable standards of liquidity, financial disclosure, government regulation and protection of foreign investors, as determined by the Sub-Advisor. Normally, no more than 25% of the Fund's assets will be invested in such securities. The Fund may also invest up to 10% of its assets in closed-end investment companies that invest in the securities of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

issuers in a single country or region (commonly referred to as "country funds"). In addition, the Fund may invest in Brady Bonds. The Fund may invest in smaller, less well-established companies (i.e., companies with market capitalizations below $500 million) which may offer greater opportunities for capital appreciation than larger, better established companies. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers.


The Fund may engage in currency transactions for hedging purposes. Currency transactions include forward currency contracts, exchange-listed and over-the-counter ("OTC") currency futures contracts and options on futures contracts, exchange-listed and OTC options on currencies, and currency swaps. The Fund may also employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of exchange-listed and OTC options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities, and other financial indices. The Fund may write options and invest in futures only on a covered basis.


In seeking to achieve its investment objective of long-term capital growth, the Fund's investments will be selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential.

Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. In analyzing companies for investment, the Sub-Advisor looks for, among other things, above-average earnings growth, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and positive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the Sub-Advisor evaluates the economic and political environments of the countries in which the securities are traded.


GENERAL INVESTMENT POLICIES



For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market securities described in the "Description of Permitted Investments" and may hold cash for liquidity purposes. The money market securities the Fund may invest in may be denominated in foreign currencies or U.S. dollars and consist of short-term U.S. Government obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government and securities of foreign governments; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; short-term corporate securities rated in the highest short-term rating category by an NRSRO or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; Euro-currency instruments and securities; and repurchase agreements involving such securities. Furthermore, the Fund may hold cash in U.S. dollars, foreign currencies or multi-national currency units for liquidity purposes. To the extent the Fund is engaged in defensive investing, the Fund will not be pursuing its investment objective.





Securities purchased by the Fund may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.



In addition, the Fund reserves the right to engage in securities lending.



--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

                                                                  April 30, 1998



RISK FACTORS


The value of the Fund's shares will fluctuate due to the underlying securities in which it invests. The market value of the convertible securities purchased by the Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Fund to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.



The market value of the Fund's fixed income securities will fluctuate in response to interest rate changes and other factors.



The Fund's investments in securities of foreign issuers may subject the Fund to risks different than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards applicable in foreign countries, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.



Since the Fund may invest in foreign currency and securities denominated in foreign currency, changes in exchange rates between the U.S. dollar and foreign currencies affect the U.S. dollar value of the Fund's assets. Rates of exchange are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of foreign currency relative to the U.S. dollar. A decline in the value of foreign currency would adversely affect the value of the Fund in dollar terms. While the Fund may try to hedge its currency risk using currency transactions, there is no assurance that it will be successful.



The Fund may invest in lower rated bonds, which are commonly referred to as "junk bonds." These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds. The debt securities purchased by the Fund will be rated at least B by an NRSRO or determined to be of comparable quality by the Advisor or Sub-Advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal.



The Fund may invest in options and futures. There are various risks associated with options and futures, including (i) the success of a hedging strategy may depend on an ability to accurately predict movements in security prices, interest rates or currency exchange rates; (ii) there may be little correlation between the changes in a security's value and the price of futures or options;
(iii) a related future or option may not be


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

liquid; (iv) an exchange may impose trading restrictions or limitations;
(v) government regulations may restrict trading in futures and options; and (vi) the possible lack of full participation in a rise in the market value of the underlying security.


In addition, the Fund may invest in equity securities by participating in an issuer's IPO. Such investments have special risks associated with them. There is often a high volume of trading in IPO securities, which can result in greater price volatility. Companies offering such securities may not have operated previously as a public company, and their share price may experience significant volatility as the marketplace reacts to their financial results. Furthermore, some IPO issuers have not conducted operations for a significant period of time, and may not have developed a management structure sufficient to cope with the pressures of running a public company.



RISK FACTORS--NON DIVERSIFICATION


The Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting its investments so that, at the close of each quarter of the taxable year: (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer; and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.





INVESTMENT LIMITATIONS



The investment objective and the following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.





THE FUND MAY NOT:




1. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.



2. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.



The foregoing percentage limitations apply at the time of the purchase of a security.


--------------------------------------------------------------------------------
12
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                                                                  April 30, 1998



It is a non-fundamental policy of the Fund to invest no more than 15% of its net assets in illiquid securities (as defined below under "Description of Permitted Investments").



Additional investment limitations are set forth in the Statement of Additional Information.


THE ADVISOR


Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.



Summit Bank is a wholly-owned subsidiary of Summit Bancorp, an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997.



The Advisor is entitled to a fee from the Fund, which is calculated daily and paid monthly at the annual rate of the Fund's average daily net assets as set forth in the following table. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of the Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees the Fund paid to the Advisor (shown as a percentage of average daily net assets) for the fiscal year ended December 31, 1997.


                                            Maximum Total     Fees Received
                            Contractual   Operating Expense   In Fiscal Year
                                Fee       After Fee Waiver         1997
----------------------------------------------------------------------------
                                          Class A   Class B
----------------------------------------------------------------------------
International Growth Fund      1.00%       1.75%     2.50%         .80%



Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .17% of the Fund's average daily net assets.


THE SUB-ADVISOR


Wellington Management Company, LLP ("WMC") serves as the investment sub-advisor to the Fund. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1997, WMC has discretionary investment authority with respect to approximately $174.5 billion of assets. WMC's predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. The principal address of WMC is 75 State Street, Boston, MA 02109. WMC is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



The Fund has been managed since its inception in May, 1995 by a committee composed of WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment



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                                                                              13

--------------------------------------------------------------------------------


professionals headed by Trond Skramstad, Senior Vice President and Partner of WMC.



The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of
 .60% of the average daily net assets of the Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may from time to time waive a portion of its fee in order to limit the operating expenses of Class A Shares and Class B Shares of the Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1997, the Advisor paid WMC a sub-advisory fee of .60% of the average daily net assets of the Fund.


THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.


The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Fund.


THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin Street, Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT


Boston Financial Data Services, Two Heritage Drive North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares.



The Class A Shares of the Fund are subject to a distribution plan dated February 28, 1992 ("Class A Plan"). As provided in the Distribution Agreement and the Class A Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of the Fund's Class A Shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.



The Board of Trustees of the Trust has approved and adopted a distribution plan dated February 20, 1997 for Class B Shares of the Fund (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class B Plan, the Distributor is entitled to receive from the Fund an annual distribution fee of
 .75% of the average daily net assets of the Fund's Class B

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

                                                                  April 30, 1998

Shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Additionally, the Class B Plan provides that Class B Shares are subject to a service fee at an annual rate of .25% of the average daily net assets of the Fund's Class B Shares. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.



Class A Shares and Class B Shares of the Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares of the Fund to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. The Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.



The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives in the form of cash or other compensation, including merchandise, gifts and prizes, and payment of travel expenses, meals and lodging, to all dealers selling shares of the Fund. Such promotional incentives will be offered uniformly to all dealers and predicated upon the number of shares of the Trust's portfolios sold by the dealer.


PURCHASE AND REDEMPTION OF SHARES

Alternative Sales Charge Options

You may purchase shares of the Fund at a price equal to its net asset value per share plus a sales charge which, at your election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or
(ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each class represents a portion of the Fund's interest in a portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class A Shares and Class B Shares bear different distribution and service fees resulting from their respective sales arrangements, (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B Shareholders may vote on any increase in distribution fees imposed on Class A Shares so long as Class B Shares convert into Class A Shares), (iii) only Class B Shares carry a conversion feature and (iv) each class has different exchange privileges.



As a result of each class's differing sales arrangements, Class A Shares are not subject to a shareholder service fee and are subject to a lower distribution fee than Class B Shares, and accordingly, Class A Shares pay higher dividends per share. The Trust adds front-end sales charges to the net asset value of Class A Shares of the Fund and, therefore, unless a sales charge waiver is available, an initial investment in Class A Shares will cost more per share than Class B Shares. Class A Shareholders therefore would own fewer shares than they would have owned if they had invested an identical sum in Class B Shares.



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                                                                              15

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Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Class A or Class B Shares.


How to Choose the Right Class of Shares
The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of investment. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge might consider Class B Shares. For more information about these sales arrangements, consult the Distributor or your investment professional who is a salesperson, financial planner, investment advisor or trust officer of an entity, other than the Distributor, that has entered into a selling agreement with the Trust or the Distributor ("Investment Professional"). Shares may only be exchanged for shares of the same class of another Pillar Fund. See "Exchanges."


Front-End Sales Charge--Class A

The public offering price of Class A Shares equals the net asset value of the shares plus any applicable initial sales charge. The sales charge as a percentage of an investment decreases as the amount invested reaches the succeeding levels set forth in the following tables. The table shows the initial sales charge on Class A Shares of the Fund to a "single purchaser" (defined below), the reallowance paid to dealers and the agency commission paid to brokers (collectively, the "commission"):




                                              Sales Charge    Reallowance and
                              Sales Charge        as a           Brokerage
                                  as a        Percentage of    Commission as
                             Percentage of     Net Amount      Percentage of
Amount of Purchase           Offering Price     Invested      Offering Price
-----------------------------------------------------------------------------
$0-49,999                        5.50%            5.82%            5.00%
$50,000-99,999                   4.75%            4.99%            4.25%
$100,000-249,999                 3.75%            3.90%            3.25%
$250,000-499,999                 2.75%            2.83%            2.50%
$500,000-999,999                 2.00%            2.04%            1.75%
$1,000,000 and above*            0.00%            0.00%            0.00%**

------------------
 * Purchases of $1,000,000 or more are at net asset value. However, a contingent deferred sales charge will be imposed on such investments in the event such shares are redeemed within 12 months from the date they were purchased. The contingent deferred sales charge will be imposed at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares and is payable to the Distributor. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed.

** There is no initial sales charge on purchases of $1,000,000 or more; however, the Distributor may pay a dealer concession and/or advance a service fee on such transactions.


The commissions shown in the table above apply to sales through financial institutions. From time to time, some financial institutions, including Summit Bank and its affiliates, may be reallowed up to the entire sales charge imposed on the purchase of Class A Shares. Firms that receive a reallowance of the entire sales charge may be considered underwriters for purposes of federal securities laws. Commission rates may vary among the Trust's portfolios.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund. Such promotional incentives will be predicated upon the amount of shares of the Fund sold by the dealer. The amount of the entire sales charge will be paid to financial institutions. Financial institutions that receive more than 90% of the sales charge may be considered "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.


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16
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                                                                  April 30, 1998


SALES CHARGE REDUCTIONS FOR PURCHASES OF CLASS A SHARES

Right of Accumulation

A "single purchaser" (defined below) may benefit from the reduced sales charges set forth in the foregoing tables for current purchases by adding the amount of any current purchase with the market value of the Fund that the purchaser already owns. The calculation of the sales charge for the current purchase will be based on the combined amount. A single purchaser can also combine purchases of Class A Shares of different portfolios of the Trust ("Funds") if those Funds are subject to a sales charge.


The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Funds for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must identify eligible accounts at the time of purchase and provide the account number(s) of the investor and, if applicable, the investor and spouse, their minor children, as well as the ages of such children. The Trust may amend or terminate this right of accumulation at any time prior to subsequent purchases.

Letter of Intent
A single purchaser may obtain a reduced sales charge by means of a written Letter of Intent (a "Letter") that expresses the investor's intention to invest a specified amount within a 13-month period, which if invested at one time, would qualify for a reduced sales charge.

A Letter is not a binding obligation upon the investor to purchase the full amount indicated. An investor must invest, or have already invested, at least $1,000 in Class A Shares of each applicable Fund when the Letter is submitted. Only those Funds which are subject to a sales charge are eligible to be counted towards the amount indicated in the Letter. Five percent of the shares purchased under a Letter will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge that would have been applicable to the shares actually purchased if the investor fails to purchase the amount indicated in the Letter. In such a case, escrowed shares will be involuntarily redeemed to pay any additional sales charge. When the full amount indicated in the Letter has been purchased, the escrowed shares will be released. A Letter may include purchases of shares made within 90 days prior to the date the investor signs the Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase.

Waiver of Class A Sales Charges

No sales charge is imposed on Class A Shares of the Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales arrangement with the Distributor, for their own account or for retirement plans for their employees; (iii) sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iv) sold to present or retired employees of Summit Bancorp, or one of its affiliates, and/or the spouses of such employees; (v) sold to present employees of any entity that is a current service provider to the Trust;
(vi) sold to any qualified customer who has entered into an agreement with Summit Bank, its affiliates or correspondent banks; (vii) sold to present or retired Trustees of the Trust and their immediate families; (viii) sold to present or retired Directors of Summit Bancorp or its affiliates, and their immediate families; (ix) sold to beneficial owners of Class I Shares whose interests are converted into Class A Shares; or (x) purchased within 90 days of a redemption of Class A Shares of a non-money market fund of the Trust (only to the amount of


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                                                                              17

--------------------------------------------------------------------------------


such redemption sold to 401(k) plans that have entered into service arrangements with Summit Bank, its affiliates or correspondent banks).


Deferred Sales Charges--Class B




Class B Shares are offered at their net asset value per share. If you sell shares within six years of purchase, a contingent deferred sales charge (a "CDSC") is assessed at the rates set forth below. The CDSC is assessed on the lesser of the current market value or the initial purchase price of the shares being redeemed. As a result, no sales charge will be imposed on increases in the net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.


                CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
                       OF DOLLAR AMOUNT SUBJECT TO CHARGE

                   Years Since Purchase           CDSC
                   -------------------------------------------
                             1                   5.50%
                             2                   5.00%
                             3                   4.00%
                             4                   3.00%
                             5                   2.00%
                             6                   1.00%
                             7                   0.00%
                             8                   0.00%


Aging Schedule
In determining whether a particular redemption is subject to a CDSC, it is assumed that Class B Shares are redeemed in the following order: (i) shares held for over six years or shares acquired through reinvested dividends or capital gain distributions and (ii) shares held longest during the six year period. This method should result in the lowest possible sales charge.

Purchases will age based on the trade date of purchase. For example, a purchase made on January 5 will be one year old on January 5 of the following year.

Waivers of Class B Sales Charges

The CDSC is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a Shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a Shareholder who has attained the age of 70 1/2. In addition, Shareholders who automatically reinvest their dividends and distributions may redeem up to 10% of the value of their shares each year without imposition of the CDSC. A Shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption that the Shareholder is eligible for these waivers.


The CDSC is also waived on redemptions of shares held by Trustees, employees and sales representatives of the Trust, the Distributor, or affiliates of the Trust or the Distributor, and their immediate family members; employees of any financial institution that sells shares of the Trust pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Also, no CDSC will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or any other financial institution, to the extent that no payments were advanced for purchases made through such entities.

Additionally, shareholders of any mutual fund not affiliated with the Trust who have paid a sales charge in that mutual fund may purchase Class B Shares of the Trust, in an amount equal to the proceeds of the redemption of such unaffiliated shares, by submitting such proceeds to the Distributor together with evidence of the payment of a sales charge and the source of such proceeds. Purchases must take place within 30 days of the redemption of the unaffiliated shares. Class B Shares issued pursuant to this offer will not be subject to a CDSC.

Automatic Conversion of Class B Shares

Class B Shares of the Fund will automatically convert into Class A Shares without a sales charge after eight years from the acquisition of the Class B Shares. The


--------------------------------------------------------------------------------
18
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--------------------------------------------------------------------------------

                                                                  April 30, 1998



conversion will take place at the respective net asset values of each of the classes. At that time the Shares will no longer be subject to the higher distribution and service fees. When Class B Shares of the Fund convert, any other Class B Shares that were acquired by the reinvestment of dividends and distributions attributable to such Shares will also convert into Class A Shares. Conversions are not taxable events to Shareholders.


How to Purchase Shares

Shares may be purchased directly from the Fund's Distributor or through an investment professional of a securities broker or other financial institution, such as Summit Bank, that has entered into a selling agreement with the Trust or the Distributor. Shares of the Fund are sold on a continuous basis and may be purchased on any business day that the New York Stock Exchange is open for trading (a "Business Day").



A purchase order for shares of the Fund will be executed at a per share price equal to the net asset value next determined after the purchase order is effective (plus any applicable sales charge in the case of Class A Shares of the Fund) (the "offering price").



The net asset value per share of each class of the Fund is determined by dividing the total value of its investments and other assets that are allocated to that class, less any liabilities that are allocated to that class, by the class's total outstanding shares. Although the methodology and procedures are identical, the net asset value per share of classes within the Fund may differ because of the classes' different distribution and shareholder service expenses. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order. Investment Strategy Account Agreement customers (Qualified Customers) should call the Transfer Agent for information regarding requirements for purchase and redemption orders.





A purchase order for the Fund will be effective as of the Business Day received by the Distributor (or Authorized Broker-Dealer discussed below) if the Distributor (or Authorized Broker-Dealer) receives the order and payment before the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time). All other purchase orders accompanied by payment, except those of certain types of investors as described below, will be effective the next Business Day. Certain institutional investors and financial institutions, such as Summit Bank, that have entered into a settlement agreement with the Distributor, may make payment in federal funds for purchases of the Fund to the Distributor by 12:00 noon, Eastern time, the Business Day following the effective date of the trade. A purchase order may be canceled if the Distributor does not receive federal funds before 12:00 noon, Eastern time, the next Business Day.



The net asset value per share of the Fund is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time), each Business Day. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security.


Purchases Through Investment Professionals

A customer who purchases shares of the Fund through an Investment Professional should contact that Investment Professional for information about purchasing shares. Investment Professionals may charge fees for their services that are in addition to, and unrelated to, the fees and expenses charged by the Fund. In addition, the Trust has approved Authorized Broker-Dealers to act as the Fund's agent for the purposes of accepting purchase orders. The Fund will be deemed to have received a purchase order upon receipt of the order by an Authorized Broker-Dealer. Other Investment Professionals may


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                                                                              19
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impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.


Investment Requirements

The minimum initial investment is $1,000; however, the minimum initial investment may be waived at the Distributor's discretion. All subsequent investments must be at least $100. For investments made through the Automatic Investment Plan, the minimum initial and subsequent investments must be at least $50. All purchases made by check must be in U. S. dollars and made payable to "The Pillar Funds," or in the case of a retirement account, to either the Custodian or the retirement plan trustee. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check or Automated Clearing House ("ACH") transfer, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 Business Days. If the check does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred.


No certificates representing shares will be issued. Customers must specify whether they intend to purchase Class A or Class B Shares at the time of investment. If a selection is not made, the investment will be made in Class A Shares.

INVESTING DIRECTLY

Investing by Mail

Investors may purchase shares of the Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) to:


                                The Pillar Funds
                                 P.O. Box 8523
                             Boston, MA 02266-8523

The following address may be used for overnight delivery:


                                The Pillar Funds
                       c/o Boston Financial Data Services
                               Two Heritage Drive
                          North Quincy, MA 02171-2144


Investors may obtain Account Application forms by calling the Distributor at 1-800-932-7782.

Investing by Telephone
Purchases may be made to an existing account by calling the Distributor at 1-800-932-7782. While telephone transaction privileges are automatic, Shareholders may specifically request that no telephone transactions be accepted for their account(s). This election may be made on the Account Application form at the time of purchase or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

By Wire: Shareholders must call the Distributor before wiring funds. Federal funds should be wired to:

   State Street Bank and Trust Company
   ABA #011000028
   For Credit To DDA Account #9905-150-0
   For Further Credit To Account # (insert account number, Shareholder name, and control number assigned by the Distributor)

The Trust does not impose a fee for purchase wire transactions, although the Shareholder's financial institution may charge a fee for this service.

Shares cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

Orders will not be executed until payment has been received by the Distributor.


By ACH: This service allows the purchase of additional shares through an electronic transfer of money from a checking or savings account. When an additional purchase is made by telephone, the Transfer Agent will automatically debit the pre-designated bank account for the desired amount. Shareholders may call


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20
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                                                                  April 30, 1998


1-800-932-7782 to request an Optional Services
Form to establish this option.


By Automatic Investment Plan: A Shareholder may also arrange for periodic additional investments in the Fund through automatic deductions by ACH transfer by completing an Optional Services Form. The minimum pre-authorized investment amount is $50 per month. Customers may call



1-800-932-7782 to request an Optional Services Form to establish an Automatic Investment Plan.



Any employee of Summit Bancorp or any of its affiliates who elects to participate in the Trust's Automatic Investment Plan for the purchase of Class A shares of any of the Trust's portfolios, excluding the money market funds, through an investment counselor of Summit Bank's Summit Financial Services Group will receive $50 worth of shares of the portfolio of the Trust selected by the investor. The offer is subject to the following additional conditions: (i) limited to one payment per household and to one payment in the case of joint accounts; (ii) Summit Bank must furnish to the Distributor the names and addresses of each purchaser; and (iii) the offer may be terminated (as to persons who have not yet purchased shares at the time of termination) at any time by the Distributor without prior notice. The Distributor will not be reimbursed by the Trust for any payment made pursuant to this offer.


Retirement Plans

The Fund may be used as part of a retirement portfolio. Investors can establish their account under one of several tax-sheltered plans. Investors should contact their Investment Professional or the Distributor at 1-800-932-7782 for details regarding an IRA or other retirement plan.


How to Exchange Shares
Each portfolio of the Trust, other than the U.S. Treasury Securities Plus Money Market Fund, (collectively, the "Eligible Funds") is eligible for exchange with any other Eligible Fund.


Class A Shares of an Eligible Fund may be exchanged only for Class A Shares of another Eligible Fund, usually without paying an additional sales charge. However, exchanges from Class A Shares of an Eligible Money Market Fund, which were purchased directly, to Class A Shares of an Eligible Non-Money Market Fund are made at net asset value plus the appropriate sales load for that Eligible Non-Money Market Fund.



Class B Shares of one Eligible Fund may be exchanged only for Class B Shares of another Eligible Fund. Exchanges are made at relative net asset value per share without the imposition at that time of a CDSC. For purposes of determining the "age" of exchanged shares, exchanges will be treated as a transaction involving a redemption of the original Eligible Fund followed by a purchase of the new Eligible Fund and shares will be exchanged in the same order as determined by the aging hierarchy above (See "Aging Schedule"). The aging of Class B Shares will continue uninterrupted regardless of an exchange.


If an exchange request is received in good order by the Transfer Agent by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss depending on the original cost of the shares exchanged.

To exchange shares, several conditions must be met:

1. After the exchange is complete, the Shareholder must have at least $1,000 (the minimum account balance) in the new Eligible Fund.

2. Shares of Eligible Funds can only be exchanged between accounts with identical registrations and tax identification numbers.

3. Shares in the original Eligible Fund must be held at least 10 Business Days before an exchange can be made. Shares can be exchanged on any Business Day.

4. Shares of the new Eligible Fund selected for exchange must be available for sale in the Shareholder's state of residence.

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                                                                              21
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5. Shareholders should have received the prospectus for the new Eligible Fund prior to initiating an exchange.


6. The prospectuses of both Eligible Funds involved in the exchange must offer the exchange privilege.

By Mail: An exchange will be honored by a written letter of request to the Transfer Agent if signed by all registered owners of the account.


By Telephone: Telephone exchange requests may be made by Shareholders either calling the Transfer Agent at 1-800-932-7782 or contacting their Investment Professional. See "Investing Directly--Investing by Telephone" above for a description of telephone transaction privileges.


Systematic Exchange Program

Shares of the Fund also may be exchanged through automatic monthly deductions from an investor's account for the same class of shares of the Trust. Under the Systematic Exchange Program, an investor initially purchases Class A or Class B Shares of the Prime Obligation Money Market Fund in an amount equal to the total amount of the investment the investor desires to make in the same class of shares of a different portfolio of the Trust. On a monthly basis, a specified dollar amount of the Prime Obligation Money Market Fund shares is exchanged for shares of the same class of a specified Eligible Fund. Exchange of Class A Shares will be subject to the applicable sales charge imposed by the Eligible Fund and, accordingly, it may be beneficial for an investor to execute a Letter in connection with a Class A Shares Systematic Exchange Program. Exchanges of Class B Shares are not subject to a CDSC. The Systematic Exchange Program of investing a fixed dollar amount at regular intervals over time in an Eligible Fund may have the effect of reducing the average cost per share of the shares of the Eligible Fund acquired. This effect may also be achieved through the Trust's Automatic Investment Plan, which is described in the applicable prospectuses. A Shareholder may apply for participation in the Systematic Exchange Program through the Distributor or his or her Investment Professional. Shares purchased through the Systematic Exchange Program are subject to the conditions listed under "How to Exchange Shares," however, such shares are not subject to the Trust's minimum investment limitations. Exchanges are considered taxable events for Shareholders. If a Shareholder redeems, rather than exchanges, Class B Shares of the Prime Obligation Money Market Fund, such shares will be subject to the applicable CDSC.


How to Redeem Shares
Shares may be redeemed on any Business Day directly from the Transfer Agent or through an Investment Professional. Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price less any applicable CDSC. In such cases, an investor may incur brokerage costs in converting such securities to cash.


When purchases are made by check or by ACH transfer, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 Business Days. Otherwise, payment to Shareholders for shares redeemed will be made as promptly as possible and, in any event, within seven days after the Transfer Agent receives the redemption request in good order. A Shareholder may request that the redemption proceeds are paid by check, by federal funds wire or by ACH transfer.



A redemption order for shares of the Fund will be executed at a price per share equal to the net asset value next determined after receipt of the redemption order by the Transfer Agent (minus any applicable CDSC).





A redemption order for the Fund will be effective as of the Business Day received by the Transfer Agent (or Authorized Broker-Dealer) if the Transfer Agent (or Authorized Broker-Dealer) receives the order before the Fund calculates its net asset value, (normally, 4:00 p.m., Eastern time). Requests received after the Fund calculates its net asset value, will be effective on the next Business Day.



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22
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                                                                  April 30, 1998

Redemptions Through Investment Professionals

Shareholders should contact their Investment Professional for information about redeeming shares of the Fund and any charges for services provided by the Investment Professional. In addition, the Trust has approved Authorized Broker-Dealers to act as the Fund's agent for the purposes of accepting redemption requests. The Fund will be deemed to have received a redemption request upon receipt of the request by an Authorized Broker-Dealer. Other Investment Professionals may impose an earlier cut-off for receipt of redemption orders directed through them to allow time for processing and transmittal of these orders to the Transfer Agent for effectiveness the same Business Day.



By Mail: Shareholders may redeem shares of the Fund by mailing a letter of instruction signed by all registered owners exactly as their names appear in the registration to:


                                The Pillar Funds
                                 P.O. Box 8523
                             Boston, MA 02266-8523

The following address may be used for overnight delivery:


                                The Pillar Funds
                       c/o Boston Financial Data Services
                               Two Heritage Drive
                          North Quincy, MA 02171-2144



A signature guarantee is required if any of the following conditions apply: (i) the redemption is for more than $10,000 worth of shares, (ii) the redemption check is payable to other than the Shareholder(s) of record, (iii) the redemption check is mailed to other than the Shareholder(s) address of record, or (iv) the redemption proceeds are to be forwarded by federal funds wire or ACH transfer to a financial institution not pre-designated on the account. A signature guarantee can be obtained from a commercial bank, a trust company, a member firm of a domestic stock exchange or a member of a securities transfer association medallion program. A signature guarantee cannot be provided by a notary public. A signature guarantee is designed to protect the Shareholders, the Trust and its agents from fraud.


To determine if any additional documentation may be required to consider a redemption request in good order, Shareholders should contact their Investment Professional or the Transfer Agent.

By Telephone: To redeem shares by telephone, Shareholders should call the Transfer Agent at 1-800-932-7782. See "Investing Directly--Investing by Telephone" above for a description of telephone transaction privileges. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

By Check: Shares may be redeemed by check to the address of record for most requests under $10,000. Requests received by the Transfer Agent by 4:00 p.m., Eastern time, will be processed that Business Day, and the check will be mailed the following Business Day. For more information, call the Transfer Agent at 1-800-932-7782.

By Wire: Shares may be redeemed by federal funds wire and sent to a pre-designated bank account. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option.


A wire will be sent the Business Day after the redemption request is effective.


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                                                                              23

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The Trust reserves the right to assess a wire redemption charge, currently
$10.00, for this transaction, which will be deducted from the redemption proceeds. The Shareholder's receiving financial institution may also impose a fee.

By ACH: Shares may be redeemed by ACH transfer and sent to a pre-designated financial institution account. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option. ACH transfers of redemption proceeds may take up to two Business Days to credit to the Shareholder's financial institution.

The Trust does not charge for ACH transfers, but the Shareholder's receiving financial institution may charge for this service.


By Systematic Withdrawal Plan: Shareholders with an account value of at least $2,000 may elect to receive automatic distributions of $50 or more by establishing a Systematic Withdrawal Plan. Distributions can be received either by check or ACH transfer on a monthly, quarterly, semi-annual or annual basis. To participate in a Systematic Withdrawal Plan, Shareholders must elect to have all dividends and distributions reinvested in additional shares.


Shareholders who have attained the age of 70 1/2 may want to establish a Systematic Withdrawal Plan as a convenient means to satisfy mandatory distribution requirements from a retirement plan.

It is not generally in the best interest of a Shareholder to participate in a Systematic Withdrawal Plan at the same time that he or she is purchasing additional Class A Shares if those purchases are subject to a sales load. In addition, it may not be in the best interest of a Class B Shareholder to participate in a Systematic Withdrawal Plan when Class B Shares are subject to a CDSC.

Shareholders may obtain an Optional Services Form to establish a Systematic Withdrawal Plan by calling the Transfer Agent at 1-800-932- 7782.



Minimum Balance Requirements

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem (with the exception of a retirement account) the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder has a value of less than $1,000, the minimum initial purchase amount. Before the Fund exercises its right to redeem such shares and sends the proceeds to the Shareholder, the Shareholder will be given 60 days' notice to reestablish the minimum balance. If the balance does not increase within 60 days, the account may be closed and the proceeds mailed to the address of record. Shares will be redeemed at the last calculated net asset value on the day the account is closed.


See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE



Computation of Total Return

The Fund may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance.



The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, net of any initial or contingent deferred sales charge, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.



The Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume

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24

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                                                                  April 30, 1998

investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk adjusted performance. The Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.



The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.


TAXES


The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.



Tax Status of the Fund


The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Code, so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


Tax Status of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares. Capital gains distributions also will not qualify for the dividends received deduction. The Fund will make annual reports to Shareholders of the federal income tax status of all distributions.



Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from the Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. The Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax-exempt in their particular states.


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                                                                              25

Certain securities purchased by the Fund (such as STRIPs, TRs, TIGRs and CATs, defined under "Description of Permitted Investments--Derivatives") are sold at original issue discount and thus generally do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor or Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.


The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.


The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than eighteen months, mid-term if the share has been held for more than twelve, but not more than eighteen months and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a loss from the sale or exchange of a capital asset held for more than twelve months to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



Income derived by the Fund from obligations of foreign issuers may be subject to foreign withholding taxes. See the Statement of Additional Information for information regarding a Shareholder's ability to receive foreign tax credits with respect to any such taxes.


GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated Sep-tember 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Fund, the Trust currently consists of the Institutional Select Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Equity Growth Fund, Equity Value Fund, Equity Income Fund, Balanced Fund, Intermediate-Term Government Securities Fund and Mid Cap Fund. Shares of the portfolios are offered through up to four separate classes of shares (Class A, B, I and S). All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.



The Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary


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26
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                                                                  April 30, 1998

expenses, brokerage costs, interest charges, taxes and organization expenses.



The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Fund. From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Fund, since portfolios that experience redemptions as a result of reallocations may have to sell portfolio securities and because portfolios that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Fund to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Fund.


Trustees of the Trust
The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.


Reporting
The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries
Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends

Cash Sweep Shareholders automatically receive all income dividends and capital gain distributions in cash. All other Shareholders automatically receive all income dividends and capital gain distributions in Class A Shares or Class B Shares, as appropriate, at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Cash Sweep Shareholders should refer to the Trust's cash sweep prospectus for more information. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.



Dividends and distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


The amount of dividends payable on Class A Shares and Class B Shares will be less than the dividends payable on Class I Shares because of the distribution expenses charged to Class A and Class B Shares.




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                                                                              27
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                                                                  April 30, 1998



Substantially all of the net investment income (not including capital gains) of the Fund is declared and distributed annually as a dividend to Shareholders of record.


Counsel and Independent Public Accountants
Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of certain permitted investments and associated risk factors for the Fund:


AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS
("EDRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")--ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.



BANKERS ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BRADY BONDS--Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other

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                                                                  April 30, 1998


entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.


DERIVATIVES--Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., Collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only class ("IOs") and principal-only ("POs")), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objective and Policies" for more information about any investment policies and limitations applicable to their use.



EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.



FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.



FORWARD CURRENCY CONTRACTS--The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts, along with futures contracts and option transactions, are considered to be derivative securities and may present special risks. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency


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                                                                              29
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                                                                  April 30, 1998



contracts when it determines that the best interest of the Fund will be served.


The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. When the Advisor or Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.


At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.



Generally, the Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If the Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.



To assure that the Fund's foreign currency contracts are not used for leverage, the net amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.



By entering into forward foreign currency contracts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the rise of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.



FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--The Fund may enter into contracts for the purchase or sale of securities, including index contracts or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract on securities or currency is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. The Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. The Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.



The Fund may also purchase and write options to buy or sell futures contracts. The Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.



When the Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities

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30
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                                                                  April 30, 1998

subject to the futures contract. In addition, the Fund will segregate liquid assets and/or cash in an amount equal to its obligations under such contract. The Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.



Options and futures can be volatile investments and involve certain risks.
If the Advisor or Sub-Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.



ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Not more than 15% of the net assets of the Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.



INVESTMENT COMPANIES--The Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.



The Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor or Sub-Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.



JUNK BONDS--Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.





MONEY MARKET SECURITIES--Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.



OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the

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                                                                              31
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--------------------------------------------------------------------------------


consideration for undertaking the obligations under the option contract.
The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.



The Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. The Fund pays a premium for purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.



The Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.



The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.



The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.



Call options on securities or foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of liquid assets and/or cash in an amount equal to the amount the Fund would be required to pay upon exercise of the put.



The Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. The Fund may choose to terminate an option position by entering into a closing transaction. The ability of the Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.



All options written on indices must be covered. When the Fund writes an option on an index, it will establish a segregated account containing liquid assets and/or cash with its custodian in an amount at least equal to the market value of the option and will

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32
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--------------------------------------------------------------------------------


maintain the account while the option is open or will otherwise cover the transaction.



Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.




SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.


SECURITIES LENDING--In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The Fund pays lending and other fees in connection with securities loans.



STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In

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                                                                  April 30, 1998

certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.





TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.



U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid assets and/or cash in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.


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34

                                The Pillar Funds
                              Class A and B Shares

                            International Growth Fund


                                    Advisor:

                               [SUMMIT BANK LOGO]

                                  Distributor:
                        SEI Investments Distribution Co.
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782



PIL-F-031-02

                                     [LOGO]
                                The Pillar Funds
                           Your Investment Foundation


                                   PROSPECTUS

                                 Class I Shares
                            International Growth Fund
                                 April 30, 1998

                               Table of Contents

Summary ...................................................................    2

Expense Summary ...........................................................    3

Financial Highlights ......................................................    4

The Trust .................................................................    5

Investment Objective and Policies .........................................    5

Investment Limitations ....................................................    8

The Advisor ...............................................................    8

The Sub-Advisor ...........................................................    9

The Administrator .........................................................    9

The Transfer Agent ........................................................    9

The Shareholder Servicing Agent ...........................................    9

The Distributor ...........................................................   10

Purchase and Redemption of Shares .........................................   10

Performance ...............................................................   11

Taxes .....................................................................   12

General Information .......................................................   13

Description of Permitted Investments ......................................   15


The Pillar Funds and Pillar are registered service marks of Summit Bank. Your Investment Foundation and the stylized "P" logo are service marks of Summit Bank. Reach Higher, Summit, Summit Bancorp and Summit Financial Services Group are registered service marks of Summit Bancorp. Summit Bank is a service mark of Summit Bancorp.

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                                                                  April 30, 1998



THE PILLAR FUNDS

CLASS I SHARES

Investment Advisor:
SUMMIT BANK INVESTMENT MANAGEMENT DIVISION,
A DIVISION OF SUMMIT BANK


THE PILLAR FUNDS (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Class I Shares of the following fund (the "Fund"):





                          O  INTERNATIONAL GROWTH FUND



The Trust's Class I Shares are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) any individual or institution (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity, if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any "qualified customer" who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers"). Persons who own Class I Shares of the Fund are referred to herein as "Shareholders."




|    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR          |
|    INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING            |
|    SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE        |
|    OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION         |
|    (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.         |



Amounts invested in the Fund are subject to investment risks, including possible loss of the principal amount invested.



This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing to the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




April 30, 1998





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary


The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class I Shares of the Trust's International Growth Fund (the "Fund").



WHAT IS THE INVESTMENT OBJECTIVE?

The Fund seeks long-term capital growth.



There is no assurance that the Fund will meet its investment objective. See "Investment Objective and Policies."


WHAT ARE THE PERMITTED INVESTMENTS?


The Fund may invest in equity securities of U.S. and non-U.S. issuers consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; (iv) American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"); and (v) foreign government debt securities. Because securities fluctuate in value, the shares of the Fund will also fluctuate in value. In addition, the value of shares of the Fund are subject to market and interest rate fluctuations that affect the value of its fixed income investments. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Fund may also invest in options, futures and currency transactions. The Fund's investments in securities of foreign issuers will subject the Fund to risks associated with foreign investments. See "Investment Objective and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."



Who are the Advisor and Sub-Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. Wellington Management Company, LLP serves as the sub-advisor (the "Sub-Advisor") to the Fund. See "The Advisor" and "The Sub-Advisor."


Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."


Who is the Distributor? SEI Investments Distribution Co. acts as distributor (the "Distributor") of the Trust's shares. See "The Distributor."


How do I Purchase and Redeem Shares?


Purchases and redemptions of the Fund's shares may be made through the Distributor on any "Business Day." A "Business Day" is any day that the New York Stock Exchange is open for trading. A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment in federal funds before the time the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time). Redemption orders must be placed prior to the time the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time), on any Business Day for the order to be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. The Trust has also authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to accept purchase orders and redemption requests up to the times mentioned above on behalf of the Fund. See "Purchase and Redemption of Shares."


HOW ARE DIVIDENDS PAID?


Substantially all of the net investment income (exclusive of capital gains) of the Fund is declared and distributed annually in the form of dividends to Shareholders.



Any capital gains will be distributed at least annually. Dividends are paid in additional shares, unless the Shareholder has elected to take the payments in cash. See "Dividends."


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

                                                                  April 30, 1998


Expense Summary


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)




                                                            INTERNATIONAL
                                                               GROWTH
                                                                FUND
-------------------------------------------------------------------------
      Advisory Fees (after fee waivers) (1),(2)                  .80%
      Other Expenses                                             .70%
-------------------------------------------------------------------------
      Total Operating Expenses (after fee
        waivers)(2)                                             1.50%
-------------------------------------------------------------------------



(1) The Advisor and Sub-Advisor have agreed to voluntarily waive a portion of their fees in an amount that operates to limit Total Operating Expenses of Class I Shares of the Fund to not more than 1.50% of average daily net assets. The Advisor and Sub-Advisor each reserve the right to terminate its fee waiver at any time in its sole discretion.


(2) Absent fee waivers for the Fund, the Advisory Fee would be 1.00%, and Total Operating Expenses would be 1.70% of the Fund's average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."





EXAMPLE



An investor in the Fund would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:



------------------------------------------------------------------------------
                                 1 YR.       3 YRS.       5 YRS.       10 YRS.
------------------------------------------------------------------------------

    International Growth Fund     $15         $47          $82          $179



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Financial Highlights

THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 6, 1998 on the Trust's financial statements as of December 31, 1997, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.


                                                 Realized
                                                   and
                       Net Asset                Unrealized   Distributions                   Net Asset
                         Value        Net        Gains or      from Net      Distributions     Value                Net Assets
                       Beginning   Investment   Losses on     Investment     from Capital     End of      Total    End of Period
                       of Period     Income     Securities      Income           Gains        Period     Return        (000)
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                    $11.23       $0.08        $(0.04)       $(0.08)         $(0.85)       $10.34       0.25%      $14,143
1996                     10.74        0.08          1.11         (0.08)          (0.62)        11.23      11.17        14,822
1995(1)                  10.00        0.03          0.75         (0.02)          (0.02)        10.74       7.81         9,990
--------------------------------------------------------------------------------------------------------------------------------

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets   Portfolio    Average
                        Average     to Average   (Excluding    (Excluding   Turnover    Commission
                       Net Assets   Net Assets    Waivers)      Waivers)      Rate        Rate+
------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------
CLASS I
1997                      1.50%        0.95%         1.69%        0.76%       71.22%      $.0052
1996                      1.50         0.85          1.73         0.62        67.03        .0051
1995(1)                   1.50         0.79          2.11         0.18        14.32          n/a
------------------------------------------------------------------------------------------------------------


(+) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

(1) Commenced operations on May 1, 1995. Ratios for this period have been annualized.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                                                                  April 30, 1998



THE TRUST


The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in fifteen separate investment portfolios. The Trust offers shares of each portfolio through up to four separate classes of shares (Class A, Class B, Class I and Class S) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class I Shares of the Trust's International Growth Fund (the "Fund"). The Fund is a non-diversified mutual fund. Information regarding the Trust's other portfolios and the Class A Shares and Class B Shares of the Fund is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.



INVESTMENT OBJECTIVE AND POLICIES



The investment objective and policies of the Fund are described below. For additional information regarding risks and permitted investments of the Fund, see "Risk Factors," "General Investment Policies" and "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of the Fund will be met.



The investment objective of the Fund is long-term capital growth.



The Fund will normally invest at least 65% of its total assets in the following equity securities of non-U.S. issuers: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, EDRs, CDRs and GDRs ("Depositary Receipts"). The Fund will purchase equity securities, including Depositary Receipts, that are traded in the United States on registered exchanges or the over-the-counter market and securities traded on foreign exchanges. Furthermore, the Fund may purchase equity securities in a foreign or domestic issuer's public offerings, including an initial public offering (an "IPO"). The Fund may also invest up to 35% of its assets in foreign government debt securities and securities issued by supranational agencies when the Sub-Advisor believes that they are compatible with the Fund's investment objective. Such securities will be rated investment grade or better, i.e., rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. As part of its investment in foreign government debt securities, the Fund may invest up to 10% of its assets in such foreign government debt securities that are rated BB (or Ba) or B by an NRSRO, or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. In addition, the Fund may invest in money market instruments as defined in "General Investment Policies" below.


The Fund will invest in securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers from countries that are considered to be lesser-developed countries by the international financial community, but that have securities markets meeting acceptable standards of liquidity, financial disclosure, government regulation and protection of foreign investors, as determined by the Sub-Advisor. Normally, no more than 25% of the Fund's assets will be invested in such securities. The Fund may also invest up to 10% of its assets in closed-end investment companies that invest in the securities of issuers in a single country or region (commonly referred to as "country funds"). In addition, the Fund may invest in Brady Bonds. The Fund may invest in smaller, less well-established companies
(i.e., companies with market capitalizations below $500 million) which may offer greater opportunities for capital appreciation than larger, better established companies. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may engage in currency transactions for hedging purposes. Currency transactions include forward currency contracts, exchange-listed and over-the-counter ("OTC") currency futures contracts and options on futures contracts, exchange-listed and OTC options on currencies, and currency swaps. The Fund may also employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of exchange-listed and OTC options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities, and other financial indices. The Fund may write options and invest in futures only on a covered basis.


In seeking to achieve its investment objective of long-term capital growth, the Fund's investments will be selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential.

Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. In analyzing companies for investment, the Sub-Advisor looks for, among other things, above-average earnings growth, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and positive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the Sub-Advisor evaluates the economic and political environments of the countries in which the securities are traded.


GENERAL INVESTMENT POLICIES


For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market securities described in the "Description of Permitted Investments" and may hold cash for liquidity purposes. The money market securities the Fund may invest in may be denominated in foreign currencies or U.S. dollars and consist of short-term U.S. Government obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government and securities of foreign governments; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; short-term corporate securities rated in the highest short-term rating category by an NRSRO or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; Euro-currency instruments and securities; and repurchase agreements involving such securities. Furthermore, the Fund may hold cash in U.S. dollars, foreign currencies or multi-national currency units for liquidity purposes. To the extent the Fund is engaged in defensive investing, the Fund will not be pursuing its investment objective.



Securities purchased by the Fund may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.



In addition, the Fund reserves the right to engage in securities lending.



RISK FACTORS



The value of the Fund's shares will fluctuate due to the underlying securities in which it invests. The market value of the convertible securities purchased by the Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Fund to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.



The market value of the Fund's fixed income securities will fluctuate in response to interest rate changes and other factors.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

                                                                  April 30, 1998




The Fund's investments in securities of foreign issuers may subject it to risks different than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards applicable in foreign countries, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.



Since the Fund may invest in foreign currency and securities denominated in foreign currency, changes in exchange rates between the U.S. dollar and foreign currencies affect the U.S. dollar value of the Fund's assets. Rates of exchange are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of foreign currency relative to the U.S. dollar. A decline in the value of foreign currency would adversely affect the value of the Fund in dollar terms. While the Fund may try to hedge its currency risk using currency transactions, there is no assurance that it will be successful.



The Fund may invest in lower rated bonds, which are commonly referred to as "junk bonds." These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds. The debt securities purchased by the Fund will be rated at least B by an NRSRO or determined to be of comparable quality by the Advisor or Sub-Advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal.



The Fund may invest in options and futures. There are various risks associated with options and futures, including (i) that the success of a hedging strategy may depend on an ability to accurately predict movements in security prices, interest rates or currency exchange rates; (ii) there may be little correlation between the changes in a security's value and the price of futures or options;
(iii) a related future or option may not be liquid; (iv) an exchange may impose trading restrictions or limitations; (v) government regulations may restrict trading in futures and options; and (vi) the possible lack of full participation in a rise in the market value of the underlying security.



In addition, the Fund may invest in equity securities by participating in an issuer's IPO. Such investments have special risks associated with them. There is often a high volume of trading in IPO securities, which can result in greater price volatility. Companies offering such securities may not have operated previously as a public company, and their share price may experience significant volatility as the marketplace reacts to their financial results. Furthermore, some IPO issuers have not conducted operations for a significant period of time, and may not have developed a management structure sufficient to cope with the pressures of running a public company.


RISK FACTORS--NON-DIVERSIFICATION

The Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Fund intends to satisfy the diversification requirements necessary to qualify as a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting its investments so that, at the close of each quarter of the taxable year: (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer; and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.





INVESTMENT LIMITATIONS


The investment objective and the following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.



THE FUND MAY NOT:



1. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.



2. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.



The foregoing percentage limitations apply at the time of the purchase of a security.



It is a non-fundamental policy of the Fund to invest no more than 15% of its net assets in illiquid securities (as defined below under "Description of Permitted Investments").



Additional investment limitations are set forth in the Statement of Additional Information.


THE ADVISOR


Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.



Summit Bank is a wholly-owned subsidiary of Summit Bancorp, an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997.



The Advisor is entitled to a fee from each Fund, which is calculated daily and paid monthly at the annual rate of the Fund's average daily net assets as set


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

                                                                  April 30, 1998


forth in the following table. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of Class I Shares of the Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees the Fund paid to the Advisor (shown as a percentage of average daily net assets) for the fiscal year ended December 31, 1997.



                                            Maximum Total     Fees Received
                            Contractual   Operating Expense     In Fiscal
                                Fee       After Fee Waiver      Year 1997
---------------------------------------------------------------------------
International Growth Fund      1.00%            1.50%              .80%



Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .17% of the Fund's average daily net assets.


THE SUB-ADVISOR


Wellington Management Company, LLP ("WMC") serves as the investment sub-advisor to the Fund. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1997, WMC has discretionary investment authority with respect to approximately $174.5 billion of assets. WMC's predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. The principal address of WMC is 75 State Street, Boston, MA 02109. WMC is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



The Fund has been managed since its inception in May, 1995 by a committee composed of WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President and Partner of WMC.



The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of the Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may, from time to time, waive a portion of its fee in order to limit the operating expenses of Class I Shares of the Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1997, the Advisor paid WMC a sub-advisory fee of .60% of the average daily net assets of the Fund.


THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.


The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Fund.


THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin St., Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT


Boston Financial Data Services, Two Heritage Drive, North Quincy, Massachusetts, 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares.


No compensation is paid to the Distributor for distribution services for the Class I Shares of the Fund. Class I Shares of the Fund are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) individuals and institutions (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any qualified customer who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers").


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives in the form of cash or other compensation, including merchandise, gifts and prizes, and payment of travel expenses, meals and lodging, to all dealers selling shares of the Fund. Such promotional incentives will be offered uniformly to all dealers and predicated upon the number of shares of the Trust's portfolios sold by the dealer.


PURCHASE AND REDEMPTION OF SHARES


Shares of the Fund are sold on a continuous basis and may be purchased on any day that the New York Stock Exchange is open for trading (a "Business Day"). Generally, (i) an investor in the Class I Shares of the Fund must pay for shares by federal funds and (ii) checks (including third party and credit card checks), credit cards and cash will not be accepted for payment of Class I Shares.



A purchase or redemption order for shares of the Fund will be executed at a per share price equal to the net asset value next determined after the appropriate order is effective.



The net asset value per Class I Share of the Fund is determined by dividing the total value of the Fund's investments and other assets that are allocated to its Class I Shares, less any liabilities that are allocated to its Class I Shares, by the Fund's total outstanding Class I Shares. The net asset value per share of the Fund is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time), each Business Day. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security.


No certificates representing shares will be issued.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order. Qualified Customers should call the Transfer Agent for information regarding requirements for purchase and redemption orders.




In addition, the Trust has authorized Authorized Broker-Dealers to act as the Fund's agent for the purposes of accepting purchase orders and redemption requests. The Fund will be deemed to have received a purchase order or

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                                                                  April 30, 1998


redemption request upon receipt of the order or request by an Authorized Broker-Dealer.



A purchase order for the Fund will be effective as of the Business Day received by the Distributor (or Authorized Broker-Dealer) if the Distributor (or Authorized Broker-Dealer) receives the order and payment in federal funds before the time the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time). All other purchase orders accompanied by payment, except those of certain types of investors as described below, will be effective the next Business Day. Certain institutional investors and financial institutions, such as Summit Bank, that have entered into a settlement agreement with the Distributor, may make payment in federal funds for purchases of the Fund to the Distributor by 3:00 p.m., Eastern time, the Business Day following the effective date of the trade. A purchase order may be canceled if the Distributor does not receive federal funds before 12:00 noon, Eastern time, the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.



Shareholders who desire to redeem shares of the Fund must place their redemption orders prior to the time the Fund calculates its net asset value (normally 4:00 p.m., Eastern time), on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Otherwise, payment on redemption will be made by the next Business Day transfer of federal funds as promptly as possible and, in any event, within seven days after the redemption order is effective.



The Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


PERFORMANCE



Computation of Total Return

The Fund may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance.



The total return of the Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.



The Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk adjusted performance. The Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.



The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

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                                                                              11

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TAXES


The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.



Tax Status of the Fund


The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


Tax Status of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares. Capital gains distributions also will not qualify for the dividends-received deduction. The Fund will make annual reports to Shareholders of the federal income tax status of all distributions.



Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from the Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. The Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax-exempt in their particular states.



Certain securities purchased by the Fund (such as STRIPs, TRs, TIGRs and CATs defined under "Description of Permitted Investments--Derivatives"), are sold at original issue discount and thus generally do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor or Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.



Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.



The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.


The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than eighteen months, mid-term if the share has been held for more than twelve,

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12

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                                                                  April 30, 1998


but not more than eighteen months and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss from the sale or exchange of a capital asset held for more than twelve months to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



Income derived by the Fund from obligations of foreign issuers may be subject to foreign withholding taxes. See the Statement of Additional Information for information regarding a Shareholder's ability to receive foreign tax credits with respect to any such taxes.


GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Fund, the Trust currently consists of the U.S. Treasury Securities Plus Money Market Fund, Institutional Select Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, Equity Growth Fund, Equity Value Fund, Equity Income Fund, Mid Cap Fund and Balanced Fund. Shares of the portfolios are offered through up to four separate classes of shares (Class A, B, I and S). All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.



The Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.


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                                                                              13
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The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Fund. From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Fund, since portfolios that experience redemptions as a result of reallocations may have to sell portfolio securities and because portfolios that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Fund to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Fund.


Trustees of the Trust
The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.


Reporting
The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries
Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends

Cash Sweep Shareholders automatically receive all income dividends and capital gain distributions in cash. All other shareholders automatically receive all income dividends and capital gain distributions in additional Class I Shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Cash Sweep Shareholders should refer to the Trust's cash sweep prospectus for more information. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.



Dividends and distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.



The amount of dividends payable on Class I will be more than the dividends payable on Class A and Class B Shares because of the distribution expenses charged to Class A and Class B Shares.



Substantially all of the net investment income (not including capital gain) of the Fund is declared and distributed annually as a dividend to Shareholders of record.


Counsel and Independent Public Accountants
Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

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                                                                  April 30, 1998



DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of certain permitted investments and associated risk factors for the Fund:



AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")--ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non- U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


BANKERS ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BRADY BONDS--Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.
Maturities on these issues vary from a few to 270 days.
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                                                                              15
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CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.


DERIVATIVES--Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only class ("IOs") and principal-only ("POs")), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objective and Policies" for more information about any investment policies and limitations applicable to their use.



EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.



FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.



FORWARD CURRENCY CONTRACTS--The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts, along with futures contracts and option transactions, are considered to be derivative securities and may present special risks. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interest of the Fund will be served.


The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. When the Advisor or Sub-Advisor believes that the currency of a particular country may suffer a
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                                                                  April 30, 1998



significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.


At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. Generally, the Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If the Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.



To assure that the Fund's foreign currency contracts are not used for leverage, the net amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.



By entering into forward foreign currency contracts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.



FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--The Fund may enter into contracts for the purchase or sale of securities, including index contracts or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract on securities or currency is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. The Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. The Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.



The Fund may also purchase and write options to buy or sell futures contracts. The Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.



When the Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, the Fund will segregate liquid assets and/or cash

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                                                                              17
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in an amount equal to its obligations under such contract. The Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.



Options and futures can be volatile investments and involve certain risks. If the Advisor or Sub-Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.



ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Not more than 15% of the net assets of the Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.



INVESTMENT COMPANIES--The Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.



The Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor or Sub-Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.



JUNK BONDS--Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.






OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

                                                                  April 30, 1998


contract on the same security with the same exercise price and expiration date as the option contract originally opened.

The Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. The Fund pays a premium for purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.



The Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.



The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.


The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Call options on securities or foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of liquid assets and/or cash in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

The Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. The Fund may choose to terminate an option position by entering into a closing transaction. The ability of the Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.



All options written on indices must be covered. When the Fund writes an option on an index, it will establish a segregated account containing liquid assets and/or cash with its custodian in an amount at least equal to the market value


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.


SECURITIES LENDING--In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The Fund pays lending and other fees in connection with securities loans.



STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

                                                                  April 30, 1998


security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.



TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.



U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid assets and/or cash in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.


--------------------------------------------------------------------------------
                                                                              21

                                The Pillar Funds
                                 Class I Shares

                            International Growth Fund
                                    Advisor:

                                  Distributor:
                         SEI Investments Distribution Co.
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782
PIL-F-022-02

--------------------------------------------------------------------------------

                                                                  April 30, 1998


THE PILLAR FUNDS


                        Summit Asset Management Account

                          RETAIL CASH SWEEP PROSPECTUS


    o U.S. TREASURY SECURITIES MONEY MARKET FUND (CLASS A SHARES)
    o PRIME OBLIGATION MONEY MARKET FUND (CLASS S SHARES)
    o TAX-EXEMPT MONEY MARKET FUND (CLASS A SHARES)

Investment Advisor:
SUMMIT BANK INVESTMENT MANAGEMENT DIVISION,
A DIVISION OF SUMMIT BANK

THE PILLAR FUNDS (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the cash sweep program of Summit Bank (the "Cash Sweep Program") under which investors may select shares of the funds listed above (each, a "Fund," and collectively, the "Funds").


The Trust's Class A Shares are offered to all persons, except that Class A Shares of the Prime Obligation Money Market Fund are not offered through the Cash Sweep Program, and the Prime Obligation Money Market Fund's Class S Shares are offered only to cash sweep customers of Summit Bank. This Prospectus offers Class A Shares of the U.S. Treasury Securities Money Market and Tax-Exempt Money Market Funds and Class S Shares of the Prime Obligation Money Market Fund. Class A Shares and Class S Shares differ with respect to distribution fees. Persons who own shares of a Fund are referred to herein as "Shareholders." This Prospectus does not contain information regarding the procedures for purchasing and redeeming Class A Shares for those investors who are not cash sweep customers of Summit Bank. For a prospectus containing such information, please call the phone number shown below.


|    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR        |
|    INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING           |
|    SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE       |
|    OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION        |
|    (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.        |
|    Amounts invested in the Funds are subject to investment           |
|    risks, including possible loss of the principal amount            |
|    invested.                                                         |
|    An investment in any of the Funds is neither insured nor          |
|    guaranteed by the U.S. Government and there can be no             |
|    assurance that a Fund will be able to maintain a stable net       |
|    asset value of $1.00 per share.                                   |



This Prospectus sets forth concisely the information about the Trust that a prospective investor in the Cash Sweep Program should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing to the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 30, 1998

--------------------------------------------------------------------------------

SUMMARY


The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about Class A Shares of the Trust's U.S. Treasury Securities Money Market Fund and Tax-Exempt Money Market Fund and Class S Shares of the Prime Obligation Money Market Fund (collectively, the "Funds").


What are the Investment Objectives? Each Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Tax-Exempt Money Market Fund also seeks to provide current income that is exempt from federal income tax. There can be no assurance that a Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis or that a Fund will meet its investment objective. See "Investment Objectives and Policies."

What are the Permitted Investments? The U.S. Treasury Securities Money Market Fund invests exclusively in short-term U.S. Treasury obligations. The Prime Obligation Money Market Fund invests in short-term, U.S. dollar denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. The Tax-Exempt Money Market Fund invests in short-term, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. See "Investment Objectives and Policies."

Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."

Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."

Who is the Distributor? SEI Investments Distribution Co. acts as distributor (the "Distributor") of the Trust's shares. The Trust has adopted distribution plans (the "Plans") on behalf of the Class A Shares and Class S Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Distributor."

How do I Purchase and Redeem Shares? Class A Shares of the U.S. Treasury Securities Money Market Fund and Tax-Exempt Money Market Fund and Class S Shares of the Prime Obligation Money Market Fund may be purchased for shareholders who are cash sweep customers of Summit Bank ("Cash Sweep Shareholders"). Cash Sweep Shareholders should be aware that (i) they can purchase Class A Shares of the Prime Obligation Money Market Fund directly, however, such Class A Shares will not be part of the Cash Sweep Program and (ii) such Class A Shares have lower Total Operating Expenses than Class S Shares. For a prospectus containing information about purchases and redemptions of Class A Shares for investors who are not Cash Sweep Shareholders, please call 1-800-932-7782.





A purchase order for a Fund will be effective as of the "Business Day" received by the Distributor (or an Authorized Broker-Dealer) if the Distributor (or an Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day. A "Business Day" is any day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open. A redemption order for a Fund will be effective as of the Business Day received if such order is received before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day and the proceeds are to be sent in federal funds. Purchases and redemptions on behalf of Cash Sweep Shareholders will be made in accordance with their cash sweep agreement with Summit Bank. Please call Summit Bank at 1-888-8SUMMIT for more information about cash sweep accounts. See "Purchase and Redemption of Shares."



How are Dividends Paid? The net investment income (exclusive of capital gains) of each Fund is determined and declared on each Business Day as a dividend for Shareholders as of the close of business on that day. Any capital gains will be distributed at least annually. Dividends are paid to Cash Sweep Shareholders in cash. Dividends are paid to all other Shareholders in additional shares, unless the Shareholder has elected to take the payment in cash. See "Dividends."

--------------------------------------------------------------------------------

                                                                  April 30, 1998


EXPENSE SUMMARY


U.S. TREASURY SECURITIES MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND

Class A Shares

SHAREHOLDER TRANSACTION EXPENSES

                                                                         Class A
--------------------------------------------------------------------------------

     Maximum Sales Load Imposed on Purchases                                None
       (as a percentage of offering price)
     Maximum Sales Load Imposed on Reinvested Dividends                     None
       (as a percentage of offering price)
     Maximum Contingent Deferred Sales Charge                               None
       (as a percentage of original purchase price or
        redemption proceeds, as applicable)
     Exchange Fee                                                           None

--------------------------------------------------------------------------------



*This fee is not applicable to Cash Sweep Program.


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                             U.S. TREASURY
                                                              SECURITIES          TAX-EXEMPT
                                                             MONEY MARKET        MONEY MARKET
                                                                 FUND                FUND
---------------------------------------------------------------------------------------------
     Advisory Fees (after fee waivers)(1), (2)                   .35%                .33%
     12b-1/Fees                                                  .25%                .25%
     Other Expenses                                              .30%                .32%
---------------------------------------------------------------------------------------------
     Total Operating Expenses (after fee waivers)(2)             .90%                .90%
---------------------------------------------------------------------------------------------



(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of each Fund to not more than .90% of average daily net assets of that Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.


(2) Absent a fee waiver for the U.S. Treasury Securities Money Market Fund and the Tax-Exempt Money Market Fund, the Advisory Fee would be .35% for each Fund and Total Operating Expenses would be .90% and .92% respectively, of each Fund's average daily net assets.


Example -- Class A Shares

An investor in the U.S. Treasury Securities Money Market Fund or Tax Exempt Money Market Fund would pay the following expenses on a $1,000 investment assuming: (1) a 5% annual return; and (2) redemption at the end of each time period:

----------------------------------------------------------------------------------------------------------
CLASS A SHARES                                         1 YR.         3 YRS.         5 YRS.         10 YRS.
----------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund              $9            $29            $50            $111
Tax Exempt Money Market Fund                            $9            $29            $50            $111
----------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE RESPECTIVE FUNDS. Summit Bank may impose fees on their customers for the Cash Sweep Program in addition to those described above. Additional information may be found under "The Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."

--------------------------------------------------------------------------------

EXPENSE SUMMARY

PRIME OBLIGATION MONEY MARKET FUND
Class S Shares

SHAREHOLDER TRANSACTION EXPENSES


                                                                         Class S
--------------------------------------------------------------------------------
     Maximum Sales Load Imposed on Purchases                                None
       (as a percentage of offering price)
     Maximum Sales Load Imposed on Reinvested Dividends                     None
       (as a percentage of offering price)
     Maximum Contingent Deferred Sales Charge                               None
       (as a percentage of original purchase price or
        redemption proceeds, as applicable)
     Wire Redemption Fee                                                    None
     Exchange Fee                                                           None
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)



                                                                      PRIME
                                                                    OBLIGATION
                                                                   MONEY MARKET
                                                                       FUND
 -------------------------------------------------------------------------------
     Advisory Fees (after fee waivers)(1), (2)                          .34%
     12b-1/Fees (2)                                                     .35%
     Other Expenses                                                     .31%
--------------------------------------------------------------------------------
     Total Operating Expenses (after fee waivers)(2)                   1.00%
--------------------------------------------------------------------------------


(1) The Advisor and the Distributor have each agreed to voluntarily waive a portion of their fees in an amount that operates to limit Total Operating Expenses of Class S Shares of the Prime Obligation Money Market Fund to not more than 1.00% of average daily net assets of the Fund. The Advisor and the Distributor each reserves the right to terminate its fee waiver at any time in its sole discretion.


(2) Absent a fee waiver, the Advisory Fee would be .35%, the Rule 12b-1 Fees would be .60% and Total Operating Expenses for Class S Shares would be 1.26% of the Fund's average daily net assets.


Example -- Class S Shares

An investor in the Prime Obligation Money Market Fund would pay the following expenses on a $1,000 investment assuming: (1) a 5% annual return; and (2) redemption at the end of each time period:


----------------------------------------------------------------------------------------------------------
CLASS S SHARES                                         1 YR.         3 YRS.         5 YRS.         10 YRS.
----------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                      $10           $32            $55            $122
----------------------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class S Shares of the Prime Obligation Money Market Fund. Summit Bank may impose fees on their customers for the Cash Sweep Program in addition to those described above. Additional information may be found under "The Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."

--------------------------------------------------------------------------------

                                                                  April 30, 1998


Financial Highlights

THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 6, 1998 on the Trust's financial statements as of December 31, 1997, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. These tables should be read in conjunction with the Trust's financial statements and notes thereto.


                                                 Realized
                                                   and                                          Net
                       Net Asset                Unrealized   Distributions                     Asset
                         Value        Net        Gains or      from Net      Distributions     Value                   Net Assets
                       Beginning   Investment   Losses on     Investment     from Capital     End of      Total          End of
                       of Period     Income     Securities      Income           Gains        Period     Return       Period (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                     $1.00       $ 0.04           --        $(0.04)             --         $1.00       4.28%         $12,492
1996                      1.00         0.04           --         (0.04)             --          1.00       4.27            3,503
1995                      1.00         0.05           --         (0.05)             --          1.00       4.80            3,532
1994                      1.00         0.03           --         (0.03)             --          1.00       3.17              633
1993                      1.00         0.02           --         (0.02)             --          1.00       2.21              834
1992(2)                   1.00         0.02           --         (0.02)             --          1.00       2.56*             436
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                     $1.00       $ 0.03           --        $(0.03)             --         $1.00       2.84%         $ 8,509
1996                      1.00         0.03           --         (0.03)             --          1.00       2.70            3,852
1995                      1.00         0.03           --         (0.03)             --          1.00       3.17            5,238
1994                      1.00         0.02           --         (0.02)             --          1.00       2.02            2,790
1993                      1.00         0.02           --         (0.02)             --          1.00       1.74            3,866
1992(2)                   1.00         0.02                      (0.02)             --          1.00       2.17*           2,273
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS S
1997(3)                  $1.00       $ 0.02           --        $(0.02)             --         $1.00       4.69%*        $30,520
-----------------------------------------------------------------------------------------------------------------------------------

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets
                        Average     to Average   (Excluding    (Excluding
                       Net Assets   Net Assets    Waivers)      Waivers)
---------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
---------------------------------------------------------------------------
CLASS A
1997                      0.90%        4.22%        0.90%         4.22%
1996                      0.90         4.19         0.90          4.19
1995                      0.90         4.66         0.90          4.66
1994                      0.87         3.07         0.87          3.07
1993                      0.89         2.17         0.89          2.17
1992(2)                   0.90         2.27         0.95          2.22
---------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------------
CLASS A
1997                      0.90%        2.82%        0.92%         2.80%
1996                      0.90         2.65         0.93          2.62
1995                      0.90         3.14         0.96          3.08
1994                      0.90         1.97         0.92          1.95
1993                      0.90         1.72         0.94          1.68
1992(2)                   0.90         2.07         1.04          1.93
---------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
---------------------------------------------------------------------------
CLASS S
1997(3)                  1.00%         4.67%        1.02%         4.65%
---------------------------------------------------------------------------


*Annualized.

(1) The U.S. Treasury Securities Money Market Fund commenced operations on April 1, 1992. Ratios for this period have been annualized.

(2) The Tax-Exempt Money Market Fund (Class A Shares) commenced operations on April 6, 1992. Ratios for this period have been annualized.


(3) The Prime Obligation Money Market Fund (Class S Shares) commenced operations on August 18, 1997. Ratios for this period have been annualized.

--------------------------------------------------------------------------------

THE TRUST


The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in fifteen separate investment portfolios. The Trust offers shares of each portfolio through up to four separate classes of shares (Class A, Class B, Class I and Class S) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of a portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class A Shares of the Trust's U.S. Treasury Securities Money Market Fund and Tax-Exempt Money Market Fund; and Class S Shares of the Prime Obligation Money Market Fund (each, a "Fund," and collectively, the "Funds"). Each of the Funds described herein is a diversified mutual fund. Information regarding the Trust's other portfolios, Class A Shares of the Prime Obligation Money Market Fund and the Class B Shares and Class I Shares of the Funds is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.



INVESTMENT OBJECTIVES AND POLICIES



The investment objective and policies of each Fund are described below. For additional information regarding risks and permitted investments of the Funds, see "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of any Fund will be met.


The investment objective of each Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax.

Each money market fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, each Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less.

The U.S. Treasury Securities Money Market Fund


The U.S. Treasury Securities Money Market Fund will invest exclusively in (i) bills, notes and bonds issued by the U.S. Treasury; (ii) separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system ("U.S. Treasury Obligations"); and (iii) repurchase agreements involving U.S. Treasury Obligations. The Fund may also engage in securities lending.

--------------------------------------------------------------------------------
                                                                  April 30, 1998


The Prime Obligation Money Market Fund

The Prime Obligation Money Market Fund will invest in "eligible securities" consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the FDIC (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (iii) U.S. Treasury Obligations; (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government ("U.S. Government Agencies"); and (v) repurchase agreements involving any such obligations. In addition, the Fund may also engage in securities lending.

The Tax-Exempt Money Market Fund


The Tax-Exempt Money Market Fund will invest at least 80% of its total assets in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). The Tax-Exempt Fund will primarily purchase municipal bonds, notes and tax exempt commercial paper rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization (an "NRSRO") in accordance with SEC regulations at the time of investment or, if not rated, as determined by the Advisor to be of comparable quality. Because the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


The Tax-Exempt Fund may purchase municipal obligations with demand features, including floating or variable rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when-issued" basis, and reserves the right to purchase securities subject to a standby commitment. The Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax. The Fund may also engage in securities lending.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. In addition, it is a fundamental policy of each Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance any Fund will be able to do so. It is also a fundamental policy of the Tax-Exempt Money Market Fund to invest at least 80% of its assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the

--------------------------------------------------------------------------------

holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. See "Description of Permitted Investments--Restraint on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations apply at the time of the purchase of a security.

It is a non-fundamental policy of each Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").


Additional investment limitations are set forth in the Statement of Additional Information.


THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.


Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.



Summit Bank is a wholly-owned subsidiary of Summit Bancorp, an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997.

U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds--Judith Wolk is a Vice President of the Advisor and has managed the Pillar taxable money market funds since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience in money market instruments with a large regional bank.

Tax-Exempt Money Market Fund--Charlene P. Palmer is a Vice President of the Advisor and has managed the Tax-Exempt Money Market Fund since June, 1996 and the Trust's New Jersey Municipal Securities Fund since its inception in May, 1992. Mrs. Palmer's experience has emphasized tax-exempt bonds. She joined Summit Bank in 1991.


The Advisor is entitled to a fee from each Fund, which is calculated daily and paid monthly at the annual rate of each respective Fund's average daily net assets as set forth in the following table. The Advisor has voluntarily agreed to waive all or a

--------------------------------------------------------------------------------
                                                                  April 30, 1998



portion of its fees to limit the total operating expenses of each Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees each Fund paid to the Advisor (shown as a percentage of its average daily net assets) for the fiscal year ended December 31, 1997.



                                          Maximum      Fees
                                           Total     Received
                                         Operating      In
                                          Expense     Fiscal
                           Contractual   After Fee     Year
                               Fee        Waiver       1997
                           -----------   ---------   --------
Prime Obligation Money
  Market Fund --
  Class S................     .35%         1.00%       .34%
U.S. Treasury Securities
  Money Market Fund --
  Class A................     .35%          .90%       .35%
Tax-Exempt Money Market
  Fund -- Class A........     .35%          .92%       .33%


Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the Investment Company Act of 1940 Act, as amended (the "1940 Act"). The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin Street, Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT


Boston Financial Data Services, Two Heritage Drive, North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares.


The Class A Shares of the U.S. Treasury Securities Money Market and Tax-Exempt Money Market Funds are subject to a distribution plan dated February 28, 1992 ("Class A Plan"). As provided in the Distribution Agreement and the Class A Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class A Shares. The Distributor may apply this fee toward:
a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan

--------------------------------------------------------------------------------


associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.


The Board of Trustees of the Trust has approved and adopted a distribution plan dated May 15, 1997 for Class S Shares of the Funds (the "Class S Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Plan, the Distributor is entitled to receive from the Funds an annual distribution fee of .60% of the average daily net assets of each Fund's Class S Shares. The Distributor may apply this fee toward payments to Summit Bank as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class S Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

Class A Shares of the U.S. Treasury Securities Money Market and Tax-Exempt Money Market Funds are offered to all persons. Class A Shares of the Prime Obligation Money Market Fund are offered to all persons except cash sweep customers of Summit Bank, while Class S Shares of the Prime Obligation Money Market Fund are offered only to cash sweep customers of Summit Bank. It is possible that individuals and institutions may offer different classes of shares of a Fund to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Each Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives in the form of cash or other compensation, including merchandise, gifts and prizes, and payment of travel expenses, meals and lodging, to all dealers selling shares of the Funds. Such promotional incentives will be offered uniformly to all dealers and predicated upon the number of shares of the Trust's portfolios sold by the dealer.

--------------------------------------------------------------------------------
                                                                  April 30, 1998




PURCHASE AND REDEMPTION OF SHARES

Cash Sweep Shareholders should consult their cash sweep agreement for more information on purchases and redemptions.

Class A Shares of the U.S. Treasury Securities Money Market and Tax-Exempt Money Market Funds and Class S Shares of the Prime Obligation Money Market Fund may be purchased in accordance with a Shareholder's cash sweep agreement with Summit Bank. Shares of each Fund are sold on a continuous basis and may be purchased on any business day that the New York Stock Exchange is open for trading and the Federal Reserve Bank is open (a "Business Day"). Generally, checks (including third party and credit card checks), credit cards and cash will not be accepted for payment of shares.

A purchase or redemption order for shares of a Fund will be executed at a per share price equal to the net asset value next determined after the appropriate order is effective.


The net asset value per share of each class of a Fund is determined by dividing the total value of its investments and other assets that are allocated to that class, less any liabilities that are allocated to that class, by the class's total outstanding shares. The net asset value per share for a Fund is calculated as of the earlier of 3:00 p.m., Eastern time or the regularly-scheduled close of normal trading on the New York Stock Exchange each Business Day based on the amortized cost method as described under "Determination of Net Asset Value" in the Statement of Additional Information. The purchase and redemption prices for each Fund are expected to remain constant at $1.00 per share. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order.






A purchase order for a Fund will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment in federal funds before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time). All other purchase orders will be effective on the next Business Day. Purchased shares of a Fund begin earning dividends on the Business Day the purchase order for those shares is effective.



A redemption order for shares of a Fund will be executed at a price per share equal to the net asset value next determined after receipt of the redemption order. Redemption orders received before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), will be effective as of the Business Day received and payment will normally be made the same day if proceeds are to be sent in federal funds. Otherwise, redemption orders will be effective and

--------------------------------------------------------------------------------

payment will be made the following Business Day and, in any event, within seven Business Days after the redemption order is effective. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.


No certificates representing shares will be issued.

Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partially in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

Minimum Balance Requirements

Summit Bank requires cash sweep customers to maintain minimum banking account levels in order to participate in the Cash Sweep Program. The minimum levels are subject to the terms of the customer's cash sweep agreement with Summit Bank. In general, however, if a customer's banking account falls below such minimum amount, their shares in the Funds may be redeemed or they may be charged additional fees.

PERFORMANCE

Computation of Yield

From time to time, the Funds may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The Tax-Exempt Money Market Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder.


The Funds may periodically compare their performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote

--------------------------------------------------------------------------------
                                                                  April 30, 1998

financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.


TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions


Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares. Capital gains distributions also will not qualify for the dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.


Certain securities purchased by the Funds (such as STRIPs, defined under "Description of Permitted

--------------------------------------------------------------------------------


Investments -- U.S. Treasury Obligations") are sold at original issue discount and thus generally do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than eighteen months, mid-term if the share has been held for more than twelve, but not more than eighteen months and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a loss from the sale or exchange of a capital asset held for more than twelve months to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


The Tax-Exempt Money Market Fund--Additional Considerations

The dividends payable by the Tax-Exempt Money Market Fund from net tax-exempt interest from municipal bonds and notes will qualify as "exempt-interest dividends" if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities, the interest on which is excludable from gross income. The Tax-Exempt Money Market Fund intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends."

Exempt-interest dividends are excludable from a Shareholder's gross income for regular income tax purposes. However, the receipt of such dividends may have collateral federal income tax

--------------------------------------------------------------------------------
                                                                  April 30, 1998


consequences, including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional Information. Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirement for the payment of exempt-interest dividends.


All or a portion of the interest on indebtedness incurred or continued by an investor to purchase or carry shares is not deductible for federal income tax purposes. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisors before purchasing shares of the Fund. See the Statement of Additional Information.

The Fund will report annually to its Shareholders of dividends that are taxable and the portion that is tax-exempt based on income received by the Fund during the year to which the dividends relate.

The exemption of dividends paid by the Fund for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. The Fund will report annually to its Shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal bonds and municipal notes held by the Fund during the preceding year.

GENERAL INFORMATION

The Trust


The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust currently consists of the Institutional Select Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, Intermediate-Term Government Securities Fund, Mid Cap Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Equity Growth Fund, Equity Value Fund, Equity Income Fund, Balanced Fund and International Growth Fund. Shares of the portfolios are offered through up to four separate classes of shares (Class A, B, I and S). All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to its liabilities.


Each Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

--------------------------------------------------------------------------------


The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Funds. From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights


Each share held entitles a Shareholder of record to one vote. The Shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.


Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Cash Sweep Shareholders should call Summit Bank at 1-888-8SUMMIT for inquiries regarding their sweep account. Shareholders with inquiries regarding The Pillar Funds should call 1-800-932-7782 or write to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends


Cash Sweep Shareholders automatically receive all income dividends and capital gain distributions in cash. All other Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the Shareholders has elected to take such payment in cash. If any

--------------------------------------------------------------------------------

                                                                  April 30, 1998


capital gain is realized, substantially all of it will be distributed at least annually. Dividends and distributions of each Fund are paid on a per-share basis.


The net investment income (exclusive of capital gains) of each Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Funds on or about the first Business Day of the following month. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of certain permitted investments and associated risk factors for the Funds.


BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the net assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be

--------------------------------------------------------------------------------


used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes, and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. Investments in second tier securities (second tier conduit securities for the Tax-Exempt Money Market Fund) are subject to the further constraint that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of

--------------------------------------------------------------------------------


                                                                  April 30, 1998



1% of a Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in the first tier securities of a single issuer for three Business Days. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.


SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.


TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.



U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the

--------------------------------------------------------------------------------

U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid assets or cash in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.

--------------------------------------------------------------------------------


                                                                  April 30, 1998



TABLE OF CONTENTS

Summary...............................2
Expense Summary.......................3
Financial Highlights..................5
The Trust.............................6

Investment Objectives and Policies....6

Investment Limitations................7
The Advisor...........................8
The Administrator.....................9
The Transfer Agent....................9
The Shareholder Servicing Agent.......9
The Distributor.......................9


Purchase and Redemption of Shares....11
Performance..........................12
Taxes................................13
General Information..................15
Description of Permitted
Investments..........................17


The Pillar Funds and Pillar are
registered service marks of Summit
Bank. Your Investment Foundation and
the stylized "P" logo are service marks
of Summit Bank. Reach Higher, Summit,
Summit Bancorp and Summit Financial
Services Group are registered
service marks of Summit Bancorp. Summit
Bank is a service mark of Summit
Bancorp.

                                    Advisor:

                               [SUMMIT BANK LOGO]


                                  Distributor:
                        SEI Investments Distribution Co.
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782


PIL-F-030-02




                               [PILLAR FUND LOGO]

                                The Pillar Funds
                           Your Investment Foundation


                                   PROSPECTUS

                                (Class A Shares)
                                      And
                                (Class S Shares)

                            U.S. Treasury Securities
                       Money Market Fund (Class A Shares)

                                Prime Obligation
                       Money Market Fund (Class S Shares)


                                   Tax-Exempt
                       Money Market Fund (Class A Shares)



                                 April 30, 1998

--------------------------------------------------------------------------------



                                                                  April 30, 1998


THE PILLAR FUNDS

                        Summit Asset Management Account

                        COMMERCIAL CASH SWEEP PROSPECTUS

    o INSTITUTIONAL SELECT MONEY MARKET FUND
    o U.S. TREASURY SECURITIES MONEY MARKET FUND (CLASS I SHARES)
    o PRIME OBLIGATION MONEY MARKET FUND (CLASS I SHARES)

Investment Advisor:
SUMMIT BANK INVESTMENT MANAGEMENT DIVISION,
A DIVISION OF SUMMIT BANK

THE PILLAR FUNDS (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the cash sweep program of Summit Bank (the "Cash Sweep Program") under which investors may select shares of the funds listed above (each, a "Fund," and collectively, the "Funds").


Shares of the Institutional Select Money Market Fund are offered without distribution fees to: (i) cash sweep customers of Summit Bank; (ii) any individual or institution (including Summit Bank, its affiliates and correspondent banks), for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity; and (iii) any "qualified customer" who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers"). The Trust's Class I Shares are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) any individual or institution (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity, if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any Qualified Customers. Persons who own shares of a Fund are referred to herein as "Shareholders." This Prospectus does not contain information regarding the procedures for purchasing and redeeming Class I Shares for those investors who are not cash sweep customers of Summit Bank. For a prospectus containing such information, please call the phone number shown below.


|    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR        |
|    INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING           |
|    SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE       |
|    OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION        |
|    (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.        |
|    Amounts invested in the Funds are subject to investment           |
|    risks, including possible loss of the principal amount            |
|    invested.                                                         |
|    An investment in any of the Funds is neither insured nor          |
|    guaranteed by the U.S. Government and there can be no             |
|    assurance that a Fund will be able to maintain a stable net       |
|    asset value of $1.00 per share.                                   |



This Prospectus sets forth concisely the information about the Trust that a prospective investor in the Cash Sweep Program should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing to the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
April 30, 1998

--------------------------------------------------------------------------------

SUMMARY



The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about shares of the Trust's Institutional Select Money Market Fund and Class I Shares of the Trust's U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds (collectively, the "Funds").


What are the Investment Objectives? Each Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that a Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis or that a Fund will meet its investment objective. See "Investment Objectives and Policies."

What are the Permitted Investments? The Institutional Select Money Market and Prime Obligation Money Market Funds each invests in short-term, U.S. dollar-denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. The U.S. Treasury Securities Money Market Fund invests exclusively in short-term U.S. Treasury obligations. See "Investment Objectives and Policies."

Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."

Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."

Who is the Distributor? SEI Investments Distribution Co. acts as distributor (the "Distributor") of the Trust's shares. See "The Distributor."


How do I Purchase and Redeem Shares? In addition to the Distributor, the Trust has also authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to accept purchase orders and redemption requests up to the times mentioned below on behalf of the Fund. A purchase order for a Fund will be effective as of the "Business Day" received by the Distributor (or an Authorized Broker-Dealer) if the Distributor (or an Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day. A "Business Day" for the Funds is any day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open. A redemption order for a Fund will be effective as of the Business Day received if such order is received before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day and the proceeds are to be sent in federal funds. Shares are purchased and redeemed for shareholders who are cash sweep customers of Summit Bank ("Cash Sweep Shareholders") in accordance with their cash sweep agreement with Summit Bank. Investors may become Cash Sweep Shareholders by executing a cash sweep agreement with Summit Bank. Please call Summit Bank at 1-888-8SUMMIT for more information about cash sweep accounts. See "Purchase and Redemption of Shares."


Is There a Minimum Investment? The minimum initial investment is $5,000,000 for shares of the Institutional Select Money Market Fund. Subsequent investments may be made in any amount. The minimum aggregate account balance in the Institutional Select Money Market Fund is also $5,000,000, which, if not maintained, will trigger an automatic exchange feature for Class I Shares of the Trust's Prime Obligation Money Market Fund. See "Minimum Investment Account Sizes and Preauthorized Exchanges of Shares."


How are Dividends Paid? The net investment income (exclusive of capital gains) of each Fund is determined and declared on each Business Day as a dividend for Shareholders as of the close of business on that day. Any capital gains will be distributed at least annually. Dividends are paid to Cash Sweep Shareholders in cash. Dividends are paid to all other Shareholders in additional shares, unless the Shareholder has elected to take the payments in cash. See "Dividends."

--------------------------------------------------------------------------------

                                                                  April 30, 1998



EXPENSE SUMMARY
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)




                                                                  U.S. Treasury          Prime
                                                                    Securities         Obligation
                                                 Institutional     Money Market       Money Market
                                                 Select Money         Fund               Fund
                                                  Market Fund    (Class I Shares)   (Class I Shares)
------------------------------------------------------------------------------------------------------

Advisory Fees (after fee waivers) (1)               .05%              .35%               .34%
Other Expenses                                      .25%              .30%               .31%
------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (1)    .30%              .65%               .65%
======================================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of the Institutional Select Money Market Fund to not more than .30% of average daily net assets of the Fund. The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class I Shares of the U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds to not more than .65% of average daily net assets of each Fund. The Advisor reserves the right to terminate such fee waivers at any time in its sole discretion. Absent fee waivers for the Institutional Select Money Market Fund, the Advisory Fee would be .10% and Total Operating Expenses would be .35% of the Fund's average daily net assets. Absent a fee waiver for the U.S. Treasury Securities Money Market Fund and the Prime Obligation Money Market Fund, the Advisory Fee would be .35% for each Fund and Total Operating Expenses would be .65% and .66% respectively, of each Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."





Example

=====================================================================================================
                                                 1 YR.         3 YRS.         5 YRS.         10 YRS.
-----------------------------------------------------------------------------------------------------

An investor in the Fund would pay the
following
expenses on a $1,000 investment assuming
(1) a 5% annual return and (2)
redemption at
the end of each time period:
Institutional Select Money Market Fund            $3            $10            $17             $38

Class I Shares:
U.S. Treasury Securities Money Market Fund        $7            $21            $36             $81
Prime Obligation Money Market Fund                $7            $21            $36             $81
=====================================================================================================



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. Summit Bank and other financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

--------------------------------------------------------------------------------

Financial Highlights


THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 6, 1998 on the Trust's financial statements as of December 31, 1997, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. These tables should be read in conjunction with the Trust's financial statements and notes thereto.


                                                 Realized
                                                   and                                          Net
                       Net Asset                Unrealized   Distributions                     Asset
                         Value        Net        Gains or      from Net      Distributions     Value
                       Beginning   Investment   Losses on     Investment     from Capital     End of      Total    Net Assets End
                       of Period     Income     Securities      Income           Gains        Period     Return    of Period (000)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
1997(1)                  $1.00       $ 0.03           --        $(0.03)             --         $1.00       5.38%      $ 61,522
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                     $1.00       $ 0.04           --        $(0.04)             --         $1.00       4.55%      $487,196
1996                      1.00         0.04           --         (0.04)             --          1.00       4.53        504,729
1995                      1.00         0.05           --         (0.05)             --          1.00       5.05        463,531
1994                      1.00         0.03           --         (0.03)             --          1.00       3.44        465,125
1993                      1.00         0.02           --         (0.02)             --          1.00       2.46        420,947
1992(2)                   1.00         0.02           --         (0.02)             --          1.00       2.81*       387,960
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
1997                     $1.00       $ 0.05           --        $(0.05)             --         $1.00       5.02%      $400,689
1996                      1.00         0.05           --         (0.05)             --          1.00       4.83        401,423
1995                      1.00         0.05           --         (0.05)             --          1.00       5.40        259,667
1994                      1.00         0.04           --         (0.04)             --          1.00       3.67        157,378
1993                      1.00         0.03           --         (0.03)             --          1.00       2.65        129,780
1992(2)                   1.00         0.02                      (0.02)             --          1.00       2.85*       124,811
------------------------------------------------------------------------------------------------------------------------------------

                                                  Ratio of      Ratio of
                        Ratio of                  Expenses     Net Income
                        Expenses     Ratio of    to Average    to Average
                           to       Net Income   Net Assets    Net Assets
                        Average     to Average   (Excluding    (Excluding
                       Net Assets   Net Assets    Waivers)      Waivers)
-------------------------------------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND
-------------------------------------------------------------------------------
1997(1)                  0.30%         5.32%        0.35%         5.27%
-------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
-------------------------------------------------------------------------------
CLASS I
1997                     0.65%         4.45%        0.66%         4.44%
1996                      0.65         4.44         0.65          4.44
1995                      0.65         4.92         0.65          4.92
1994                      0.62         3.39         0.62          3.39
1993                      0.64         2.42         0.64          2.42
1992(1)                   0.65         2.67         0.70          2.62
------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
------------------------------------------------------------------------------
CLASS I
1997                     0.65%         4.90%        0.66%         4.89%
1996                      0.65         4.73         0.67          4.71
1995                      0.65         5.26         0.66          5.25
1994                      0.62         3.68         0.62          3.68
1993                      0.64         2.63         0.64          2.63
1992(2)                   0.65         2.63         0.77          2.51
---------------------


*Annualized.

(1) The Institutional Select Money Market Fund commenced operations on July 1, 1997. Ratios for this period have been annualized.


(2) The U.S. Treasury Securities Money Market Fund and Prime Obligation Money Market Fund commenced operations on April 1, 1992. Ratios for this period have been annualized.

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                                                                  April 30, 1998



THE TRUST


The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in fifteen separate investment portfolios. The Trust offers shares of each portfolio through up to four separate classes of shares (Class A, Class B, Class I and Class S) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of a portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to shares of the Institutional Select Money Market Fund and Class I Shares of the Prime Obligation Money Market Fund and U.S. Treasury Securities Money Market Fund (each, a "Fund," and collectively, the "Funds"). Each of the Funds described herein is a diversified mutual fund. Information regarding the Trust's other portfolios and the Class A Shares, Class B Shares and Class S Shares, if any, of the Funds is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.



INVESTMENT OBJECTIVES AND POLICIES



The investment objective and policies of each Fund are described below. For additional information regarding risks and permitted investments of the Funds, see "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of any Fund will be met.


The investment objective of each Fund is to preserve principal value and maintain a high degree of liquidity while providing current income.

Each money market fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, each Fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less.

The U.S. Treasury Securities Money Market Fund


The U.S. Treasury Securities Money Market Fund will invest exclusively in (i) bills, notes and bonds issued by the U.S. Treasury; (ii) separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system ("U.S. Treasury Obligations"); and (iii) repurchase agreements involving U.S. Treasury Obligations. The Fund may also engage in securities lending.

--------------------------------------------------------------------------------

The Prime Obligation Money Market Fund
The Institutional Select Money Market Fund


Each of the Prime Obligation Money Market Fund and Institutional Select Money Market Fund will invest in "eligible securities" consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the FDIC (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks);
(iii) U.S. Treasury Obligations; (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government ("U.S. Government Agencies"); and (v) repurchase agreements involving any such obligations. In addition, each Fund may also engage in securities lending.


INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. In addition, it is a fundamental policy of each Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance any Fund will be able to do so. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. See "Description of Permitted Investments -- Restraint on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax-exempt securities issued by governments or political subdivisions of governments.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.


The foregoing percentage limitations apply at the time of the purchase of a security.

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                                                                  April 30, 1998


It is a non-fundamental policy of each Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").


Additional investment limitations are set forth in the Statement of Additional Information.


THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.


Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.



Summit Bank is a wholly-owned subsidiary of Summit Bancorp, an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997.



Judith Wolk is a Vice President of the Advisor and has managed the Pillar taxable money market funds since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience in money market instruments with a large regional bank.



The Advisor is entitled to a fee from the Institutional Select Money Market Fund, which is calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of the Institutional Select Money Market Fund to .30% of the Fund's average daily net assets. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. The Fund paid the Advisor an advisory fee of
 .05% of its average daily net assets for the fiscal year ended December 31, 1997.



The Advisor is also entitled to a fee from each of the U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds, which is calculated daily and paid monthly at the annual rate of .35% of each Fund's respective average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of Class I Shares of the U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds to .65% of each Fund's average daily net assets. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. The U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds paid the Advisor advisory fees of .35% and .34% of average daily net assets, respectively.


Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee,

--------------------------------------------------------------------------------


which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% (.10% with respect to the Institutional Select Money Market Fund) of the average daily net assets of each Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin Street, Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT


Boston Financial Data Services, Two Heritage Drive, North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the distributor of the Trust's shares. No compensation is paid to the Distributor for distribution services for shares of the Institutional Select Money Market Fund or Class I Shares of the Prime Obligation Money Market or U.S. Treasury Securities Money Market Funds.



Shares of the Institutional Select Money Market Fund are offered without distribution fees to: (i) cash sweep customers of Summit Bank; (ii) any individual or institution (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity; and (iii) any Qualified Customers.


Class I Shares of the Prime Obligation Money Market and U.S. Treasury Securities Money Market Funds are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) individuals and institutions (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any Qualified Customers.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives in the form of cash or other compensation, including merchandise, gifts and prizes, and payment of travel expenses, meals and lodging, to all dealers selling shares of the

--------------------------------------------------------------------------------



                                                                  April 30, 1998


Funds. Such promotional incentives will be offered uniformly to all dealers and predicated upon the number of shares of the Trust's portfolios sold by the dealer.


PURCHASE AND REDEMPTION OF SHARES

Cash Sweep Shareholders should consult their cash sweep agreement for more information on purchases and redemptions.

Shares of each Fund are sold on a continuous basis and may be purchased on any day that both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open (a "Business Day"). Generally, (i) an investor in the Class I Shares of a Fund must pay for shares by federal funds and (ii) checks (including third party and credit card checks), credit cards and cash will not be accepted for payment of Class I Shares.

A purchase or redemption order for shares of a Fund will be executed at a per share price equal to the net asset value next determined after the appropriate order is effective.


The net asset value per share of a Fund (or class thereof) is determined by dividing the total value of the Fund's investments and other assets that are allocated to its shares (or class thereof), less any liabilities that are allocated to its shares (or class thereof), by the Fund's total outstanding shares (or class thereof). The net asset value per share for a Fund is calculated as of the earlier of 3:00 p.m., Eastern time, or the regularly-scheduled close of normal trading on the New York Stock Exchange each Business Day based on the amortized cost method as described under "Determination of Net Asset Value" in the Statement of Additional Information. The purchase and redemption prices for each Fund are expected to remain constant at $1.00 per share.


No certificates representing shares will be issued.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order. Qualified Customers should call the Transfer Agent for information regarding requirements for purchase and redemption orders.


In addition, the Trust has approved Authorized Broker-Dealers to act as the Fund's agent for the purposes of accepting purchase orders and redemption requests. The Fund will be deemed to have received a purchase order or redemption request upon receipt of the order of request by an Authorized Broker-Dealer.



A purchase order for a Fund will be effective as of the Business Day received by the Distributor (or

--------------------------------------------------------------------------------



an Authorized Broker-Dealer) if the Distributor (or an Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value (normally 3:00 p.m., Eastern time). All other purchase orders will be effective on the next Business Day. Purchased shares begin earning dividends on the Business Day the purchase order for those shares is effective. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor (or an Authorized Broker-Dealer) for effectiveness the same day.



For redemption orders received before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), payment will normally be made the same day by the transfer of federal funds. Otherwise, payment will be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.


Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partially in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

Minimum Investment and Account Sizes and Preauthorized Exchanges of Shares

For an Institutional Select Money Market Fund account, the minimum initial investment and minimum account sizes are $5,000,000. If a Shareholder has multiple accounts in the Institutional Select Money Market Fund, the Trust will aggregate the amounts held in those accounts when calculating the minimum account requirements.

The Trust will automatically exchange a Shareholder's shares in the Institutional Select Money Market Fund for Class I Shares of the Prime Obligation Money Market Fund if the value of his or her Institutional Select Money Market Fund account(s) falls below $5,000,000 because of Shareholder redemption(s). In such a case, the Fund will notify the Shareholder, and if the account value remains below $5,000,000 for a continuous 30-day period, the shares in such account(s) will be subject to automatic exchange from the Institutional Select Money Market Fund to Class I Shares of the Prime Obligation Money Market Fund. Shareholders will receive a current prospectus of the Class I Shares of the Prime Obligation Money Market Fund in connection with such an exchange.

The Institutional Select Money Market Fund reserves the right to modify or terminate the preauthorized exchange feature of the shares as stated above at any time upon 60 days' notice to Shareholders. The foregoing initial investment and account balance minimums and preauthorized exchange feature do not apply to the Summit Bancorp Savings Incentive Plan. Additionally, the Institutional Select Money Market Fund reserves the right to waive the initial investment and

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                                                                  April 30, 1998

account balance minimums and preauthorized exchange feature in its sole discretion.

Minimum Balance Requirements

Summit Bank may require cash sweep customers to maintain minimum banking account levels in order to participate in the Cash Sweep Program. The minimum levels would be subject to the terms of the customer's cash sweep agreement with Summit Bank. In general, however, if a customer's banking account falls below such minimum amount, their shares in the Funds may be redeemed or they may be charged additional fees.

PERFORMANCE

Computation of Yield

From time to time, the Funds may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.


The Funds may periodically compare their performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.


TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined

--------------------------------------------------------------------------------
with the Trust's other investment portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions


Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares. Capital gains distributions also will not qualify for the dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.


Certain securities purchased by the Funds (such as STRIPs, defined under "Description of Permitted Investments -- U.S. Treasury Obligations") are sold at original issue discount and thus generally do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

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                                                                  April 30, 1998


Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than eighteen months, mid-term if the share has been held for more than twelve, but not more than eighteen months and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a loss from the sale or exchange of a capital asset held for more than twelve months to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


GENERAL INFORMATION

The Trust


The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust currently consists of the Tax-Exempt Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, Equity Growth Fund, Equity Value Fund, Equity Income Fund, Mid Cap Fund, Balanced Fund and International Growth Fund. Shares of the portfolios are offered through up to four separate classes of shares (Class A, B, I and S). All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to its liabilities.


Each Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are

--------------------------------------------------------------------------------


maintained in asset allocation accounts and may be invested in the Funds. From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights


Each share held entitles a Shareholder of record to one vote. The Shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.


Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Cash Sweep Shareholders should call Summit Bank at 1-888-8SUMMIT for inquiries regarding their sweep account. Shareholders with inquiries regarding The Pillar Funds should call 1-800-932-7782 or write to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends


Cash Sweep Shareholders automatically receive all income dividends and capital gain distributions in cash. All other Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the Shareholders has elected to take such payment in cash. If any capital gain is realized, substantially all of it will be distributed at least annually. Dividends and distributions of each Fund are paid on a per-share basis.

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                                                                  April 30, 1998


The net investment income (exclusive of capital gains) of each Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Funds on or about the first Business Day of the following month. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of certain permitted investments and associated risk factors for the Funds.


BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the net assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of

--------------------------------------------------------------------------------

days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). Investments in second tier securities are subject to the further constraint that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three Business Days. A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.


SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby

--------------------------------------------------------------------------------



                                                                  April 30, 1998

commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.


TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.



U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the

--------------------------------------------------------------------------------


date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid assets or cash in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.

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                                                                  April 30, 1998


TABLE OF CONTENTS

Summary...............................2
Expense Summary.......................3
Financial Highlights..................4
The Trust.............................5



Investment Objectives and Policies....5

Investment Limitations................6
The Advisor...........................7
The Administrator.....................8
The Transfer Agent....................8
The Shareholder Servicing Agent.......8
The Distributor.......................8
Purchase and Redemption of Shares.....9
Performance..........................11
Taxes................................11
General Information..................13
Description of Permitted
Investments..........................15


The Pillar Funds and Pillar are
registered service marks of Summit
Bank. Your Investment Foundation and
the stylized "P" logo are service marks
of Summit Bank. Reach Higher, Summit,
Summit Bancorp and Summit Financial
Services Group are registered service
marks of Summit Bancorp. Summit
Bank is a service mark of Summit
Bancorp.

                                   Advisor:

                               [SUMMIT BANK LOGO]


                                  Distributor:
                        SEI Investments Distribution Co.
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782


PIL-F-029-02




                               [PILLAR FUND LOGO]

                                The Pillar Funds
                           Your Investment Foundation


                                   PROSPECTUS


                              Institutional Select
                                Money Market Fund


                            U.S. Treasury Securities
                               Money Market Fund
                                (Class I Shares)

                                Prime Obligation
                                Money Market Fund
                                (Class I Shares)


                                 April 30, 1998

--------------------------------------------------------------------------------



                                                                  April 30, 1998


THE PILLAR FUNDS

Investment Advisor:
SUMMIT BANK INVESTMENT MANAGEMENT DIVISION,
A DIVISION OF SUMMIT BANK

The Pillar Funds (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to shares of the following fund (the "Fund"):

    o INSTITUTIONAL SELECT MONEY MARKET FUND


The Fund's Shares are offered without distribution fees to: (i) cash sweep customers of Summit Bank; (ii) any individual or institution (including Summit Bank, its affiliates and correspondent banks), for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity; and (iii) any "qualified customer" who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers"). Persons who own shares of the Fund are referred to herein as "Shareholders."



|    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR         |
|    INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING           |
|    SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE       |
|    OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION        |
|    (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.        |
|    Amounts invested in the Fund are subject to investment            |
|    risks, including possible loss of the principal amount            |
|    invested.                                                         |
|    An investment in the Fund is neither insured nor guaranteed       |
|    by the U.S. Government and there can be no assurance that         |
|    the Fund will be able to maintain a stable net asset value        |
|    of $1.00 per share.                                               |


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing to the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
April 30, 1998

SUMMARY

The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Trust's Institutional Select Money Market Fund (the "Fund").

What is the Investment Objective? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis or that the Fund will meet its investment objective. See "Investment Objective and Policies."

What are the Permitted Investments? The Fund invests in short-term, U.S. dollar-denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. See "Investment Objective and Policies."


Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."


Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."

Who is the Distributor? SEI Investments Distribution Co. acts as distributor (the "Distributor") of the Trust's shares. See "The Distributor."


How do I Purchase and Redeem Shares? In addition to the Distributor, the Trust has also authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to accept purchase orders and redemption requests up to the times mentioned below on behalf of the Fund. A purchase order for the Fund will be effective as of the "Business Day" received by the Distributor (or an Authorized Broker-Dealer) if the Distributor (or an Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day. A "Business Day" for the Fund is any day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open. A redemption order for the Fund will be effective as of the Business Day received if such order is received before the Fund calculates its net asset value on such Business Day and the proceeds are to be sent in federal funds. Shares are purchased and redeemed for shareholders who are cash sweep customers of Summit Bank ("Cash Sweep Shareholders") in accordance with their cash sweep agreement with Summit Bank. Investors may become Cash Sweep Shareholders by executing a cash sweep agreement with Summit Bank. Please call Summit Bank at 1-888-8SUMMIT for more information about cash sweep accounts. See "Purchase and Redemption of Shares."


Is There a Minimum Investment? The minimum initial investment is $5,000,000 for shares of the Fund. Subsequent investments may be made in any amount. The minimum aggregate account balance in the Fund is also $5,000,000, which, if not maintained, will trigger an automatic exchange feature for Class I Shares of the Trust's Prime Obligation Money Market Fund. See "Minimum Investment and Account Sizes and Preauthorized Exchanges of Shares."


How are Dividends Paid? The net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend for Shareholders as of the close of business on that day. Any capital gains will be distributed at least annually. Dividends are paid to Cash Sweep Shareholders in cash. Dividends are paid to all other Shareholders in additional shares, unless the Shareholder has elected to take the payment in cash. See "Dividends."

--------------------------------------------------------------------------------

                                                                  April 30, 1998


EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                           Institutional
                                                            Select Money
                                                            Market Fund
--------------------------------------------------------------------------------
    Advisory Fees (after fee waivers) (1)                      .05%
    Other Expenses (2)                                         .25%
--------------------------------------------------------------------------------
    Total Operating Expenses (after fee waivers) (1)           .30%
--------------------------------------------------------------------------------

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of the Fund to not more than .30% of average daily net assets of the Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. Absent fee waivers for the Fund, the Advisory Fee would be .10% and Total Operating Expenses would be .35% of the Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


(2) Other Expenses for the Fund are based on estimated amounts for the current fiscal year.


----------------------------------------------------------------------------------------------------
                                                 1 YR.         3 YRS.         5 YRS.         10 YRS.
----------------------------------------------------------------------------------------------------
An investor in the Fund would pay the following
expenses on a $1,000 investment assuming
(1) a 5% annual return and (2) redemption at
the end of each time period

Institutional Select Money Market Fund            $3            $10            $17             $38
----------------------------------------------------------------------------------------------------




THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

THE PILLAR FUNDS

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 6, 1998 on the Trust's financial statements as of December 31, 1997, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.




For a Share Outstanding Throughout the Year


                                                                   Net                 Net      Ratio of
                       Net Asset                Distributions     Asset              Assets     Expenses     Ratio of
                         Value        Net         from Net        Value              End of        to       Net Income
                       Beginning   Investment    Investment      End of     Total    Period     Average     to Average
                       of Period     Income        Income        Period     Return    (000)    Net Assets   Net Assets
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------
1997(1)                  $1.00       $0.03         $(0.03)        $1.00      5.38%   $61,522     0.30%         5.32%
-----------------------------------------------------------------------------------------------------------------

                        Ratio of      Ratio of
                        Expenses     Net Income
                       to Average    to Average
                       Net Assets    Net Assets
                       (Excluding    (Excluding
                        Waivers)      Waivers)
-----------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND
-----------------------------------------------------
1997(1)                   0.35%         5.27%
-----------------------------------------------------



(1) The Institutional Select Money Market Fund commenced operations on July 1, 1997. Ratios for this period have been annualized.

--------------------------------------------------------------------------------
                                                                  April 30, 1998


THE TRUST


The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in fifteen separate investment portfolios. The Trust offers shares of each portfolio through up to four separate classes of shares (Class A, Class B, Class I and Class S) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of a portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to shares of the Institutional Select Money Market Fund (the "Fund"). The Fund is a diversified mutual fund. Information regarding the Trust's other portfolios is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.


INVESTMENT OBJECTIVE AND POLICIES


The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There is no assurance that the Fund's investment objective will be met.


The Fund will invest in "eligible securities" consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the FDIC (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks);
(iii) bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system ("U.S. Treasury Obligations"); (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government ("U.S. Government Agencies"); and (v) repurchase agreements involving any of such obligations. In addition, the Fund may also engage in securities lending.

The Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less.


For additional information regarding risks and permitted investments of the Fund, see

--------------------------------------------------------------------------------

"Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information.


INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of the Fund. In addition, it is a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance the Fund will be able to do so. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. See "Description of Permitted Investments--Restraint on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

3. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.


The foregoing percentage limitations apply at the time of the purchase of a security.


It is a non-fundamental policy of the Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").


Additional investment limitations are set forth in the Statement of Additional Information.


THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.


Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have,

--------------------------------------------------------------------------------
                                                                  April 30, 1998



on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.



Judith Wolk is a Vice President of the Advisor and has managed the Pillar taxable money market funds since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience in money market instruments with a large regional bank.



Summit Bank is a wholly-owned subsidiary of Summit Bancorp, an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997.



The Advisor is entitled to a fee from the Fund, which is calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of the Fund to .30% of the Fund's average daily net assets. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. The Fund paid the Advisor an advisory fee of .05% of its average daily net assets for the fiscal period ended December 31, 1997.


Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Fund and the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of the Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of the average daily net assets of the Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin St., Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT


Boston Financial Data Services, Two Heritage Drive, North Quincy, Massachusetts, 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the distributor of the Trust's shares. No compensation is paid to the Distributor for distribution services for shares of the Fund. Shares of the Fund are offered without distribution fees to: (i) cash sweep customers of Summit Bank; (ii) any individual or institution (including Summit Bank, its affiliates and

--------------------------------------------------------------------------------


correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity; and (iii) any Qualified Customers.



The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives in the form of cash or other compensation, including merchandise, gifts and prizes, and payment of travel expenses, meals and lodging, to all dealers selling shares of the Fund. Such promotional incentives will be offered uniformly to all dealers and predicated upon the number of shares of the Trust's portfolios sold by the dealer.


PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis and may be purchased on any day that both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open (a "Business Day"). Generally, (i) an investor in the shares of the Fund must pay for shares by federal funds and (ii) checks (including third party and credit card checks), credit cards and cash will not be accepted for payment of shares of the Fund. Cash Sweep Shareholders should consult their cash sweep agreement for more information on purchases and redemptions.

A purchase or redemption order for shares of the Fund will be executed at a per share price equal to the net asset value next determined after the appropriate order is effective.


The net asset value per share of the Fund is determined by dividing the total value of the Fund's investments and other assets that are allocated to its shares, less any liabilities that are allocated to its shares, by the Fund's total outstanding shares. The net asset value per share for the Fund is calculated as of the earlier of 3:00 p.m., Eastern time, or the regularly-scheduled close of normal trading on the New York Stock Exchange each Business Day based on the amortized cost method as described under "Determination of Net Asset Value" in the Statement of Additional Information. The purchase and redemption prices for the Fund are expected to remain constant at $1.00 per share.


No certificates representing shares will be issued.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order.


In addition, the Trust has approved Authorized Broker-Dealers to act as the Fund's agent for the purposes of accepting purchase orders and redemption requests. The Fund will be deemed to have received a purchase order or redemption

--------------------------------------------------------------------------------

                                                                  April 30, 1998


request upon receipt of the order or request by an Authorized Broker-Dealer.



A purchase order for the Fund will be effective as of the Business Day received by the Distributor (or an Authorized Broker-Dealer) if the Distributor (or an Authorized Broker-Dealer) receives the order and payment in federal funds before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time). All other purchase orders will be effective on the next Business Day. Purchased shares begin earning dividends on the Business Day the purchase order for those shares is effective. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor (or an Authorized Broker-Dealer) for effectiveness the same day.



For redemption orders received before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), payment will normally be made the same day by the transfer of federal funds. Otherwise, payment will be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.


The Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partially in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.


Minimum Investment and Account Sizes and Preauthorized Exchanges of Shares

For a Fund account, the minimum initial investment and minimum account sizes are $5,000,000. If a Shareholder has multiple accounts in the Fund, the Trust will aggregate the amounts held in those accounts when calculating the minimum account requirements.

The Trust will automatically exchange a Shareholder's shares in the Fund for Class I Shares of the Trust's Prime Obligation money market Fund if the value of his or her Fund account(s) falls below $5,000,000 because of Shareholder redemption(s). In such a case, the Fund will notify the Shareholder, and if the account value remains below $5,000,000 for a continuous 30-day period, the shares in such account(s) will be subject to automatic exchange by the Fund for Class I Shares of the Trust's Prime Obligation Money Market Fund. Shareholders will receive a current prospectus of the Class I Shares of the Prime Obligation Money Market Fund in connection with such an exchange.

The Fund reserves the right to modify or terminate the preauthorized exchange feature of the shares as stated above at any time upon 60 days' notice to Shareholders. The foregoing initial investment and account balance minimums and preauthorized exchange feature do not apply to the Summit Bancorp Savings Incentive Plan.

--------------------------------------------------------------------------------

Additionally, the Fund reserves the right to waive the initial investment and account balance minimums and preauthorized exchange feature in its sole discretion.

PERFORMANCE

Computation of Yield

From time to time the Fund may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.


The Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.


TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose,

--------------------------------------------------------------------------------

                                                                  April 30, 1998


net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares. Capital gains distributions also will not qualify for the dividends-received deduction. The Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from the Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. The Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax-exempt in their particular states.


Certain securities purchased by the Fund (such as STRIPs, defined under "Description of Permitted Investments--U.S. Treasury Obligations") are sold at original issue discount and thus generally do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than eighteen months, mid-term if the share has been held for more than twelve, but not more than eighteen months and otherwise will be short-term. However, if a Shareholder realizes a

--------------------------------------------------------------------------------

loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a loss from the sale or exchange of a capital asset held for more than twelve months to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


GENERAL INFORMATION

The Trust


The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Fund, the Trust currently consists of the U.S. Treasury Securities Plus Money Market Fund, U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, Equity Growth Fund, Equity Value Fund, Equity Income Fund, Mid Cap Fund, Balanced Fund and International Growth Fund. Shares of the portfolios are offered through four separate classes of shares (Class A, B, I and S). All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.


The Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.


The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Fund. From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Fund, since the Fund may experience redemptions as a result of reallocations or since the Fund may receive additional cash and have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these

--------------------------------------------------------------------------------

                                                                  April 30, 1998



transactions on the Fund to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Trust's portfolios.


Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends


Cash Sweep Shareholders automatically receive all income dividends and capital gain distributions in cash. All other Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the Shareholder has elected to take such payment in cash. If any capital gain is realized, substantially all of it will be distributed at least annually. Dividends and distributions of the Fund are paid on a per-share basis.



The net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Fund on or about the first Business Day of the following month. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.


Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of certain permitted investments and associated risk factors for the Fund.


BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts

--------------------------------------------------------------------------------
drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.


ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Not more than 10% of the net assets of the Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.


INVESTMENT COMPANIES--The Fund may invest up to 10% of its total assets in shares of other investment companies. The Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and adminis-tration fees.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.



RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). Investments in second tier securities are subject to

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                                                                  April 30, 1998


the further constraint that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in the first tier securities of a single issuer for three Business Days. A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.


SECURITIES LENDING--In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.


TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.



U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and

--------------------------------------------------------------------------------

credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid assets or cash in an amount at least equal to these commitments.

The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.

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                                                                  April 30, 1998


TABLE OF CONTENTS


Summary...............................2
Expense Summary.......................3
Financial Highlights..................4
The Trust.............................5
Investment Objective and Policies.....5
Investment Limitations................6
The Advisor...........................6
The Administrator.....................7
The Transfer Agent....................7
The Shareholder Servicing Agent.......7
The Distributor.......................7
Purchase and Redemption of Shares.....8
Performance..........................10
Taxes................................10
General Information..................12
Description of Permitted
Investments..........................13



The Pillar Funds and Pillar are
registered service marks of Summit
Bank. Your Investment Foundation and
the stylized "P" logo are service marks
of Summit Bank. Reach Higher, Summit,
Summit Bancorp and Summit Financial
Services Group are registered service
marks of Summit Bancorp. Summit
Bank is a service mark of Summit
Bancorp.

                                    Advisor:

                               [SUMMIT BANK LOGO]


                                  Distributor:
                        SEI Investments Distribution Co.
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782


PIL-F-028-02




                               [PILLAR FUND LOGO]

                                The Pillar Funds
                           Your Investment Foundation


                                   PROSPECTUS


                              Institutional Select
                                Money Market Fund



                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                  April 30, 1998


THE PILLAR FUNDS

Investment Advisor:
SUMMIT BANK INVESTMENT MANAGEMENT DIVISION,
A DIVISION OF SUMMIT BANK

The Pillar Funds (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following money market fund (the "Fund"):

    o U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND


The Money Desk of the Bank Investment Division of Summit Bank (the "Money Desk") offers the Fund's shares on an agency basis and shares are available exclusively to customers of the Money Desk. Persons who own shares of the Fund are referred to herein as "Shareholders".


------------------------------------------------------------------------
|    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR         |
|    INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING           |
|    SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE       |
|    OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION        |
|    (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.        |
|    An investment in the Fund is subject to investment risks,         |
|    including possible loss of the principal amount invested.         |
|    An investment in the Fund is neither insured nor guaranteed       |
|    by the U.S. Government and there can be no assurance that         |
|    the Fund will be able to maintain a stable net asset value        |
|    of $1.00 per share.                                               |
------------------------------------------------------------------------


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing to the Money Desk at Summit Bank, Money Desk, 214 Main Street, Third Floor, Hackensack, New Jersey 07601 or by calling 1-800-243-8550. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 30, 1998

--------------------------------------------------------------------------------

SUMMARY

The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the shares of the Trust's U.S. Treasury Securities Plus Money Market Fund (the "Fund").

What is the Investment Objective? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Fund will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objective and Policies."

What are the Permitted Investments? The U.S. Treasury Securities Plus Money Market Fund invests exclusively in short-term U.S. Treasury obligations and repurchase agreements with respect to such obligations. See "Investment Objective and Policies" and "Description of Permitted Investments."

Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."

Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

Who is the Shareholder Servicing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."


Who is the Distributor? SEI Investments Distribution Co. acts as distributor of the Trust's shares. The Trust has adopted a distribution plan on behalf of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Distributor."



How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Money Desk on any day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business (a "Business Day"). In addition to the Distributor, the Trust has also authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to accept purchase orders and redemption requests up to the times mentioned below on behalf of the Fund. A purchase order will be effective as of the Business Day received by the Distributor (or an Authorized Broker-Dealer) if the Distributor (or an Authorized Broker-Dealer) receives an order and federal funds prior to the time the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day. Redemption orders must be placed prior to the time the Fund calculates its net asset value on any Business Day for the order to be effective that day. See "Purchase of Shares" and "Redemption of Shares."


How are Dividends Paid? The net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Any capital gains will be distributed at least annually. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

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                                                                  April 30, 1998


EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                                 U.S. Treasury
                                                                Securities Plus
                                                                  Money Market
                                                                      Fund

--------------------------------------------------------------------------------

     Advisory Fees (after fee waivers) (1),(2)                        .05%
     12b-1 Fees                                                       .03%
     Other Expenses                                                   .47%

--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (2)                      .55%
--------------------------------------------------------------------------------

(1) The Advisor has agreed to voluntarily waive fees in an amount that operates to limit Total Operating Expenses of the Fund to not more than .55% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.
(2) Absent fee waivers, Advisory Fees would be .15% and Total Operating Expenses would be .65% of the Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."


Example

--------------------------------------------------------------------------------
                                                 1 YR.  3 YRS.  5 YRS.   10 YRS.
--------------------------------------------------------------------------------
An investor in the Fund would pay the following
expenses on a $1,000 investment assuming
(1) a 5% annual return and (2) redemption at
the end of each time period                       $6     $18     $31       $69
--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 6, 1998 on the Trust's financial statements as of December 31, 1997, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.


For a Share Outstanding Throughout the Year


                                                                   Net                 Net      Ratio of
                       Net Asset                Distributions     Asset              Assets     Expenses     Ratio of
                         Value        Net         from Net        Value              End of        to       Net Income
                       Beginning   Investment    Investment      End of     Total    Period     Average     to Average
                       of Period     Income        Income        Period     Return    (000)    Net Assets   Net Assets
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------
1997                     $1.00       $0.05         $(0.05)        $1.00      4.89%   $68,658      0.55%        4.78%
1996                      1.00        0.05          (0.05)         1.00      4.82     65,173      0.55         4.72
1995                      1.00        0.05          (0.05)         1.00      5.40     64,697      0.55         5.26
1994                      1.00        0.04          (0.04)         1.00      3.60     46,301      0.55         3.42
1993(1)                   1.00        0.02          (0.02)         1.00      2.66*    89,278      0.55         2.62
----------------------------------------------------------------------------------------------------------------------

                        Ratio of      Ratio of
                        Expenses     Net Income
                       to Average    to Average
                       Net Assets    Net Assets
                       (Excluding    (Excluding
                        Waivers)      Waivers)
-----------------------------------------------
U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
-----------------------------------------------
1997                      0.65%         4.68%
1996                      0.65          4.62
1995                      0.62          5.19
1994                      0.63          3.34
1993(1)                   0.68          2.49
-----------------------------------------------


*Annualized
(1) The U.S. Treasury Securities Plus Money Market Fund commenced operations on May 3, 1993. Ratios for this period have been annualized.

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                                                                  April 30, 1998


THE TRUST


The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio through up to four separate classes (Class A, Class B, Class I and Class S) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of a portfolio represents an undivided, proportionate interest. This Prospectus relates to the Trust's U.S. Treasury Securities Plus Money Market Fund (the "Fund"). The Fund is a diversified mutual fund. Information regarding the Trust's other portfolios is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.


INVESTMENT OBJECTIVE AND POLICIES


The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There is no assurance that the Fund's investment objective will be met.


The Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will invest only in U.S. dollar denominated securities, will maintain an average portfolio maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments."


The Fund will invest in (i) bills, notes and bonds issued by the U.S. Treasury;
(ii) separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system (together, "U.S. Treasury Obligations"); and (iii) repurchase agreements involving U.S. Treasury Obligations.



For a description of the Fund's permitted investments, see "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information.


Securities Lending

The Fund may make short-term loans of its portfolio securities under contracts calling for collateral in cash or U.S. Government securities with a value at least equal to 102% of the value of the loaned securities. The Fund will continue to collect interest on the securities loaned and will also receive either interest, through investment of cash collateral, or a fee, if the collateral is U.S. Government securities. The Fund pays lending and other fees in connection with securities loans.

--------------------------------------------------------------------------------

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of the Fund. In addition, it is a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share, although there can be no assurance the Fund will be able to do so. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not make loans, except that it may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

It is a non-fundamental policy of the Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").

Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR


Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.



Summit Bank is a wholly-owned subsidiary of Summit Bancorp, an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997.



Judith Wolk is a Vice President of the Advisor and has managed the Pillar taxable money market funds since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience in money market instruments with a large regional bank.



The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the total operating expenses to .55% of the average daily net assets of the Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. The Fund paid the Advisor an advisory fee of .05% of its average daily net assets for the fiscal year ended December 31, 1997.


Summit Bank has also entered into a custodian agreement with the Trust, under which it will provide all securities safekeeping services as required by the Fund and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of the Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment

--------------------------------------------------------------------------------

                                                                  April 30, 1998


advisory services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin Street, Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, Two Heritage Drive, North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares.


The Fund has a distribution plan dated April 30, 1993 (the "Plan"). As provided in the Distribution Agreement and the Plan, the Trust will pay the Distributor a fee of .03% of the Fund's average daily net assets. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which the affiliate or the Distributor receives compensation. In addition, financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.




The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives in the form of cash or other compensation, including merchandise, gifts and prizes, and payment of travel expenses, meals and lodging, to all dealers selling shares of the Fund. Such promotional incentives will be offered uniformly to all dealers and predicated upon the number of shares of the Trust's portfolios sold by the dealer.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Fund may be made on any Business Day. State securities laws may require banks and financial institutions

--------------------------------------------------------------------------------

purchasing shares for their customers to register as dealers pursuant to state laws.


The Trust has approved Authorized Broker-Dealers to act as the Fund's agent for the purposes of accepting purchase orders and redemption requests. The Fund will be deemed to have received a purchase order or redemption request upon receipt of the order or request by an Authorized Broker-Dealer.



A purchase order will be effective as of the Business Day received by the Money Desk if the Money Desk receives an order and the Custodian receives federal funds before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Money Desk for effectiveness the same day.



The purchase price is the net asset value per share next computed after the order is effective. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of the earlier of 3:00 p.m., Eastern time, or the regularly-scheduled close of normal trading on the New York Stock Exchange each Business Day based on the amortized cost method as described in the Statement of Additional Information. Purchased shares are first entitled to dividends the day the purchase order is effective. No certificates representing shares will be issued.


The minimum initial investment in the Fund is $100,000; however, the minimum investment may be waived at the Distributor's discretion.


Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.


The Trust reserves the right to reject a purchase order when the Distributor or the Money Desk determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order.


For redemption orders received before the Fund calculates its net asset value (normally, 3:00 p.m., Eastern time), payment will normally be made the same day by transfer of federal funds. Otherwise, payment will be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. The redemption price is the net asset value per share of the Fund next determined after receipt by the Distributor (or an Authorized Broker-Dealer) of the redemption order. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.


The purchase price and the redemption price are expected to remain constant at $1.00 per share.

The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which

--------------------------------------------------------------------------------

                                                                  April 30, 1998


make payment in cash unwise, payment may be made wholly or partly in fund securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.


COMPUTATION OF YIELD

From time to time the Fund may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

TAXES


The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


Tax Status of the Fund

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income which is distributed to Shareholders. The Fund also intends to make sufficient distributions each calendar year to avoid liability for federal excise tax.


Tax Status of Distributions



The Fund will distribute all of its net investment income (including, for this purpose, net short-term

--------------------------------------------------------------------------------


capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) also will not qualify for the dividends-received deduction and will be treated as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Fund (such designation being dependent upon the holding period of the Fund in the underlying asset generating the net capital gain), regardless of how long the Shareholder has held the Fund's shares. The Fund will make annual reports to Shareholders of the federal income tax status of all distributions.



Dividends declared by the Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month if paid by the Fund during the following January.


Interest received on direct U.S. obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from the Fund, provided certain conditions are satisfied. The Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax-exempt in their particular states.


Certain securities purchased by the Fund (such as STRIPS, defined under "Description of Permitted Investments--U.S. Treasury Obligations") are sold at original issue discount and thus do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.


The Fund intends to move sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.



Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than eighteen months, mid-term if the share has been held for more than twelve, but not more than eighteen months and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a loss from the sale of a capital asset held for more than twelve months to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days

--------------------------------------------------------------------------------

                                                                  April 30, 1998


after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

GENERAL INFORMATION

The Trust


The Fund was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. In addition to the Fund, the Trust currently consists of the following funds:
Institutional Select Money Market Fund, U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, Equity Growth Fund, Equity Value Fund, Equity Income Fund, Mid Cap Fund, Balanced Fund and International Growth Fund. Shares of the portfolios are offered through up to four separate classes of shares (Class A, B, I and S). All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.


The Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.


The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Fund. From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Fund, since the Fund may experience redemptions as a result of reallocations and have to sell portfolio securities or since the Fund may receive additional cash and have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Fund to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Trust's portfolios.


Trustees of the Trust

The management and affairs of the Trust are supervised by a Board of Trustees (the "Trustees") under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights


Each share held entitles a Shareholder of record to one vote. The Shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts

--------------------------------------------------------------------------------

business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.


Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to Summit Bank, 214 Main Street, Third Floor, Hackensack, New Jersey 07601, Attn: Bank Investments or to the Money Desk at 1-800-243-8550.

Dividends

The net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Fund in additional shares on or about the first Business Day of the following month, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. Currently, capital gains of the Fund, if any, are distributed at least annually. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS


The following is a description of the permitted investments for the Fund.


ILLIQUID SECURITIES--Illiquid securities are securities which cannot be disposed of within seven Business Days at approximately the price at which they are being carried on the Fund's books. Not more than 10% of the net assets of the Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

--------------------------------------------------------------------------------

                                                                  April 30, 1998


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means that they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). Investments in second tier securities are subject to the further constraints that (i) not more than 5% of the Fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three Business Days. A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and maturity that have a short-term rating. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

--------------------------------------------------------------------------------

TABLE OF CONTENTS


Summary.................................2
Expense Summary.........................3
Financial Highlights....................4
The Trust...............................5
Investment Objective and Policies.......5
Investment Limitations..................6
The Advisor.............................6
The Administrator.......................6
The Transfer Agent......................7
The Shareholder Servicing Agent.........7
The Distributor.........................7
Purchase and Redemption of Shares.......7
Computation of Yield....................9
Taxes...................................9
General Information....................11
Description of Permitted Investments...12

The Pillar Funds and Pillar are
registered service marks of Summit
Bank. Your Investment Foundation and
the stylized "P" logo are service marks
of Summit Bank. Reach Higher, Summit,
Summit Bancorp and Summit Financial
Services Group are registered service
marks of Summit Bancorp. Summit
Bank is a service mark of Summit
Bancorp.

                                    Advisor:

                                     [LOGO]

                                  Distributor:

                        SEI Investments Distribution Co.
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782


PIL-F-024-02



                                     [LOGO]

                                The Pillar Funds
                           Your Investment Foundation

                                     [LOGO]

                                 U.S. Treasury
                                Securities Plus
                               Money Market Fund

                                 April 30, 1998

                                THE PILLAR FUNDS
                               Investment Advisor:
                   Summit Bank Investment Management Division,
                            a division of Summit Bank

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Pillar Funds (the "Trust") and should be read in conjunction with the Trust's Prospectuses dated April 30, 1998, as may be amended or supplemented from time to time, for the following: U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market, Prime Obligation Money Market, Institutional Select Money Market, Tax-Exempt Money Market, Fixed Income, Intermediate-Term Government Securities, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Balanced, Equity Growth, Equity Value, Equity Income, Mid Cap and International Growth Funds. Prospectuses may be obtained through the Distributor, SEI Investments Distribution Co., Oaks, PA 19456, or by calling 1-800-932-7782.


                                TABLE OF CONTENTS
The Trust.................................................................. S-3
Year 2000 Issue............................................................ S-4
Investment Objectives and Policies......................................... S-4
         Description of Permitted Investments.............................. S-4
         Investment Limitations............................................S-14
Management of the Trust....................................................S-17
         Trustees and Officers.............................................S-17
         The Advisor.......................................................S-20
         The Sub-Advisor...................................................S-21
         The Administrator.................................................S-22
         Custodians........................................................S-23
Fund Transactions..........................................................S-23
         Trading Practices and Brokerage...................................S-23
The Distributor and the Distribution Plans.................................S-28
Performance................................................................S-33
         Computation of Yield..............................................S-33
         Calculation of Total Return.......................................S-35
Purchase and Redemption of Shares..........................................S-38
Shareholder Services.......................................................S-39
Determination of Net Asset Value...........................................S-39
General Information and History............................................S-41
         Description of Shares.............................................S-41
         Shareholder Liability.............................................S-47
         Limitation of Trustees' Liability.................................S-47
Taxes......................................................................S-47
         Federal Taxes.....................................................S-47
         State Taxes.......................................................S-51
Legal Matters..............................................................S-51
Experts....................................................................S-51
Financial Statements.......................................................S-51
Appendix................................................................... A-1
         Description of Ratings ........................................... A-1



April 30, 1998

PIL-F-027-03

The Pillar Funds and Pillar are registered service marks of Summit Bank. Your Investment Foundation and the stylized "P" logo are service marks of Summit Bank. Reach Higher, Summit, Summit Bancorp and Summit Discount Brokerage are registered service marks of Summit Bancorp. Summit Bank is a service mark of Summit Bancorp.

                                    THE TRUST

The Trust is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. This Statement of Additional Information relates to the shares of the Trust's:

                   Fund                                   Classes
                   ----                                   -------

U.S. Treasury Securities Plus Money Market Fund    N/A
----------------------------------------------------------------------------------
Institutional Select Money Market Fund             N/A
----------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund         I/A
----------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                       I/A
----------------------------------------------------------------------------------
New Jersey Municipal Securities Fund               I/A
----------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund             I/A
----------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund       I/A
----------------------------------------------------------------------------------
Fixed Income Fund                                  I/A/B
----------------------------------------------------------------------------------
Equity Growth Fund                                 I/A/B
----------------------------------------------------------------------------------
Equity Value Fund                                  I/A/B
----------------------------------------------------------------------------------
Equity Income Fund                                 I/A/B
----------------------------------------------------------------------------------
International Growth Fund                          I/A/B
----------------------------------------------------------------------------------
Balanced Fund                                      I/A/B
----------------------------------------------------------------------------------
Prime Obligation Money Market Fund                 I/A/B/S
----------------------------------------------------------------------------------
Mid Cap Fund                                       I
----------------------------------------------------------------------------------



Shareholders may purchase shares of the Funds through the different classes as indicated above. The different classes provide for variations in distribution and transfer agent costs, voting rights and dividends. In addition, a sales load is imposed on the sale and/or redemption of Class A and Class B Shares of certain of the Funds. See "Description of Shares."

                                YEAR 2000 ISSUE

The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust is in the process of asking its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it is devoting significant resources to prevent, and it expects its system to accommodate the year 2000 without, material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.





                       INVESTMENT OBJECTIVES AND POLICIES

DESCRIPTION OF PERMITTED INVESTMENTS

Asset Backed Securities. The Fixed Income, Equity Growth and Balanced Funds may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These securities, like mortgage-backed securities, represent ownership of a pool of obligations. The payment of principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, these issues typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, due to the manner in which the issuing organizations may perfect their interests in their respective obligations, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect a security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, the possibility exists that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owned on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset but is generally less than the prepayment risk associated with mortgage-backed securities.

The development of non-mortgage asset-backed securities is at an earlier stage than that of mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for non-mortgage asset-backed securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Advisor intends to limit purchases of non-mortgage asset-backed securities to a securities that are readily marketable at the time or purchase.

Foreign Securities. The Fixed Income, Equity Growth and International Growth Funds may invest in the securities of foreign issuers. In addition, the Equity Growth, Equity Value, Equity Income, Mid Cap, Balanced and International Growth Funds may invest in American Depositary Receipts, American Depositary Shares and New York Shares, and each reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currencies, except for the International Growth Fund which will invest at least 65% of its assets in foreign equity securities. The Equity Growth and International Growth Funds may also invest in European Depositary Receipts, Continental Depositary Receipts and Global Depositary Receipts. These instruments may subject the Funds to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in currency exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commission than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign markets may be characterized by lower liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

Forward Foreign Currency Contracts. The International Growth Fund may invest in forward foreign currency contracts. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security in a foreign currency, the Fund may enter into a foreign forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when the Sub-Advisor anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.

Lower Rated Securities. The Equity Growth and International Growth Funds may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. These securities are rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Services, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Limited ("IBCA") and Thomson BankWatch ("Thomson"). These ratings indicate that the obligations are speculative and may be in default. See the Appendix for a description of the foregoing agencies' ratings. In addition, the Funds may invest in unrated securities subject to the restrictions stated in the Prospectus.

     Certain Risk Factors Relating to High-Yield, High-Risk Securities. The descriptions below are intended to supplement the discussion in the Prospectus under "Risk Factors."

     Growth of High-Yield Bond, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

     Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

     Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would likely have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

     Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     Legislation. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

     Taxes. The Funds may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to Shareholders.

Illiquid Securities. All Funds may invest in illiquid securities up to the limits described in the appropriate prospectus. An illiquid security is a security which cannot be disposed of within seven days in the usual course of business at approximately the price at which it is being carried on a Fund's books, and includes repurchase agreements maturing in more than seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

Mortgage-Backed Securities. Each of the Funds except the U.S. Treasury Securities Money Market and U.S. Treasury Securities Plus Money Market Funds may invest in mortgage- backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal

Home Loan Mortgage Corporation ("FHLMC"). In addition, the Fixed Income Fund may invest in privately issued mortgage-backed securities. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

CMOs. The Fixed Income and Balanced Funds may also invest in mortgage-backed securities issued by non-governmental entities. The mortgage-backed securities these Funds may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the two top categories by S&P or Moody's and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage "pay-through" bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and "mortgage-backed" bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed by U.S. Government agencies or instrumentalities.

REMICs. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine the average maturity of a Fund, the Advisor will use an estimate of the average life of a mortgage-backed security. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Advisor will be the actual average life.

Municipal Securities. The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may invest in the following:

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Municipal bonds consist of general obligation bonds, revenue or special obligation bonds and private activity bonds, the interest paid on which is excludable from federal income tax. Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low-income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues and is dependent solely on the ability of the facility's operator to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

The Funds may also purchase variable and floating rate demand notes and synthetic variable rate demand notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund involved can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a creditworthy financial institution or the payment obligation otherwise will be collateralized by U.S. Government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or a participation interest or demand note with a demand feature exceeding seven days may be deemed to be an illiquid security subject to each Fund's investment limitations restricting its purchases of illiquid securities to not more than 15% (10% with respect to the Tax-Exempt Money Market Fund) of its total assets. The Advisor may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings applicable to each Fund and satisfy other applicable requirements.

New Jersey Municipal Securities and Special Considerations Relating Thereto. The New Jersey Municipal Securities Fund invests primarily in the obligations of New Jersey State government and various local governments, including counties, cities, special districts, agencies and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.


The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's
Ratings Group, respectively.

Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares very favorably. For most of the last two decades, the State's general obligation bonds have enjoyed the highest rating by either Moody's Investors Service, Inc. or Standard & Poor's. In the early 1990s, however, both Moody's and Standard & Poor's both slightly downgraded the State's credit rating to the high "AA" level due to an economy and state finances weakened by recession. In general, New Jersey's high credit quality over time reflects the strong growth and diversification of its economy, a moderate debt position, wealth levels much higher than the national average, and a historically sound and stable financial position.

New Jersey's economy continues to gradually emerge from the depths of the 1990-92 national recession. Between 1989 and 1992, the State lost 8.7% of its employment total or about one job in 12. Significant job losses occurred in the construction, manufacturing, wholesale and retail trades, and in financial and real estate services. The only sectors to experience growth during the period were the healthcare and government sectors. Unemployment rates exceeded the national averages and reached a high of 9.8% in July of 1992. Economic variables indicate a slowly improving New Jersey economy, as evidenced by a decrease in the unemployment rate since 1993. However, this progress could be mitigated by layoffs in the pharmaceutical industry and AT&T, New Jersey's largest employer.

The most recent cyclical weakening of the New Jersey economy follows an unprecedented period of diversification and growth for the State in the 1980s. Like many other northeastern and "rust-belt" states, New Jersey's economy declined during the 1970s. This set the stage for a remarkable period of transformation in the 1980s. The State economy changed from a manufacturing-dominated base to an economy balanced among manufacturing, trade and services, closely mirroring the U.S. economy. Population growth exceeded the regional average during this time, and growth in employment and income outpaced the U.S. average. This growth occurred not only in the developed northeastern and Delaware River Valley areas, but also in central New Jersey around Princeton and the Atlantic coastal region. Despite the recession of 1990 to 1992, New Jersey remains a wealthy state, and continues to be the second wealthiest after Connecticut. Per capita state income is over a third higher than the U.S. average.

The State's debt burden is moderate in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues and stepped up debt issuance to stimulate a weakened economy. Tax-supported debt as measured against income and population is close to average levels among the states. Debt retirement is rapid even though debt service has a modest claim on State revenues. New debt issuance is expected to be manageable.

After a decade of sound financial operations in the 1980s, characterized by robust increases in revenues and fund balances, the State faced several years of budgetary distress in the early 1990s. Declining tax revenues and swelling expenditures for Medicaid, public assistance, and corrections generated repeated budget gaps that the State was able to close only by utilizing non-recurring revenue sources. Continued high credit quality will depend on the resolve of State leaders and taxpayers to maintain fiscal balance while diminishing a reliance on one-time revenue sources. Most recently an improving state and national economy has resulted in increased revenues and some moderation in budgeting strain. However, the significant income tax cuts recently enacted in the State may prove to strain state finances if an economic slowdown were to occur.

A positive credit factor for local government in New Jersey is the strong State oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In general, the high level of wealth and the strong economic base in the State have resulted in credit quality for local government that is among the highest in the U.S. In addition, the State guarantees the debt service of many local government bond issues. As state finances remain under pressure, however, local governments may see levels of state aid reduced, a development that could result in a dilution of local credit quality. Successful tax appeals by property owners in many municipalities have also reduced revenues for some local governments.

Despite the strengths of New Jersey credit quality, there are risks. New Jersey has a number of older urban centers, including Newark and Camden, that present a continuing vulnerability with respect to economic and social problems. The State is facing educational finance reforms which could affect the credit quality of certain school districts as well as state financial operations. State taxes were increased in 1990 to balance the State's budget and then reduced in 1992 after a "taxpayer revolt" reversed the political power balance in the state legislature. Finally, overbuilding in the residential and commercial real estate sector has weakened property values as well as the general health of the construction industry and related financial institutions.

Pennsylvania Municipal Securities and Special Considerations Relating Thereto. The Pennsylvania Municipal Securities Fund invests primarily in the obligations of Pennsylvania state government, state agencies and various local governments, including counties, cities, townships, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and state agencies, including general obligation and revenue bonds, lease debt, and notes, compares slightly unfavorably. During most of the last two decades, Pennsylvania's general obligation bonds have been rated just below this average by both rating agencies. Nonetheless, during this period Pennsylvania's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt. Recently, the State's rating was upgraded by Moody's Investors Service and the State now has ratings of "Aa3"/"AA-".


Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government. Tax-supported debt is only slightly above average state levels on a per capita basis and as a percent of state personal income. Over the past two decades, this debt burden has improved considerably in Pennsylvania, and debt continues to be rapidly retired, while state borrowing plans are modest.

In the past twenty years, Pennsylvania's economy has undergone a healthy, though traumatic, transformation. Manufacturing employment has declined from 35% of total state employment in 1970 to 17.9% of total employment in 1995, only slightly above the U.S. average. Growth in service sector jobs offset the loss of manufacturing jobs, and Pennsylvania's economy is now much more closely aligned with the national economy. In the future, economic booms and busts should be milder than in the past and more closely follow national averages. The positive change in the economy has not been without costs. Growth levels in employment, population and personal income lagged behind U.S. averages in the 1980s. During this period, per capita personal income slipped to about the U.S. average. Many communities dominated by a single industry were particularly hurt, and recent growth in the state economy has bypassed much of the state outside of the immediate Philadelphia and Pittsburgh metropolitan areas. As a result, the credit quality of these areas is often marginal.

During the 1991-1992 national economic recession, Pennsylvania fared a bit worse than the U.S. average, but better than many neighboring Northeastern and Mid-Atlantic states. Led by continuing declines in manufacturing, employment decreased about 4%, or double the U.S. loss rate. Pennsylvania has subsequently experienced economic recovery in line with the U.S. More recently, the State's economy has shown some growth with current unemployment rates approximating those of the nation.

Fiscally, Pennsylvania has historically maintained balanced budgets, a result of sound and conservative budgeting policies. During the period of economic growth in the late 1980s, operating surpluses were recorded, and a "rainy day" fund was established. That recent recession tested these policies, but the Commonwealth emerged from the recession with its finances and credit quality intact. In 1990 and 1991, as the recession worsened, budget balances were eliminated, and the Commonwealth ended fiscal 1991 in a deficit position. However, a combination of expenditure restraint and broad-based tax increases enabled the Commonwealth to end 1992 with a surplus. Finances are now stable and healthy, and the State has a comfortable accumulated surplus. Due to this improvement, cash flow borrowing has been substantially reduced. Tax revenue is coming in above forecasted levels.

The risk factors in Pennsylvania's credit quality may be summarized as slow growth, an aging population, average income, and a continuing challenge to maintain balanced budgets. In addition, a number of local governments in the Commonwealth, most notably Philadelphia, face continuing fiscal stress, and were unable to address serious economic, social and healthcare problems within revenue constraints. Philadelphia's credit prospects have recently improved significantly but remain a challenge to the credit quality of Pennsylvania, longer term.

 INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

 1. Acquire more than 10% of the voting securities of any one issuer, with the exception of the International Growth Fund which may invest more than 5% of its total assets in the securities of a single issuer.

 2. Invest in companies for the purpose of exercising control; provided, that this limitation does not apply to the Equity Growth Fund.

 3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

 4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

 5. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts; provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which own or invest in real estate, or commodities or commodities contracts; and provided that the Equity Growth Fund and the International Growth Fund can invest in futures contracts, commodities and commodities contracts.

 6. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

 7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

 8. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. Under these rules and regulations, as currently in effect, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the Fund's total assets.

 9. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

10. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities; provided that limitation does not apply to the Equity Growth Fund.

Non-Fundamental Policies. The following investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.


No Fund may:

1. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases; provided that this limitation does not apply to the Equity Growth Fund.

2. Except for the Equity Growth Fund and the International Growth Fund, write or purchase puts, calls, options, warrants, or combinations thereof; except that (i) the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may purchase securities subject to a put and (ii) the Equity Value, Equity Income, Mid Cap and Balanced Funds may purchase warrants. However, the Equity Value, Equity Income, Mid Cap and Balanced Funds each may not invest more than 5% of its net assets in warrants; provided that of this 5%, no more than 2% may be in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

The following non-fundamental policies are additional policies with respect to the Equity Growth Fund only.

The Equity Growth Fund may not:

1. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

2.   Invest in companies for the purpose of exercising control.

The foregoing percentages apply at the time of the purchase of a security.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed by SEI Investments Distribution Co.

JAMES B. GRECCO - Trustee - Date of Birth: 02/17/33 - President, Grecco Auto Body Inc. (1986 - present); President, Grecco Auto Imports, Inc. (1970 - present); President, Joyce Motor Corp. (1979 - present); President, Grecco Auto Leasing Inc. (1964 - present); President, Grecco Lincoln Mercury Inc. (1964 - present).

CHRISTINE H. YACKMAN - Trustee - Date of Birth: 12/30/61 - Executive and Corporate Officer, Edgeboro Disposal, Inc. and Affiliated Companies (1991 - present); Officer Manager, Herbert Sand Co., Inc. (1981 - 1986).

ARTHUR L. BERMAN - Trustee - Date of Birth: 07/27/27 - President of Bertek, Inc. (1972- 1994).

RAY KONRAD - Trustee - Date of Birth: 09/17/36 - Chairman and Chief Executive Officer of American Compressed Gases, Inc. (1961 - present).


THOMAS D. SAYLES, Jr. -Trustee* - Date of Birth: 01/16/32 - Consultant (1995 - present); Chairman of Summit Bank (1971-1995).

ROBERT A. NESHER - Chairman of the Board of Trustees* - Date of Birth: 08/17/46 Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds(R), The Expedition Funds, Marquis Funds(R), Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

KEVIN P. ROBINS - Vice President and Assistant Secretary - Date of Birth:
04/15/61 - Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator and Distributor since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

KATHRYN L. STANTON - Vice President and Assistant Secretary - Date of Birth:
11/19/58 General Counsel, Investment Systems and Services since 1997. Deputy General Counsel of SEI Investments since 1996. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

RICHARD W. GRANT - Secretary - Date of Birth: 10/25/45 - 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.

SANDRA K. ORLOW - Vice President and Assistant Secretary - Date of Birth:
10/18/53 - Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

MARK E. NAGLE - Controller and Chief Financial Officer - Date of Birth: 10/20/59
- Vice President of Fund Accounting and Administration for SEI Fund Resources and Vice President of the Administrator since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.

TODD B. CIPPERMAN - Vice President and Assistant Secretary - Date of Birth:
02/14/66 - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

JOSEPH M. O'DONNELL -Vice President and Assistant Secretary - Date of Birth:
01/13/54 - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc. (1993-1997). Staff Counsel and Secretary, Provident Mutual Family of Funds (1990-1993).

LYDIA A. GAVALIS -Vice President and Assistant Secretary - Date of Birth:
06/5/64 - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (1989-1998).

LYNDA J. STRIEGEL -Vice President and Assistant Secretary - Date of Birth:
10/30/48 - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc. (1997-1998). Partner, Groom and Nordberg, Chartered (1996-1997). Associate General Counsel, Riggs Bank, N.A. (1991-1995).

KATHY HEILIG -Vice President and Assistant Secretary - Date of Birth: 12/21/58 - Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investments Company since 1995; Vice President of SEI Investments Company since 1991; Director of Taxes of SEI Investments Company 1987 to 1991; Tax Manager -Arthur Anderson LLP prior to 1987.

--------------------
*    "Interested person" within the meaning of the 1940 Act.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for Trustees who are not affiliated with the Administrator. During the fiscal year ended December 31, 1997, the Trust paid approximately $54,000 in fees to the unaffiliated Trustees. Compensation of officers and Trustees of the Trust affiliated with the Administrator is paid by the Administrator.


                                                Compensation Table

--------------------------------------------------------------------------------------------------------------------------
Name of Person,           Aggregate              Pension or Retirement    Estimated Annual         Total Compensation
Position                  Compensation From      Benefits Accrued As      Benefits Upon            From Registrant and
                          Registrant(1)          Part of Fund Expenses    Retirement               Fund Complex Paid to
                                                                                                   Trustees for the Fiscal
                                                                                                   Year Ended
                                                                                                   December 31, 1997(2)
--------------------------------------------------------------------------------------------------------------------------
Arthur L. Berman,         $12,000                N/A                      N/A                      $12,000 for services on
Trustee                                                                                            1 board
--------------------------------------------------------------------------------------------------------------------------
Ray Konrad, Trustee       $12,000                N/A                      N/A                      $12,000 for services on
                                                                                                   1 board
--------------------------------------------------------------------------------------------------------------------------
James B. Grecco,          $12,000                N/A                      N/A                      $12,000 for services on
Trustee                                                                                            1 board
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name of Person,           Aggregate              Pension or Retirement    Estimated Annual         Total Compensation
Position                  Compensation From      Benefits Accrued As      Benefits Upon            From Registrant and
                          Registrant(1)          Part of Fund Expenses    Retirement               Fund Complex Paid to
                                                                                                   Trustees for the Fiscal
                                                                                                   Year Ended
                                                                                                   December 31, 1997(2)
--------------------------------------------------------------------------------------------------------------------------
Christine H. Yackman,     $12,000                N/A                      N/A                      $12,000 for services on
Trustee                                                                                            1 board
--------------------------------------------------------------------------------------------------------------------------
Thomas D. Sayles, Jr.,    $6,000                 N/A                      N/A                      $6,000 for services on
Trustee(3),(4)                                                                                     1 board
--------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher,         $0                     N/A                      N/A                      $0
Trustee(3)
--------------------------------------------------------------------------------------------------------------------------

(1)  Amounts do not include travel expenses.

(2) There are no other investment companies in the "Fund Complex" (as that term is defined in the Securities and Exchange Act of 1934, as amended).

(3)  Messrs. Sayles and Nesher are "interested persons" as defined in the 1940
     Act.

(4)  Elected to Board on August 21, 1997.

THE ADVISOR

The Trust and Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisor will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of that Fund, on not less than 30 days', nor more than 60 days', written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Glass-Steagall Act restricts the securities activities of banks such as Summit Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

For the fiscal years ended December 31, 1995, 1996 and 1997, the Funds paid the following advisory fees:

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Fees Paid                                    Fees Waived
                Fund                        ---------------------------------------------------------------------------------------
                                             1995 (000)        1996           1997          1995 (000)        1996           1997
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund  $1,379,851      $1,483,256      $1,647,200       $11,367         $13,685        $74,551
-----------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund            $775,370      $1,249,323      $1,494,179       $11,245         $59,285        $58,224
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                  $169,810        $235,721        $249,145       $28,362         $19,962        $13,948
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Select Money Market Fund           *               *              $9,681         *               *             $9,249
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money            $43,958         $35,739         $36,157       $41,490         $65,612        $78,082
Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                             $549,172        $548,757      $1,152,778      $116,572        $132,719       $275,261
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund           $68,649        $169,521        $629,451      $214,460        $117,210       $193,912
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund          $0              $0            $173,734       $18,779         $23,653        $55,630
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government                  $112,419        $164,062        $159,825       $77,884         $20,823        $49,402
Securities Fund
-----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                               *               *            $809,370         *               *           $460,947
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                             $367,084        $503,319      $1,149,769      $208,115        $300,124       $610,793
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                            $208,394        $282,807        $587,414      $135,831        $181,061       $365,524
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                  $191,285        $228,182        $241,395      $129,856        $149,082       $151,223
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                 $166,657        $161,262        $133,549      $115,294        $110,920       $117,387
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                      $15,494        $103,626        $129,179       $25,007         $30,671        $31,555
-----------------------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

THE SUB-ADVISOR

The Advisor and Wellington Management Company, LLP, which acts as investment sub-advisor to the International Growth Fund (the "Sub-Advisor"), have entered into a sub-advisory agreement (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Sub-Advisory Agreement, after 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory

Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund by a majority of the outstanding shares of the Fund on not less than 30 days', nor more than 60 days', written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days' written notice to the Trust.

For the fiscal periods ended December 31, 1995, 1996 and 1997, the Sub-Advisor received the following fees from the Advisor:

----------------------------------------------------------------------------------------------------------------------
                                                  Fees Paid                                   Fees Waived
             Fund                  -----------------------------------------------------------------------------------
                                     1995           1996          1997           1995             1996            1997
----------------------------------------------------------------------------------------------------------------------
International Growth Fund          $12,151         $81,600      $96,000         $12,151            $0              $0
----------------------------------------------------------------------------------------------------------------------


THE ADMINISTRATOR

The Trust and SEI Fund Resources (the "Administrator") are parties to an Administration Agreement. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement; thereafter shall continue in effect for a period of three years; and thereafter for successive periods of two years subject to review at least annually by the Trustees of the Trust. The Administration Agreement is also subject to termination by either party on not less than 90 days' written notice to the other party.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The

PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

For the fiscal years ended December 31, 1995, 1996 and 1997, the Funds paid the following administrative fees:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Fees Paid                                 Fees Waived
                 Fund                             ---------------------------------------------------------------------------------
                                                    1995            1996           1997           1995          1996           1997
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities Money Market Fund        $794,951        $855,185       $984,420          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                $449,500        $747,383       $887,094          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                      $112,391        $146,103       $150,340          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund   $199,381        $235,806       $266,568          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Select Money Market Fund               *               *            $19,094           *             *             $0
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                 $221,916        $227,160       $476,002          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund               $56,645         $86,863       $274,456        $33,587       $8,714           $0
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund              $0              $0            $76,478        $ 5,076       $7,884       $6,505
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund       $63,435         $61,629        $69,742          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                   *               *           $338,754           *             *             $0
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                 $153,388        $214,253       $469,484          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                 $91,794        $123,705       $254,120          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                       $85,638        $100,599       $104,699          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                      $75,188         $72,586        $66,885          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                           $8,100         $26,860        $32,086          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------------------------

CUSTODIANS

Summit Bank serves as the custodian of the Trust's assets. In addition, with respect to the International Growth Fund, The Bank of California, N.A. serves as sub-custodian for the Fund's assets maintained in foreign countries.


                                FUND TRANSACTIONS

TRADING PRACTICES AND BROKERAGE

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor and/or Sub-Advisor is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor and/or Sub-Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor and/or Sub-Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

The Advisor and/or Sub-Advisor selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Advisor's and/or Sub-Advisor's determination of what are reasonably competitive rates is based upon the professional knowledge of the Advisor's and/or Sub-Advisor's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty.

As described above, bonds, debentures and money market securities are bought and sold directly with a dealer without payment of a brokerage commission. In these instances, while there is no direct commission charged, there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Advisor and/or Sub-Advisor may allocate, out of all commission business generated by all of the funds and accounts under management by the Advisor and/or Sub-Advisor, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor and/or Sub-Advisor in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, higher commissions may be paid to brokers or dealers who provide brokerage and research services than to brokers or dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to brokers or dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such brokers or dealers are not, in general, higher than commissions that would be paid to brokers or dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to brokers or dealers who provide daily portfolio pricing services to the Trust or who have agreed to defray other Trust expenses such as custodian fees. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

For the fiscal year ended December 31, 1997, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

-------------------------------------------------------------------------------------------------------------------------------
                         Fund                            Total Dollar Amount of Brokerage       Total Dollar Amount of
                                                         Commissions for Research Services      Transactions Involving Directed
                                                                                                Brokerage Commissions for
                                                                                                Research Services
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund                            N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                                    N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                                          N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund                       N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
Institutional Select Money Market Fund
-------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                                     N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund                                  N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund                          N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                         Fund                            Total Dollar Amount of Brokerage       Total Dollar Amount of
                                                         Commissions for Research Services      Transactions Involving Directed
                                                                                                Brokerage Commissions for
                                                                                                Research Services
-------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                                                                           $0
-------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                                                          $0
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                                                                $0
-------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                                                               $0
-------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                                                                   $0
-------------------------------------------------------------------------------------------------------------------------------

The Advisor and/or Sub-Advisor may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions generally will be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Advisor and/or Sub-Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisor and/or Sub-Advisor may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.


It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or Summit Discount Brokerage Co., an affiliate of the Advisor, both of which are registered brokers or dealers, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the Securities and Exchange Commission (the "SEC"). Under these provisions, the Distributor or Summit Discount Brokerage Co. is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or Summit Discount Brokerage Co. to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal years ended December 31, 1995, 1996 and 1997, the Funds paid the following brokerage commissions:

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Brokerage Commissions               Amount Paid to SEI Investments(1)
                  Fund                           ----------------------------------------------------------------------------------
                                                   1995           1996            1997            1995          1996        1997
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities Money Market Fund          N/A            N/A             N/A             N/A          N/A        $2,134
-----------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                  N/A            N/A             N/A             N/A        $53,399     $47,306
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                        N/A            N/A             N/A             N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund     N/A            N/A             N/A             N/A        $16,774     $17,304
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Select Money Market Fund               *              *              N/A              *            *         $2,625
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                   N/A            N/A             N/A             N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund                N/A            N/A             N/A             N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund              N/A            N/A            $5,987           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund        N/A            N/A             N/A             N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                   *              *           $392,850            *            *          N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                $210,169        $289,752       $359,684         $13,000       $6,360       N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                $96,146        $194,728       $269,004            $750       $1,000       N/A
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                      $83,236        $129,497       $127,629            $660        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                     $35,560         $50,970        $57,835            $180       $1,008       N/A
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                         $44,707         $60,818        $61,452           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------


* An asterisk indicates that the Fund had not commenced operations for the period indicated.

(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.

     For the fiscal years indicated, the Funds paid the following brokerage commissions:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         % of Total    % of Total
                                                                        Total $ Amount of Brokerage      Brokerage     Brokerage
               Fund                     Total $ Amount of Brokerage     Commissions Paid to Affiliated   Commissions   Transactions
                                        Commissions Paid                Brokers                          Paid to the   Effected
                                                                                                         Affiliated    Through
                                                                                                         Brokers       Affiliated
                                                                                                                       Brokers
-----------------------------------------------------------------------------------------------------------------------------------
                                          1995     1996       1997        1995      1996       1997         1997          1997
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities Money             N/A      N/A        N/A         N/A       N/A        N/A          N/A           N/A
Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund         N/A      N/A        N/A         N/A       N/A        N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund               N/A      N/A        N/A         N/A       N/A        N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money        N/A      N/A        N/A         N/A     $16,774      N/A          N/A           N/A
Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Select Money Market Fund      *        *         N/A          *         *         N/A           *             *
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       % of Total      % of Total
                                                                   Total $ Amount of Brokerage         Brokerage       Brokerage
               Fund                Total $ Amount of Brokerage     Commissions Paid to Affiliated      Commissions     Transactions
                                   Commissions Paid                Brokers                             Paid to the     Effected
                                                                                                       Affiliated      Through
                                                                                                       Brokers         Affiliated
                                                                                                                       Brokers
                                         1995     1996       1997       1995       1996         1997         1997         1997
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                        $0        $0         $0         $0        $0            $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund     $0        $0         $0         $0        $0            $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund   $0        $0        $5,987      $0        $0            $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government             $0        $0         $0         $0        $0            $0           $0           $0
Securities Fund
-----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                       *         *       $392,850      *          *            $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                     $210,169  $289,752   $359,684    $13,100     $6,360        $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                     $96,146  $194,728   $269,004       $750     $1,000        $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                           $83,236  $129,497   $127,629       $660       $0          $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                          $35,560   $50,970    $57,835       $180     $1,008        $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund              $44,707   $60,818    $61,452         $0       $0          $0           $0           $0
-----------------------------------------------------------------------------------------------------------------------------------



* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. At December 31, 1997, the Balanced Fund held securities of the Trust's "regular brokers or dealers" as follows: $709,500 in common stock of Morgan Stanley Dean Witter.

                   THE DISTRIBUTOR AND THE DISTRIBUTION PLANS

SEI Investments Distribution Co., a wholly owned subsidiary of SEI Investments, and the Trust are parties to: a distribution agreement (the "Distribution Agreement") dated February 28, 1992 which applies to Class A Shares and Class I Shares of the Funds; a distribution and service agreement (the "Class B Distribution Agreement") dated February 20, 1997, which applies to the Class B Shares of the Funds; and a distribution agreement dated May 15, 1997 (the "Class S Distribution Agreement"), which applies to the Class S Shares of the Funds. The Distributor has an obligation to use its best efforts to distribute shares of the Fund on a continuous basis. The Distributor receives no compensation for distribution of Class I shares, although it does receive compensation pursuant to a distribution plan with respect to the U.S. Treasury Securities Plus Money Market Fund as described below.

The Distribution Agreement, the Class B Distribution Agreement and the Class S Distribution Agreement are renewable annually and may be terminated by the Distributor, the Qualified Trustees, or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party. "Qualified Trustees" are Trustees of the Trust who are not interested persons and have no financial interest in the Distribution Agreement, Class B Distribution Agreement, Class S Distribution Agreement or any related agreement or plan.

The Distribution Plan adopted by the U.S. Treasury Securities Plus Money Market Fund shareholders (the "Distribution Plan") provides that the Trust will pay the Distributor a fee of up to .03% of the Portfolio's average daily net assets which the Distributor can use to compensate brokers or dealers and service providers, including Summit Bank and its affiliates, which provide distribution related services to shareholders or their customers who beneficially own shares of the Fund.

The distribution plan for Class A Shares (the "Class A Distribution Plan") provides that the Trust will pay the Distributor a fee of up to .25% of the Class A Shares average daily net assets which the Distributor can use to compensate brokers or dealers and service providers, including Summit Bank and its affiliates, which provide distribution related services to Class A shareholders or their customers who beneficially own Class A Shares.

The distribution and service plan for Class B Shares (the "Class B Distribution Plan") provides that the Trust will pay the Distributor a Rule 12b-1 fee of up to .75% of the Class B Shares' average daily net assets, which the Distributor can use to compensate brokers or dealers and service providers, including Summit Bank and its affiliates, that provide distribution-related services to Class B Shareholders or their customers who beneficially own Class B Shares. In addition, the Class B Distribution Plan provides that the Trust will pay the Distributor a shareholder servicing fee of up to .25% of the Class B Shares, average daily net assets, which the Distributor can use to compensate service providers, including Summit Bank and its affiliates.

The distribution and service plan for Class S Shares (the "Class S Distribution Plan") provides that the Trust will pay the Distributor a Rule 12b-1 fee of up to .60% of the Class S Shares' average daily net assets, which the Distributor can use to compensate brokers or dealers, including Summit Bank and its affiliates, that provide distribution-related services to Class S Shares or their customers who beneficially own Class S Shares.

Services under the Distribution Plan, the Class A Distribution Plan, the Class B Distribution Plan and the Class S Distribution Plan (collectively, the "Plans") may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted each Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

Continuance of each Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. Each Plan requires that quarterly written reports of amounts spent under the respective Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. No Plan may be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of a Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The following Funds imposed a front-end sales charge upon their Class A shares in the amounts shown for the fiscal years ended December 31, 1995, 1996 and 1997:

----------------------------------------------------------------------------------------------------------------------------
              Fund                             Dollar Amount of Loads                        Dollar Amount of Loads
                                                                                           Retained by SEI Investments
                                         -----------------------------------------------------------------------------------
                                          1995            1996             1997            1995          1996         1997
----------------------------------------------------------------------------------------------------------------------------

Fixed Income Fund                        $54,106         $45,951         $52,218          $2,113        $6,252         $730
----------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund     $75,388         $26,191         $17,033          $3,083        $3,531       $1,995
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund      $560            $648          $1,877             $36           $72         $221
----------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government             $54,745         $19,783            $0            $1,768        $2,774          $0
Securities Fund
----------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                         *               *              $1,275           *              *            $122
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
              Fund                             Dollar Amount of Loads                        Dollar Amount of Loads
                                                                                           Retained by SEI Investments
                                         -----------------------------------------------------------------------------------
                                          1995            1996             1997            1995          1996         1997
----------------------------------------------------------------------------------------------------------------------------

Equity Value Fund                       $133,599         $57,084         $81,148          $4,978        $8,140       $9,933
----------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                      $111,481         $99,330         $75,235          $4,040       $13,726       $8,933
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                             $46,673         $18,446          $1,495          $1,351        $2,605         $215
----------------------------------------------------------------------------------------------------------------------------
Balanced Fund                            $54,484         $38,379         $27,531          $1,315        $5,421       $3,510
----------------------------------------------------------------------------------------------------------------------------
International Growth Fund                $17,356         $13,212            $830            $673        $1,868          $91
----------------------------------------------------------------------------------------------------------------------------


* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

The U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund and Tax-Exempt Money Market Fund offer Class A Shares without a sales charge, and therefore, no information is provided with respect to such Funds. Class B Shares do not impose front-end sales charges. Class S Shares and Class I Shares, the U.S. Treasury Securities Plus Money Market Fund and the Institutional Select Money Market Fund do not impose sales charges.

The following Funds imposed a CDSC sales charge upon their Class B shares in the amounts shown for the fiscal years ended December 31, 1995, 1996 and 1997:

----------------------------------------------------------------------------------------------------------------------------
              Fund                             Dollar Amount of Loads                        Dollar Amount of Loads
                                                                                           Retained by SEI Investments
                                         -----------------------------------------------------------------------------------
                                          1995            1996             1997            1995          1996         1997
----------------------------------------------------------------------------------------------------------------------------

Prime Obligation Money Market Fund       *               *                  *            *              *              *
----------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                        *               *                  *            *              *              *
----------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                        *               *                  $0           *              *              $0
----------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                       *               *                  $0           *              *              $0
----------------------------------------------------------------------------------------------------------------------------
Balanced Fund                            *               *                  $0           *              *              $0
----------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                       *               *                  $0           *              *              $0
----------------------------------------------------------------------------------------------------------------------------
International Growth Fund                *               *                  $0           *              *              $0
----------------------------------------------------------------------------------------------------------------------------



* An asterisk indicates that the Class B Shares of the Fund had not commenced operations as of the period indicated.

For the fiscal year ended December 31, 1997, the Class A Shares of the Funds incurred the following distribution expenses:

-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Distribution    Total Distribution
                                                    Expenses            Expenses (as a %   Sales Expenses     Printing        Other
                        Fund                                             of net assets)                         Costs         Costs
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund          $14,348                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                  $37,039                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                        $13,218                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                   $10,656                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund                $45,335                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund              $891                      .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund        $4,749                    .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                  $425                      .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                   $30,599                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                  $36,993                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                        $13,217                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                       $24,118                   .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                           $1,806                    .25%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 1997, the Class B Shares of the Funds incurred the following distribution expenses:


-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Distribution    Total Distribution
                                                    Expenses            Expenses (as a %   Sales Expenses     Printing        Other
                        Fund                                             of net assets)                         Costs         Costs
-----------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                       $0                  1.00%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                    $1,109                  1.00%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                   $16,331                  1.00%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                  $23,145                  1.00%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                       $11,123                  1.00%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                     $664                  1.00%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                              $467                  1.00%              N/A              N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 1997, the Class S Shares of the Prime Obligation Money Market Fund incurred the following distribution expenses:

-------------------------------------------------------------------------------------------------------------------------------
                                          Total        Total Distribution
                                       Distribution     Expenses (as a %      Sales Expenses    Printing Costs      Other Costs
                                         Expenses        of net assets)
-------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund       $18,426              .35%                 N/A               N/A                N/A
-------------------------------------------------------------------------------------------------------------------------------

Class I Shares do not have distribution expenses.

For the fiscal year ended December 31, 1997, the U.S. Treasury Securities Plus Money Market Fund incurred the following distribution expenses:

-------------------------------------------------------------------------------------------------------------------------------
                                          Total        Total Distribution
                                       Distribution     Expenses (as a %      Sales Expenses    Printing Costs      Other Costs
                                         Expenses        of net assets)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus            $22,842             .03%                  N/A               N/A                N/A
Money Market Fund
-------------------------------------------------------------------------------------------------------------------------------


                                   PERFORMANCE

COMPUTATION OF YIELD

Money Market Funds. From time to time the U.S. Treasury Securities Money Market, U.S. Treasury Securities Plus Money Market, Prime Obligation Money Market, Tax-Exempt Money Market and Institutional Select Money Market Funds advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return

+ 1) 365/7)] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The Tax-Exempt Money Market Fund may also calculate its tax equivalent yield as described under "Other Yields" below.

For the 7-day period ended December 31, 1997, the Money Market Funds' current, effective and tax-equivalent yields were as follows:

----------------------------------------------------------------------------------------------------------------------
Fund                                                  Class       Current Yield     Effective Yield     Tax-Equivalent
                                                                       (%)                (%)               Yield
                                                                                                             (%)
----------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities Money Market Fund               I            4.64                4.74               N/A
                                                      ----------------------------------------------------------------
                                                         A            4.38                4.47               N/A
----------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                       I            5.14                5.27               N/A
                                                      ----------------------------------------------------------------
                                                         A            4.88                5.00               N/A
                                                      ----------------------------------------------------------------
                                                         B            1.33                1.34               N/A
                                                      ----------------------------------------------------------------
                                                         S            4.79                4.90               N/A
----------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                             I            3.22                3.27               5.37
                                                      ----------------------------------------------------------------
                                                         A            2.97                3.01               4.95
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund         N/A           4.85                4.97               N/A
----------------------------------------------------------------------------------------------------------------------
Institutional Select Money Market Fund                  N/A           5.51                5.66               N/A
----------------------------------------------------------------------------------------------------------------------


Other Yields. The Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, Equity Value, Equity Income, Mid Cap, Balanced and International Growth Funds may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[{(a-b)/cd + 1}6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The tax equivalent yield for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of federal income taxes at a rate of 39.6% and, if applicable, New Jersey income taxes at a rate of 6.37% and Pennsylvania income taxes at a rate of 2.8%).


Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

For the 30-day period ended December 31, 1997 the yields on the Fixed Income Funds were as follows:


--------------------------------------------------------------------------------------------
Fund                                            Class          Current        Tax Equivalent
                                                                Yield              Yield
                                                                 (%)                (%)
--------------------------------------------------------------------------------------------
Fixed Income Fund                                 I              5.83               N/A
                                                --------------------------------------------
                                                  A              5.33               N/A
                                                --------------------------------------------
                                                  B              5.22               N/A
--------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund              I              3.89              7.20
                                                --------------------------------------------
                                                  A              3.60              6.67
--------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund            I              4.22              7.28
                                                --------------------------------------------
                                                  A              3.85              6.64
--------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund      I              5.50               N/A
                                                --------------------------------------------
                                                  A              5.04               N/A
--------------------------------------------------------------------------------------------



CALCULATION OF TOTAL RETURN

From time to time, the Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, Equity Growth, Equity Value, Equity Income, Mid Cap, Balanced and International Growth Funds may advertise total return on an "average annual total return" basis and on an "aggregate total return" basis for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Aggregate total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical

$1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P)-1.

The calculation of total return assumes reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. In addition, the maximum sales charge for each Fund is deducted from the initial $1,000 payment. Total return may also be shown without giving effect to any sales charges.

Based on the foregoing, the average total returns for the Funds from inception through December 31, 1997 were as follows:

---------------------------------------------------------------------------------------------------------------------
                   Fund                            Class                        Average Annual Total Return
                                                                      -----------------------------------------------
                                                                      One Year       Five       Ten         Since
                                                                                     Year       Year     Inception(1)
---------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                               I                       7.78         6.48        **          7.15
                                              -----------------------------------------------------------------------
                                                A (no load)             7.41         6.17        **          6.85
                                              -----------------------------------------------------------------------
                                                A (load)                2.87         5.26        **          6.06
                                              -----------------------------------------------------------------------
                                                B (no load)              **           **         **          9.61
                                              -----------------------------------------------------------------------
                                                B (load)                 **           **         **           .68
---------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund            I                       6.76         5.85        **          6.21
                                              -----------------------------------------------------------------------
                                                A (no load)             6.31         5.50        **          5.83
                                              -----------------------------------------------------------------------
                                                A (load)                3.13         4.86        **          5.26
---------------------------------------------------------------------------------------------------------------------
                                                I                       7.18          **         **          5.04
                                              -----------------------------------------------------------------------
Pennsylvania Municipal Securities Fund          A (no load)             6.63          **         **          4.79
                                              -----------------------------------------------------------------------
                                                A (load)                3.48          **         **          4.10
---------------------------------------------------------------------------------------------------------------------
                                                I                       6.96         5.53        **          5.85
                                              -----------------------------------------------------------------------
Intermediate-Term Government Securities Fund    A (no load)             6.60         5.23        **          5.58
                                              -----------------------------------------------------------------------
                                                A (load)                2.36         4.37        **          4.82
---------------------------------------------------------------------------------------------------------------------
                                                I                        **           **         **         14.17
                                              -----------------------------------------------------------------------
                                                A (no load)              **           **         **         14.13
                                              -----------------------------------------------------------------------
Equity Growth Fund                              A (load)                 **           **         **          7.31
                                              -----------------------------------------------------------------------
                                                B (no load)              **           **         **         13.39
                                              -----------------------------------------------------------------------
                                                B (load)                 **           **         **          5.19
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                   Fund                            Class                        Average Annual Total Return
                                                                      -----------------------------------------------
                                                                      One Year       Five       Ten         Since
                                                                                     Year       Year     Inception(1)
---------------------------------------------------------------------------------------------------------------------

Equity Value Fund                               I                      25.71        15.94        **        15.23
                                              -----------------------------------------------------------------------
                                                A (no load)            25.51        15.62        **        14.93
                                              -----------------------------------------------------------------------
                                                A (load)               18.58        14.32        **        13.81
                                              -----------------------------------------------------------------------
                                                B (no load)              **           **         **        19.91
                                              -----------------------------------------------------------------------
                                                B (load)                 **           **         **        12.01
---------------------------------------------------------------------------------------------------------------------
                                                I                      25.04        16.67        **        16.17
                                              -----------------------------------------------------------------------
Equity Income Fund                              A (no load)            24.68        16.38        **        15.88
                                              -----------------------------------------------------------------------
                                                A (load)               17.80        15.08        **        14.75
                                              -----------------------------------------------------------------------
                                                B (no load)              **           **         **        23.86
                                              -----------------------------------------------------------------------
                                                B (load)                 **           **         **        15.58
---------------------------------------------------------------------------------------------------------------------
Balanced Fund                                   I                      19.68        12.36        **        11.86
                                              -----------------------------------------------------------------------
                                                A (no load)            19.46        12.08        **        11.56
                                              -----------------------------------------------------------------------
                                                A (load)               12.92        10.82        **        10.48
                                              -----------------------------------------------------------------------
                                                B (no load)              **           **         **        20.18
                                              -----------------------------------------------------------------------
                                                B (load)                 **           **         **        11.26
---------------------------------------------------------------------------------------------------------------------
                                                I                       .25           **         **         7.12
                                              -----------------------------------------------------------------------
International Growth Fund                       A (no load)             0.00          **         **         6.85
                                              -----------------------------------------------------------------------
                                                A (load)               (5.47)         **         **         4.63
                                              -----------------------------------------------------------------------
                                                B (no load)              **           **         **        (3.64)
                                              -----------------------------------------------------------------------
                                                B (load)                 **           **         **       (11.03)
---------------------------------------------------------------------------------------------------------------------
                                                I                      20.49        10.91        **        11.37
                                              -----------------------------------------------------------------------
Mid Cap Fund                                    A (no load)            20.16        10.62        **        11.09
                                              -----------------------------------------------------------------------
                                                A (load)               15.39         9.72        **        10.30
---------------------------------------------------------------------------------------------------------------------


(1) Class I and Class A Shares of the Funds commenced operations on April 1, 1992, except: the New Jersey Municipal Securities Fund-Class I and Class A Shares, commenced operations on May 4, 1992; the Pennsylvania Municipal Securities Fund-Class I Shares and Class A Shares, commenced operations on May 3, 1993 and May 13, 1993, respectively; the International Growth Fund-Class I and Class A Shares, commenced operations on May 1, 1995 and May 4, 1995, respectively; and the Equity Growth Fund-Class I and Class A Shares, commenced operations on February 3, 1997.

     Class B Shares of the Funds commenced operations as follows: Fixed Income Fund, May 16, 1997; the Equity Growth Fund, May 21, 1997; Equity Value Fund, May 12, 1997; the Equity Income Fund and Balanced Fund, May 8, 1997; and the International Growth Fund, May 7, 1997.

**   Not in operation during period.

The Funds' performance may from time to time be compared to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Funds may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                        PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay for each Fund's redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Advisor and/or Sub-Advisor, the Administrator and/or the Custodian are not open for business. The New York Stock Exchange will not open when the following holidays are observed: New Year's Day; Martin Luther King, Jr., Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas.

In addition, as it relates to the Money Market Funds, the Federal Reserve will not open when the following holidays are observed: Columbus Day and Veterans' Day.

                              SHAREHOLDER SERVICES

Distribution Investment Option: Distributions of dividends and capital gains made by the Funds may be automatically invested in shares of one of the Funds if shares of the Funds are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other Funds and consider the differences in objectives and policies before making any investment. This option is not available for Cash Sweep Shareholders.

Reinstatement Privilege: In addition to a similar Class A shares' sales load waiver described in the prospectus, a shareholder who has redeemed his or her shares of any of the Funds has a one-time right to reinvest the redemption proceeds in shares of any of the Funds at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same Fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the transfer agent at the time the trade is placed that the transaction is a reinvestment.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Money Market Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a similar computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The Money Market Funds' use of amortized cost and the maintenance of each Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

Shares will normally be issued for cash only. Transactions involving the issuance of shares for securities or assets other than cash will be limited to a bona fide reorganization, statutory merger or will be limited to other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: meet the investment objectives and policies of the investment company; are acquired for investment and not for resale; are liquid securities which are not restricted as to transfer either by law or liquidity of market; and have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

The securities of the Equity and Balanced Funds are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Although the methodology and procedures are identical, the net asset value per share of Class I, Class A, Class B and Class S shares of the Funds may differ because of the distribution expenses and shareholders servicing fees charged to Class A shares, Class B shares and/or Class S shares.

A pricing service values portfolio securities, which are primarily traded on a domestic exchange, at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. A Fund security that is primarily traded on a foreign securities exchange is generally valued at its preceding closing value on the exchange, provided that if an event occurs after the security is so valued that is likely to have changed its value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

Certain of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                         GENERAL INFORMATION AND HISTORY

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds; shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or classes of a series. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The names and addresses of the holders of 5% or more of the outstanding shares of any Fund as of April 17, 1998 and the percentage of outstanding shares of such Fund held by such shareholders as of such date are, to Trust management's knowledge, as follows:

                                                                                Percent of
                                                                                Beneficial
Fund                                    Name and Address                        Ownership
----                                    ----------------                        ---------
Institutional Select Money              Summit Bank                             79.26%
Market Fund                             Attn: Patricia Kyritz
                                        P.O. Box 821
                                        Hackensack, NJ 07602-0821
                                        Acct # 1181-1

                                        Summit Asset Management                 20.74%
                                        c/o Laurie Minervini
                                        P.O. Box 821
                                        Hackensack, NJ  07602-0821
                                        Acct #2283-9

U.S. Treasury Securities                Summit Bank                              92.87%
Money Market Fund:                      Attn: Patricia Kyritz
                                        P.O. Box 821
                                        Hackensack, NJ 07602-0821
                                        Acct # 1181-1

Prime Obligation                        Summit Bank                              66.04%
Money Market Fund:                      Attn: Patricia Kyritz
                                        P.O. Box 821
                                        Hackensack, NJ 07602-0821
                                        Acct # 1181-


                                        Summit Discount Brokerage                18.40%
                                        Attn: Richard Jennings
                                        1457 MacArthur Road
                                        Whitehall, PA  18052-5787
                                        Acct # 2016795


                                        Summit Asset Management                   9.21%
                                        c/o Laurie Minervini
                                        P.O. Box 821
                                        Hackensack, NJ  07602-0821
                                        Acct #2283-9

                                                                                Percent of
                                                                                Beneficial
Fund                                    Name and Address                        Ownership
----                                    ----------------                        ---------
Tax-Exempt Money Market                 Summit Bank                             65.83%
Fund:                                   Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ 07602-0547
                                        Acct # 1181-1


                                        Summit Discount Brokerage               21.42%
                                        Attn: Richard Jennings
                                        P.O. Box 22227
                                        Lehigh Valley, PA 18002-2227
                                        Acct # 2016795-2


                                        Summit Asset Management                  7.99%
                                        c/o Laurie Minervini
                                        P.O. Box 821
                                        Hackensack, NJ  07602-0821
                                        Acct #2283-9

Equity Growth Fund:                     Summit Bank                             79.67%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1182-4

                                        Summit Bank                             19.22%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 118-0

Fixed Income Fund:                      Summit Bank                             34.81%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ 07602-0547
                                        Acct # 1182-4

                                                                                Percent of
                                                                                Beneficial
Fund                                    Name and Address                        Ownership
----                                    ----------------                        ---------
                                        Summit Bank                             29.66%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 118-0

                                        Summit Bank                             29.44%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1181-1

New Jersey Municipal                    Summit Bank                             43.02%
Securities Fund:                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1182-4

                                        Summit Bank                              7.63%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 118-0

Equity Value Fund:                      Summit Bank                             45.43%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1182-4

                                        Summit Bank                             42.45%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 118-0

                                                                                Percent of
                                                                                Beneficial
Fund                                    Name and Address                        Ownership
----                                    ----------------                        ---------
Equity Income Fund:                     Summit Bank                             54.14%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1182-4

                                        Summit Bank                             19.76%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 118-0

Mid Cap Fund:                           Summit Bank                             78.71%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 118-0

                                        Summit Bank                             13.79%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1182-4

Balanced Fund:                          Summit Bank                             50.98%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 118-0

                                        Summit Bank
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1181

                                                                                Percent of
                                                                                Beneficial
Fund                                    Name and Address                        Ownership
----                                    ----------------                        ---------
Pennsylvania Municipal                  Summit Bank                             61.88%
Securities Fund:                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1181-1
                                        Summit Bank                             35.80%

                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1182-4

International Growth Fund:              Summit Bank                             45.07%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 118-0

                                        Summit Bank                             25.84%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1181-1

                                        Summit Bank                             17.62%
                                        Attn: Patricia Kyritz
                                        P.O. Box 547
                                        Hackensack, NJ  07602-0547
                                        Acct # 1182-4

Beneficial owners of 25% or more of a Fund may be deemed a "controlling person" of such Fund within the meaning of the 1940 Act.

The Trust believes that most of the shares referred to above held by Summit Bank were held in accounts for its fiduciary, agency or custodial customers.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                      TAXES

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt has been made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

All Funds. In order to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades of businesses.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.


Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term capital gain or loss if the shares have been held for more than twelve, but not more than eighteen months and otherwise will be treated as a short-term capital asset held for more than twelve months.

If shares on which a capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a loss from the sale or exchange of a capital asset held for more than twelve months.


Distributions from the Funds generally will not be eligible for the dividends received deduction available to corporate shareholders.

If for any taxable year a Fund does not qualify for the special tax treatment afforded RICs, all of the taxable income of that Fund will be subject to federal income tax at regular corporate rates (without any deduction for distributions to Fund shareholders). In such event, all distributions made by the Fund (whether or not derived from tax-exempt interest) would be taxable to shareholders as dividends to the extent of the Fund's earnings and profits, and such dividend distributions would be eligible for the dividends received deduction available to corporate shareholders.

Additional Consideration for the International Growth, Equity Growth and Fixed Income Funds. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains on investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to an election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Additional Considerations for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds (the "Tax-Exempt Funds"). As noted in the prospectuses for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

Any loss recognized by a shareholder upon the sale or redemption of shares of a Tax-Exempt Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends the shareholder has received with respect to such shares. Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

A Tax-Exempt Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of a Tax-Exempt Fund.

Issuers of bonds purchased by a Tax-Exempt Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes.


                                 LEGAL MATTERS

Morgan Lewis & Bockius LLP serves as legal counsel to the Trust.



                                     EXPERTS

The financial statements of the Trust, incorporated by reference into this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements and the notes thereto and the Report of the Independent Public Accountants dated February 16, 1998 for the fiscal year ended December 31, 1997, relating to the financial statements and financial highlights of the Trust are incorporated by reference herein. A copy of the Trust's 1997 Annual Report to Shareholders must accompany delivery of this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.


Standard & Poor's Ratings Group's corporate bond ratings:


     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on a obligation are jeopardized.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Standard & Poor's Ratings Group's commercial paper ratings:


     A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

     C - This rating is assigned to short-term debt obligations that is currently vulnerable to nonpayment.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            PART C: OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

           Financial statements and exhibits filed as part of the Registration
           Statement:

           (a) Part A - Financial Highlights

           (b) Part B


(i) The following audited financial statements for the U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, Equity Growth, Equity Value, Equity Income, Equity Value, Mid Cap, Balanced, International Growth and Institutional Select Money Market Funds for the fiscal year ended December 31, 1997, including a report of Arthur Andersen LLP dated February 6, 1998, are incorporated by reference into the Statement of Additional Information from Form N-30D filed on February 25, 1998 with Accession Number 0000935069-98-000030.


           Schedule of Investments
           Statement of Assets and Liabilities
           Statement of Operations
           Statement of Changes in Net Assets
           Financial Highlights
           Notes to Financial Statements

(1) Registrant's Declaration of Trust dated September 9, 1991 originally filed with Registrant's Registration Statement on Form N-1A (File No. 33-44712), filed with the Securities and Exchange Commission on December 23, 1991.*
(2) Registrant's By-laws originally filed with Registrant's Registration Statement on Form N-1A (File No. 33-44712), with the Securities and Exchange Commission on December 23, 1991.*
(3)        Not Applicable.
(4)        Not Applicable.
(5)(a) Administration Agreement between Registrant and SEI Financial Management Corporation dated February 28, 1992 as amended May 25, 1996 and December 1, 1996.**
(5)(b) Registrant's Consent to Assignment and Assumption dated June 1, 1996 of the Administration Contract dated February 28, 1992, as amended May 25, 1993.**
(5)(c) Investment Advisory Agreement between Registrant and United Jersey Bank Investment Management Division dated April 28, 1996.**
(5)(d) Investment Advisory Agreement dated April 28, 1996 between Registrant and United Jersey Bank Investment Management Division (the "Advisor") with respect to the International Growth Portfolio.**
(5)(e) Investment Sub-Advisory Agreement dated April 28, 1996 between the Advisor and Wellington Management Company, LLP.**
(5)(f) Transfer Agent Agreement originally filed with Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-44712) with the Securities and Exchange Commission on September 24, 1992.*
(5)(g) Form of Transfer Agent Agreement between Registrant and State Street Bank and Trust Company.****
(5)(h) Amended and Restated Schedule to the Investment Advisory Agreement dated April 28, 1996 is filed herewith.
(5)(i) Amended and Restated Schedule to the Administration Agreement dated February 28, 1992 is filed herewith.

(6)(a) Distribution Agreement between Registrant and SEI Financial Services Company dated February 28, 1992.*

(6)(b) Distribution and Agreement-Class B Shares between Registrant and SEI Financial Services Company dated February 20, 1997.***
(7)        Not Applicable.
(8)(a) Custodian Agreement dated February 28, 1992 between Registrant and United Jersey Bank originally filed with Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-44712), with the Securities and Exchange Commission on September 24, 1992.*
(8)(b) Custodian Agreement dated April 22, 1992 between United Jersey Bank and The Bank of California, National Association originally filed with Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-44712), with the Securities and Exchange Commission on February 10, 1995.*
(9)        Not Applicable.
(10) Opinion and Consent of Counsel originally filed with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-44712), with the Securities and Exchange Commission on March 27, 1992.*
(11)       Consent of Independent Public Accountants is filed herewith.
(12)       Not Applicable.
(13)       Not Applicable.
(14)       Not Applicable.
(15)(a)    Distribution Plan-Class A (formerly Class B).**
(15)(b)    Distribution Plan-U.S. Treasury Securities Plus Money Market Fund.*
(15)(c) Amended and Restated Rule 18f-3 Multiple Class Plan dated March 24, 1998 is filed herewith.
(15)(d)    Distribution Plan-Class B Shares dated February 20, 1997.***
(16)       Performance Quotation Computation.
(24) Powers of Attorney for Robert A. Nesher, Ray Konrad, Arthur L. Berman, Christine H. Yackman, James B. Grecco, Thomas D. Sayles, Jr. and Mark E. Nagle.****
(27)       Financial Data Schedules are filed herewith.

------------------------------------------
* Incorporated by reference to Post-Effective Amendment No. 9, as filed on November 13, 1996.
** Incorporated by reference to Post-Effective Amendment No. 10, as filed on February 28, 1997.
*** Incorporated by reference to Post-Effective Amendment No. 11, as filed on April 30, 1997.
**** Incorporated by reference to Post-Effective Amendment No. 15, as filed on January 30, 1998.

Item 25.  Persons Controlled by or under Common Control with Registrant

           See the Prospectuses and the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Corporation which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.


Item 26.  Number of Holders of Securities:
           As of  March 31, 1998,

                                                                                                  Number of
                Title and Class                                                                   Record Holders
                ---------------                                                                   --------------
                Units of beneficial interest, without par value--
                   U.S. Treasury Securities Money Market Fund--Class A.........................       62
                   U.S. Treasury Securities Money Market Fund--Class I.........................       11
                   U.S. Treasury Securities Plus Money Market Fund.............................      217
                   Prime Obligation Money Market Fund--Class A.................................      237
                   Prime Obligation Money Market Fund--Class B.................................        6
                   Prime Obligation Money Market Fund--Class I.................................      466
                   Prime Obligation Money Market Fund--Class S.................................        4

                   Tax-Exempt Money Market Fund--Class A.......................................       72
                   Tax-Exempt Money Market Fund--Class I.......................................      143
                   Fixed Income Fund--Class A..................................................      274
                   Fixed Income Fund--Class B..................................................       98
                   Fixed Income Fund--Class I..................................................      379
                   New Jersey Municipal Securities Fund--Class A...............................      619
                   New Jersey Municipal Securities Fund--Class I...............................      150
                   Pennsylvania Municipal Securities Fund--Class A.............................       16
                   Pennsylvania Municipal Securities Fund--Class I.............................        8
                   Intermediate-Term Government Securities Fund--Class A.......................       86
                   Intermediate-Term Government Securities Fund--Class I.......................       95
                   Equity Value Fund--Class A..................................................      769
                   Equity Value Fund--Class B..................................................      927
                   Equity Value Fund--Class I..................................................      220
                   Equity Income Fund--Class A.................................................      906
                   Equity Income Fund--Class B.................................................    1,218
                   Equity Income Fund--Class I.................................................      230
                   Mid Cap Fund--Class A.......................................................      596
                   Mid Cap Fund--Class I.......................................................       89
                   Balanced Fund--Class A......................................................      698
                   Balanced Fund--Class B......................................................      542
                   Balanced Fund--Class I......................................................        9
                   International Growth Fund--Class A..........................................      127
                   International Growth Fund--Class B..........................................       38
                   International Growth Fund--Class I..........................................      215
                   Equity Growth Fund--Class A.................................................       23
                   Equity Growth Fund--Class B.................................................       80
                   Equity Growth Fund--Class I.................................................       14
                   Institutional Select Money Market Fund......................................        5



Item 27.  Indemnification:

          Article VIII of the Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Advisor:

          Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Advisor is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of a director, officer, employee, partner or trustee are as follows:


             Name and Position                      Name of                       Connection with
          with Investment Advisor                Other Company                     Other Company
          -----------------------                -------------                    ---------------
Directors:
T. Joseph Semrod, Chairman, Chief
Executive Officer & Director................ Summit Bancorp                       Chairman & CEO
Robert G. Cox, President & Director......... Summit Bancorp                       President
John G. Collins, Vice Chairman &
Director.................................... Summit Bancorp                       Vice Chairman
Bjorn Ahlstrom, Director.................... Volvo North America                  --
                                             Corporation, Retired
Robert L. Boyle, Director................... William H. Hintelmann Firm           Representative
James C. Brady, Jr., Director............... Mill House Associates, L.P.          Partner
Barry D. Brown, Director.................... Princeton Insurance Co.              Chairman
T.J. Dermot Dunphy, Director................ Sealed Air Corporation               Chairman & CEO
Anne Evans Estabrook, Director.............. Elberon Development Co.              Owner
Elinor J. Ferdon, Director.................. Girl Scouts of the USA               National President
Samuel Gerstein, Esq., Director............. Gerstein, Cohen & Grayson            Partner
Richard H. Goldberger, Director............. Linda's Flame Roasted Chicken        Chairman
Robert S. Hekemian, Director................ Hekemian & Co., Inc.                 Chairman & CEO
Thomas C. Jamieson, Jr., Esq., Director..... Jamieson, Moore, Peskin &            Chairman & President
                                             Spicer, PA
Vincent P. Langone, Director................ L&S Incorporated                     --
Francis J. Mertz, Director.................. Fairleigh Dickinson University       President
George L. Miles, Jr., Director.............. WQED Pittsburgh                      President & CEO
Bertram B. Miller, Director................. B.B. Miller & Company                President
Raymond Silverstein, Director............... Alloy, Silverstein, Shapiro,         Consultant
                                             Adams, Mulford & Co.
Orin R. Smith, Director..................... Engelhard Corp.                      Chairman & CEO
Sylvester L. Sullivan, Director............. Car Rentals, Inc.                    President
Joseph M. Tabak, Director................... JPC Enterprises, Inc.                President & CEO
Robert A. Woodruff, Director................ Woodruff Oil Company                 President

          Wellington Management Company, LLP ("WMC") is the investment sub-advisor for the International Growth Fund. The principal address of WMC is 75 State Street, Boston, MA 02109.



          The list required by this Item 28 of officers and directors of WMC, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WMC pursuant to the Advisers Act (SEC File No. 801-15908).

Item 29.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

          Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

          SEI Daily Income Trust                            July 15, 1982
          SEI Liquid Asset Trust                            November 29, 1982
          SEI Tax Exempt Trust                              December 3, 1982
          SEI Index Funds                                   July 10, 1985
          SEI Institutional Managed Trust                   January 22, 1987
          SEI International Trust                           August 30, 1988
          The Advisors' Inner Circle Fund                   November 14, 1991
          CUFUND                                            May 1, 1992
          STI Classic Funds                                 May 29, 1992
          CoreFunds, Inc.                                   October 30, 1992
          First American Funds, Inc.                        November 1, 1992
          First American Investment Funds, Inc.             November 1, 1992
          The Arbor Fund                                    January 28, 1993
          Boston 1784 Funds(R)                              June 1, 1993
          The PBHG Funds, Inc.                              July 16, 1993
          Marquis Funds(R)                                  August 17, 1993
          Morgan Grenfell Investment Trust                  January 3, 1994
          The Achievement Funds Trust                       December 27, 1994
          Bishop Street Funds                               January 27, 1995
          CrestFunds, Inc.                                  March 1, 1995
          STI Classic Variable Trust                        August 18, 1995
          ARK Funds                                         November 1, 1995
          Monitor Funds                                     January 11, 1996
          FMB Funds, Inc.                                   March 1, 1996
          SEI Asset Allocation Trust                        April 1, 1996
          TIP Funds                                         April 28, 1996
          SEI Institutional Investments Trust               June 14, 1996
          First American Strategy Funds, Inc                October 1, 1996
          HighMark Funds                                    February 15, 1997
          Armada Funds                                      March 8, 1997
          PBHG Insurance Series Fund, Inc.                  April 1, 1997
          The Expedition Funds                              June 9, 1997
          TIP Institutional Funds                           January 1, 1998
          Oak Associates Funds                              February 27, 1998

          The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.


                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant

Alfred P. West, Jr.        Director, Chairman & Chief Executive Officer                          --
Henry H. Greer             Director                                                              --
Carmen V. Romeo            Director                                                              --
Mark J. Held               President & Chief Operating Officer                                   --
Gilbert L. Beebower        Executive Vice President                                              --
Dennis J. McGonigle        Executive Vice President                                              --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                   --
Leo J. Dolan, Jr.          Senior Vice President                                                 --
Carl A. Guarino            Senior Vice President                                                 --
Larry Hutchison            Senior Vice President                                                 --
Jack May                   Senior Vice President                                                 --
Hartland J. McKeown        Senior Vice President                                                 --
Barbara J. Moore           Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President & General Counsel                      Vice President &
                                                                                        Assistant Secretary
Patrick K. Walsh           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
Gordon W. Carpenter        Vice President                                                        --
Todd Cipperman             Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
Robert Crudup              Vice President & Managing Director                                    --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
Vic Galef                  Vice President & Managing Director                                    --
Samuel King                Vice President                                                        --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Carolyn McLaurin           Vice President & Managing Director                                    --
W. Kelso Morrill           Vice President                                                        --
Mark Nagle                 Vice President                                               Controller &
                                                                                        Chief Financial Officer
Joanne Nelson              Vice President                                                        --
Joseph M. O'Donnell        Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President & Assistant Secretary                                  --
Lydia A. Gavalis           Vice President & Assistant Secretary                                  --
Lynda J. Striegel          Vice President & Assistant Secretary                                  --
Sandra K. Orlow            Vice President & Secretary                                   Vice President &
                                                                                        Assistant Secretary
Cynthia M. Parrish         Vice President & Assistant Secretary                                  --
Donald Pepin               Vice President & Managing Director                                    --
Kim Rainey                 Vice President                                                        --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Mark Samuels               Vice President & Managing Director                                    --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
Lori L. White              Vice President & Assistant Secretary                                  --
Wayne M. Withrow           Vice President & Managing Director                                    --

Item 30.  Location of Accounts and Records:

        Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

              (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b);
        (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

                  Summit Bank
                  210 Main Street
                  Hackensack, NJ 07601

                  Union Bank of California Global Custody
                  475 Sansome Street
                  11th Floor
                  San Francisco, CA 94111

              (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C)
        and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's
        Administrator:

                  SEI Fund Resources
                  Oaks, PA  19456

              (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisor or Sub-Advisor:

                  Summit Bank Investment Management Division,
                      a division of Summit Bank
                  210 Main Street
                  Hackensack, NJ 07601

                  Wellington Management Company, LLP
                  75 State Street
                  Boston, MA  02109

Item 31.  Management Services: None.

Item 32.  Undertakings:

        Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), inform the Board of Trustees of their desire to communicate with shareholders of the Trust, the Trustees will inform such shareholders as to the approximate number of shareholders of record and the approximate costs of mailing or afford said shareholders access to a list of shareholders.

        Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                     NOTICE

        A copy of the Agreement and Declaration of Trust for The Pillar Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement No. 33-44712 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 27th day of April, 1998.



                                                       THE PILLAR FUNDS


                                                       By: /s/ Kevin P. Robins
                                                           --------------------
                                                               Kevin P. Robins
                                                               Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

            *                       Trustee                      April 27, 1998
-----------------------------
       Arthur L. Berman

            *                       Trustee                      April 27, 1998
-----------------------------
       Ray  Konrad

            *                       Trustee                      April 27, 1998
-----------------------------
       Robert A. Nesher

            *                       Trustee                      April 27, 1998
-----------------------------
       Christine H. Yackman

            *                       Trustee                      April 27, 1998
-----------------------------
        James B. Grecco

            *                       Trustee                      April 27, 1998
-----------------------------
        Thomas D. Sayles, Jr.

                                    Vice President               April 27, 1998
       Kevin P. Robins

/s/Mark E. Nagle                    Controller                   April 27, 1998
-----------------------------       & Chief Financial Officer
       Mark E. Nagle


*By:  /s/ Kevin P. Robins
      -------------------
        Kevin P. Robins
        Attorney-in-Fact

                                  EXHIBIT INDEX


 Exhibit                                            Name
 -------                                            ----
EX-99.B1 Registrant's Declaration of Trust dated September 9, 1991 originally filed with Registrant's Registration Statement on Form N-1A (File No. 33-44712), filed with the Securities and Exchange Commission on December 23, 1991.*

EX-99.B2 Registrant's By-laws originally filed with Registrant's Registration Statement on Form N-1A (File No. 33-44712), with the Securities and Exchange Commission on December 23, 1991.*

EX-99.B5(a)          Administration Agreement between Registrant and SEI
                     Financial Management Corporation dated February 28, 1992, as amended May 25, 1996 and December 1, 1996.**

EX-99.B5(b)          Registrant's Consent to Assignment and Assumption dated
                     June 1, 1996 of the Administration Contract dated February
                     28, 1992, as amended May 25, 1993.**

EX-99.B5(c)          Investment Advisory Agreement between Registrant and United
                     Jersey Bank Investment Management Division dated April 28,
                     1996.**

EX-99.B5(d)          Investment Advisory Agreement dated April 28, 1996 between
                     Registrant and United Jersey Bank Investment Management
                     Division (the "Advisor") with respect to the International
                     Growth Portfolio.**

EX-99.B5(e)          Investment Sub-Advisory Agreement between the Advisor and
                     Wellington Management Company, LLP.**

EX-99.B5(f)          Transfer Agent Agreement originally filed with
                     Post-Effective Amendment No. 1 to Registrant's Registration
                     Statement on Form N-1A (File No. 33-44712) with the
                     Securities and Exchange Commission on September 24, 1992.**

EX-99.B5(g)          Form of Transfer Agent Agreement between Registrant and
                     State Street Bank and Trust Company.****

EX-99.B5(h)          Amended and Restated Schedule to the Investment Advisory
                     Agreement dated April 28, 1996 is filed herewith.

EX-99.B5(i)          Amended and Restated Schedule to the Administration
                     Agreement dated February 28, 1992 is filed herewith.

 Exhibit                                            Name
 -------                                            ----

EX-99.B6(a)          Distribution Agreement between Registrant and SEI Financial
                     Services Company dated February 28, 1992, as amended May
                     25, 1993, originally filed with Post-Effective Amendment
                     No. 1 to Registrant's Registration Statement on Form N-1A
                     (File No. 33-44712) with the Securities and Exchange
                     Commission on September 24, 1992.*

EX-99.B6(b)          Distribution Agreement-Class B Shares between Registrant
                     and SEI Financial Services Company dated February 20,
                     1997.***

EX-99.B8(a)          Custodian Agreement dated February 28, 1992 between
                     Registrant and United Jersey Bank originally filed with Post-Effective Amendment No. 1 to Registrant's Registration
                     Statement on Form N-1A (File No. 33-44712), with the
                     Securities and Exchange Commission on September 24, 1992.*

EX-99.B8(b)          Custodian Agreement dated April 22, 1992 between United
                     Jersey Bank and The Bank of California, National
                     Association originally filed with Post-Effective Amendment
                     No. 5 to Registrant's Registration Statement on Form N-1A
                     (File No. 33-44712), with the Securities and Exchange
                     Commission on February 10, 1995.*

EX-99.B10            Opinion and Consent of Counsel originally filed with
                     Pre-Effective Amendment No. 2 to Registrant's Registration
                     Statement on Form N-1A (File No. 33-44712) with the
                     Securities and Exchange Commission on March 27, 1992.*

EX-99.B11            Consent of Independent Public Accountants is filed
                     herewith.

EX-99.B15(a)         Distribution Plan-Class A (formerly Class B) is
                     incorporated by reference to Post-Effective Amendment No.
                     10.**

EX-99.B15(b)         Distribution Plan-U.S. Treasury Securities Plus Money
                     Market Fund originally filed with Post-Effective Amendment
                     No. 2 to Registrant's Registration Statement on Form N-1A
                     (File No. 33-44712), filed with the Securities and Exchange
                     Commission on March 1, 1993.**

 Exhibit                                            Name
 -------                                            ----
EX-99.B15(c)         Amended and Restated Rule 18f-3 Multiple Class Plan dated
                     March 24, 1998 is filed herewith.

EX-99.B15(d)         Distribution Plan-Class B Shares dated February 20,
                     1997.***

EX-99.B16            Performance Quotation Computation.

EX-99.B24            Powers of Attorney for Robert A. Nesher, Ray Konrad, Arthur
                     L. Berman, Christine H. Yackman, James B. Grecco, Thomas D.
                     Sayles, Jr. and Mark E. Nagle.****

EX-99.B27            Financial Data Schedules are filed herewith.

------------------------------------------

* Incorporated by reference to Post-Effective Amendment No. 9, as filed on November 13, 1996.

** Incorporated by reference to Post-Effective Amendment No. 10, as filed on February 28, 1997

*** Incorporated by reference to Post-Effective Amendment No. 11, as filed on April 30, 1997.

**** Incorporated by reference to Post-Effective Amendment No. 15, as filed on January 30, 1998.